UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement [_] Definitive  Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              DIGITAL FUSION, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1) Amount previously paid:

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(4) Date Filed:

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SEC 1913 (04-05)

                              DIGITAL FUSION, INC.
                4940-A Corporate Drive, Huntsville, Alabama 35805

                                 April 17, 2006


To our Stockholders,

     You are cordially invited to attend the annual meeting of stockholders of Digital Fusion, Inc., which will take place at the Huntsville Marriott, Five Tranquility Base, Huntsville, Alabama on Thursday, May 25, 2006, at 10:00 a.m., local time. Details of the business to be conducted at the annual meeting are given in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter.

     Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting. When you vote in advance, simply indicate your intention to personally attend the annual meeting. Please see the Question and Answer section on Page 3 of the enclosed Proxy Statement for instructions on how to obtain an admission ticket if you plan to personally attend the annual meeting.

     Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Your prompt vote over the Internet, by telephone via toll-free number, or by written proxy will save the Corporation the expense and extra work of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Digital Fusion, Inc.


                              /s/ Frank Libutti
                            -------------------------
                                  Frank Libutti
                            Chairman of the Board and
                             Chief Executive Officer

                              DIGITAL FUSION, INC.
                4940-A Corporate Drive, Huntsville, Alabama 35805

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                Official Notice of Annual Meeting of Stockholders
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To the Stockholders:

     The annual meeting of stockholders of Digital Fusion, Inc. will take place at the Huntsville Marriott, Five Tranquility Base, Huntsville, Alabama on Thursday, May 25, 2006, at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

     (1)  to elect eight (8) directors;

     (2) to amend the 2005 Stock Option Plan (in the form of an Amended and restated 2005 Equity Incentive Plan) to authorize restricted stock grants and increase the number of shares available thereunder for restricted stock grants from 750,000 to 2,750,000 shares and a limit of 500,000 shares for restricted stock grants.

     (3) to transact any other business that may be properly brought before the Annual Meeting

     Only stockholders of record at the close of business on April 11, 2006 will be entitled to vote at the meeting.

                                      By Order of the Board of Directors,

                                      /s/ Elena I. Crosby
                                      -----------------------
                                      Elena I. Crosby
                                      Corporate Secretary

April 17, 2006



                                   IMPORTANT:

     Whether or not you expect to personally attend, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Enclosed is an addressed, postage-paid envelope for those voting by mail in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so because your proxy is revocable at your option. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other holder of record.

                                TABLE OF CONTENTS

Solicitation and Ratification Of Proxies                                       1

Outstanding Stock and Voting Procedures                                        2
o  Outstanding Stock                                                           2
o  Voting Procedures                                                           2

Questions and Answers About the Meeting and Voting                             3

Proposal 1--Election of Directors                                              5
o  Nominees for Directors

Information Regarding the Board and its Committees                             7
o  Board Purpose and Structure                                                 7
o  Director Independence                                                       7
o  Board Meetings and Attendance                                               8
o  Board Committees                                                            8
o  Audit Committee                                                             8
o  Compensation Committee                                                      9
o  Governance and Nominating Committee                                         9
o  Executive Committee                                                        10

Corporate Governance                                                          10
o  Corporate Governance Guidelines                                            10
o  Board Administration Guidelines                                            11
o  Committee Administration Guidelines                                        11
o  Committee Governance Documents                                             11
o  Auditor Services Pre-Approval Policy                                       11
o  Guidelines For Communicating With Directors                                11
o  Miscellaneous Governance Policies                                          12
o  Code Of Ethics and Business Conduct Policy                                 12
o  Attorney Up-The-Ladder Reporting Policy                                    12
o  Policy Administration Guidelines                                           12

Information Regarding the Compensation Of Directors                           12

Report of the Compensation Committee                                          13

Compensation Committee Interlocks and Insider Participation                   16

Report of the Audit Committee                                                 16

Report of the Governance and Nominating Committee                             17

Executive Compensation                                                        19

o  Summary Compensation Table                                                 19

Stock Options Granted                                                         21

Stock Option Exercises and December 31, 2005 Stock Option Value               22

Employment Agreements                                                         22

Change in Control Arrangements                                                24

Executive Officers Of The Registrant                                          25

Security Ownership of Beneficial Owners and Management                        28

Section 16(A) Beneficial Ownership Reporting Compliance                       29

Independent Auditors                                                          29

Proposal 2 -- Approval of Digital Fusion, Inc. Amended and Restated
2005 Stock Option Plan                                                        30

Stockholder Proposals                                                         32

Director Nomination Process                                                   32

Certain Relationships and Related Transactions                                33

Multiple Stockholders Sharing the Same Address                                34

Other Matters                                                                 34

Appendix A - Corporate Governance Guidelines Appendix

B - Board Administration Guidelines Appendix

C - Committee Administration Guidelines Appendix

D - Audit Committee Charter, Key Tasks and Processes and Guidelines Appendix

E - Compensation Committee Charter, Key Tasks and Processes and Guidelines
    Appendix

F - Governance & Nominating Committee Charter, Key Tasks and Processes and
    Guidelines Appendix

G - Executive Committee Charter, Key Tasks and Processes and Guidelines Appendix

H - Auditor Services Pre-Approval Policy Appendix

I - Guidelines for Communicating with Directors Appendix

J - Miscellaneous Governance Policies Appendix

K - Attorney-Up-the-Ladder Reporting Policy Appendix

L - Policy Administration Guidelines Appendix

M - Director Nomination Process Appendix

N - Amended and Restated Digital Fusion 2005 Incentive Stock Option Plan

                              DIGITAL FUSION, INC.

                4940-A Corporate Drive, Huntsville, Alabama 35805

                                 ---------------

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                  May 25, 2006


     This Proxy Statement is being furnished by Digital Fusion, Inc. (the "Corporation" or "Digital Fusion") in connection with a solicitation of proxies by its Board of Directors (the "Board of Directors" or the "Board") for use at the annual meeting of the Corporation's stockholders to be held on May 25, 2006 (the "annual meeting" or "meeting"). Whether or not you personally attend, it is important that your shares be represented and voted at the annual meeting. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other stockholder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for stockholders of record will be available until the annual meeting begins at 10:00 a.m., local time, on May 25, 2006. This Proxy Statement and the accompanying proxy card will be first mailed on or about April 24, 2006.

                    SOLICITATION AND RATIFICATION OF PROXIES

     If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees presented in Proposal 1 and FOR the proposal set forth in Proposal 2. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come to a vote at the meeting, the members of the Proxy Committee will vote in accordance with their best judgments. At any time before it is exercised, you may revoke your proxy by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the annual meeting. Voting in advance of the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. If you are a beneficial owner, but your shares are registered in the name of a bank, broker, or other stockholder of record, the voting instructions form mailed to you with this Proxy Statement may not be used to vote in person at the annual meeting. Instead, to be able to vote in person at the annual meeting you must obtain, from the stockholder of record, a proxy in your name and present it at the meeting. See "Questions and Answers about the Meeting and Voting" in this Proxy Statement for an explanation of the term "stockholder of record."

     The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Corporation will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of Digital Fusion or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, executive officers, or other employees for their services. Digital Fusion will also request banks, brokers, and other stockholders of record to forward proxy materials, at the Corporation's expense, to the beneficial owners of the shares.

                     OUTSTANDING STOCK AND VOTING PROCEDURES

Outstanding Stock

     The stockholders of record of Digital Fusion Common Stock ("Common Stock") at the close of business on April 11, 2006 will be entitled to vote in person or by proxy at the annual meeting. At that time, the Corporation had XX,XXX,XXX outstanding shares of its Common Stock. Each stockholder will be entitled to one vote in person or by proxy for each share of Common Stock held. A quorum for the transaction of business shall be constituted by the presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote. All shares for which proxies or voting instructions are returned are counted as present for purposes of determining the existence of a quorum at the annual meeting. Proxies or voting instructions returned by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers as to that matter ("broker non-votes") will not be counted as votes on that matter.

Voting Procedures

     Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election from StockTrans, Inc. In addition, the following voting procedures will be in effect for each proposal described in this Proxy
Statement:

     Proposal 1. Nominees for director positions of Digital Fusion are elected by a plurality of the votes cast at the annual meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast, and abstentions and broker non-votes are not counted as votes cast.

     Proposal 2. Approval of the Digital Fusion, Inc. Amended and Restated 2005 Stock Option Plan requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

     If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by the affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting on the matter so proposed, unless otherwise provided in the Corporation's Restated Certificate of Incorporation or Amended and Restated Bylaws or the Delaware General Corporation Law. None of the members of our Board have informed the Corporation in writing that they intend to oppose any action intended to be taken by the Corporation.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

               QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1. What is a proxy?

A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. As is our usual practice, we have designated Frank Libutti and Elena I. Crosby to act as proxy holders at the annual meeting as to all shares for which proxies are returned or voting instructions are provided by Internet or telephonic voting.

2. What is a proxy statement?

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating the Proxy Committee described above to vote on your behalf.

3. What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a "beneficial owner?"

o If your shares are registered in your name at StockTrans, Inc., you are a stockholder of record.

o If your shares are registered at StockTrans, Inc. in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.

4. What different methods can you use to vote?

o By Written Proxy. All stockholders may vote by mailing the written proxy card.

o By Telephone and Internet Proxy. Street name holders may vote by telephone or the Internet if their bank, broker, or other stockholder of record makes those methods available, in which case the bank, broker, or other stockholder of record will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

o In Person. All stockholders may vote in person at the meeting.

5. What is the record date and what does it mean?

The record date for the annual meeting is April 11, 2006. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record at the close of business on the record date are entitled to receive notice of the meeting and to vote their shares at the meeting.

6. What are your voting choices for Director nominees, and what vote is needed to elect Directors?

For the vote on the election of the eight Director nominees to serve until the 2007 annual meeting, stockholders may:

o vote in favor of all nominees,

o vote to withhold votes from all nominees, or

o vote to withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. The Board recommends a vote "FOR" each of the nominees.


7. What is a plurality of the votes?

In order to be elected, a Director nominee does not have to receive a majority of the affirmative votes cast for directors. Instead, the three nominees elected are those who receive the most affirmative votes of all the votes cast on Proposal 1 in person or by proxy at the meeting.

8. What are your voting choices when voting on management's proposal to amend and restate the Digital Fusion 2005 Stock Option (now referred to as the "Amended and Restated 2005 Equity Incentive Plan"), and what vote is needed to adopt the proposed plan?

In the vote on the approval of the Digital Fusion, Inc. Amended and Restated 2005 Equity Incentive Plan, stockholders may:

o vote in favor of the Amended and Restated 2005 Equity Incentive Plan,

o vote against the Amended and Restated 2005 Equity Incentive Plan, or

o abstain from voting on the Amended and Restated 2005 Equity Incentive Plan.


The proposal to approve the Amended and Restated 2005 Equity Incentive Plan will require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal in person or by proxy at the meeting. The Board recommends a vote "FOR" proposal 2.

10. What if a stockholder does not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each proposal described on the enclosed proxy. However, proxies that are signed and returned will be voted "FOR" proposals described in this proxy statement for which no specific instructions are given.

11. How are abstentions and broker non-votes counted?

Both abstentions and broker non-votes are counted as "present" for purposes of determining the existence of a quorum at the annual meeting. However, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote on Proposal 1. Because Proposal 2 requires the affirmative vote of a specified percentage of all outstanding shares, abstentions and broker non-votes with respect to Proposal 2 will have the same effect as a vote cast against these proposals.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     The Board of Directors has nominated the following directors for re-election. All the nominees are presently serving on the Board of Directors. Lt. Gen. Garner, Mr. Hall, Lt. Gen. Libutti, Mr. Lofty and Mr. Ryan are standing for re-election by the stockholders. Mr. Decker, Lt. Gen. Hite and Mr. Moore are standing for election by the stockholders for the first time. Mr. Greene will not be standing for re-election. Each of the following nominees has furnished to the Corporation the following information with respect to his principal occupation or employment and principal business directorships:

LIEUTENANT GENERAL USMC (RET.) FRANK LIBUTTI, age 60.

     Lt. Gen. Libutti is the Chairman and Chief Executive Officer of Digital Fusion, Inc. and Chairman of the Executive Committee.

     Lt. Gen. Libutti became a director in April 2005, became Chairman of the Board and Chief Executive Officer in September 2005. Lt. Gen. Libutti served as the first Under Secretary for Information Analysis and Infrastructure Protection Directorate at the newly created U.S. Department of Homeland Security. From 2002 to May 2003, Lt. Gen. Libutti served as the New York Police Department's First Deputy Commissioner of Counter-Terrorism. Prior to NYPD, Lt. Gen. Libutti had a long and distinguished career in the Marine Corps, retiring in October 2001. Lt. Gen. Libutti's last assignment before retiring from the Marine Corps was as the Commanding General, U.S. Marine Forces Pacific and Commanding General, Marine Forces Central Command. Lt. Gen. Libutti is a graduate of The Citadel.

GILBERT F. DECKER, age 68.

     Mr. Decker became a director in March 2006. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Mr. Decker currently serves as a private consultant to the technology industry. From April 1999 until August 2001, Mr. Decker served as Executive Vice President at Walt Disney Imagineering, Inc. From April 1994 to May 1997, Mr. Decker served as the Assistant Secretary of the U.S. Army for Research, Development and Acquisition. As Assistant Secretary, Mr. Decker led the Army's acquisition and procurement reform efforts, with an emphasis on eliminating excessive government requirements throughout the acquisition process. He also served as the Army Acquisition Executive, the Senior Procurement Executive, the Science Advisor to the Secretary and the Senior Research and Development official for the Army. From 1983 to 1989, Mr. Decker was on the Army Science Board and served as Chairman from March 1987 until the end of his appointment. In the private sector, Mr. Decker has served as President and Chief Executive Officer of three technology companies, including Penn Central Federal Systems Company, and Mr. Decker is currently a director of Anteon Corporation, Alliant Techsystems, Inc. and The Allied Defense Group. Mr. Decker holds a Bachelors degree in electrical engineering from The John Hopkins University and a Masters degree in operations research from Stanford University.

LIEUTENANT GENERAL US ARMY (RET.) JAY M. GARNER, age 68.

     Lt. Gen. Garner is Chairman of the Governance and Nominating Committee and the Compensation Committee and is a member of the Audit Committee, and the Executive Committee. He became a director in April 2005. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Lt. Gen. Garner had a long and distinguished career in the U.S. Army. Since his retirement from the military in 1996, Lt. Gen. Garner served as President of SY Technology, Inc. and SY Coleman, federal contracting services firms, from 1997 to 2004. Lt. Gen. Garner has been a lecturer and a participant in several television specials and publications. In January 2003 he was appointed by the Secretary of Defense to organize and direct the Office of Reconstruction and Humanitarian Assistance for post-war Iraq. Lt. Gen. Garner's last assignment before retiring from the US Army was on the US Army Staff where he served as the Assistant Vice Chief of Staff of the Army. Lt. Gen. Garner holds a Bachelors degree in history from Florida State University and a Masters degree in public administration from Shippensburg University.

G. STEWART HALL, age 40.

     Mr. Hall is a member of the Compensation Committee, the Governance and Nominating Committee, and the Executive Committee. He became a director in April 2005. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Mr. Hall currently is Managing Director of Federalist Group, an Ogilvy PR Company, a Washington, DC-based consulting group. Prior to the merger with Ogilvy PR Company, Mr. Hall was a founder and served as Chief Executive Officer of Federalist Group, LLC. Mr. Hall also serves as Managing Partner of Madison Run, LLC, a Washington, DC based private equity partnership. Mr. Hall holds a Bachelors degree from the University of Alabama and a Masters degree and Doctorate degree in government from the University of Virginia.

LIEUTENANT GENERAL US ARMY (RET.) RONALD V. HITE, age 62.

     Lt. Gen. Hite is a member of the Audit Committee. He became a director in November 2005. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Lt. Gen. had a long and distinguished career in the U.S. Army. Since his retirement from the U.S. Army after 33 years of service, Lt. Gen. Hite joined Cypress International and later retired as the Chairman & CEO in January 2005. He is currently serving as the Chairman & CEO (Emeritus) and Senior Advisor to Cypress International. Lt. Gen. Hite's last active duty assignment was as Military Deputy to the Assistant Secretary of the Army for Research, Development and Acquisition, the senior military advisor to the Army Acquisition Executive and the Army Chief of Staff on all research, development and acquisition programs and related issues. He has testified as the principal military witness for Research, Development and Acquisition appropriations with Congress, supervised the Program Executive Officer System, and also served as the Director, Army Acquisition Corps. Lt. Gen. Hite holds a Bachelors degree in chemistry from East Tennessee State University and a Masters degree in management science from the Florida Institute of Technology.

CHARLES F. LOFTY, age 61.

     Mr. Lofty is Chairman of the Audit Committee and a member of the Governance and Nominating Committee. He became a director in December 2004. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Mr. Lofty is a founder and Managing Partner of RNR Ventures, LLC, a seed capital investment company located in Huntsville, Alabama. Mr. Lofty was a partner at Beason, Cutter, and Nalley PC, a public accounting firm from 1996 to 1997. From 1983 to 1994, Mr. Lofty held several key positions including Vice President of Finance and Purchasing and Chief Financial Officer at Nichols Research Corporation, a government contracting company headquartered in
Huntsville, Alabama. Mr. Lofty holds a Bachelors degree in business and accounting from Mount Marty College. Mr. Lofty also serves on the board of directors of Tennessee Valley Infrastructure Group, Photon-X and the Huntsville Broadway Theatre League.

DANIEL E. MOORE, age 52.

     Mr. Moore became a director in March 2006. The Board of Directors affirmatively determined that he qualifies as an "independent" director.

     Mr. Moore currently is Managing Partner of Longstreet Partners, a private investment banking and private equity firm focused on small to mid-sized enterprises. Prior to Longstreet, Mr. Moore held several distinguished positions; including Chief Operating Officer of PriceInteractive, a communication services business, and Chief Executive officer and Chairman of SSE

Telecom, a publicly-held satellite earth station systems business. Mr. Moore co-founded Venture America, the Washington D.C. area's first early stage venture capital firm and consulted with, served on the boards of directors and managed various portfolio companies of Venture America. Mr. Moore, a certified public accountant, began his career at Arthur Andersen & Co. in Washington, D.C. Mr. Moore holds a Bachelors degree from Lafayette College and a Masters degree in business administration from the University of Pittsburgh.

GARY S. RYAN, age 54.

     Mr. Ryan is President of Digital Fusion, Inc. and a member of the Executive Committee.

     Mr. Ryan became a director in April 2004 and President of Digital Fusion in May 2004. From 1999 to February 2003, Mr. Ryan was President of Quality Research, Inc., an information technology firm specializing in modeling and simulation, training and technical and engineering services. In February 2003, Quality Research was acquired by SAIC, at which point Mr. Ryan became Senior Vice President at SAIC. From 1985 to 1998, Mr. Ryan held several key positions at COLSA Corporation including Executive Director of Finance and Administration, Vice President of Finance and Vice President of Strategic Planning. Mr. Ryan holds a Bachelors degree in accounting from St. Bernard College.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR" EACH OF THE  NOMINEES  LISTED
ABOVE.



               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Purpose and Structure

     The mission of the Board is to provide strategic guidance to the Corporation's management, to monitor the performance and ethical behavior of the Corporation's management, and to maximize the long-term financial return to Digital Fusion' stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is constituted of nine directors.

Director Independence

     The Board of Directors has approved a set of director independence criteria for evaluating the independence of the Corporation's directors. The full text of the director independence criteria can be found in the Corporate Governance Guidelines published in the governance section of our website (www.digitalfusion.com)(1). The director independence criteria are more stringent than both those adopted as part of the Nasdaq Stock Market(2) ("NASDAQ") corporate governance listing standards (the "NASDAQ listing standards") for independent directors and the SEC's standards for independent audit committee members. As part of its annual evaluation of director independence, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past three years), between each director and the Corporation, its subsidiaries, affiliates, equity investors, or independent auditors. The Board also examined whether there are (or have been within the past year) any transactions or relationships between each director and members of the senior management of Digital Fusion or its affiliates. As a result of this evaluation, the Board has affirmatively determined that each Director, other than Mr. Libutti (the Corporation's CEO) and Mr. Ryan (the Corporation's President), is independent under those criteria. To promote open discussion among non-management directors, regular executive sessions are scheduled at which the independent directors meet without management participation. Interested parties, including stockholders, may communicate with the Chairman of the Executive Committee or the non-management directors through the process described in this Proxy Statement under the heading "Corporate Governance--Guidelines for Communicating with Directors."

---------------------------------
(1) We have not incorporated by reference into this Proxy Statement the information included on or linked from our website, and you should not consider it to be part of this Proxy Statement.

(2) Although the Company is not currently listed on the NASDAQ and has its securities traded on the Over the Counter Bulletin Board, the Company follows the NASDA's governance listing standards.

Executive  Committee  or  the  non-management   directors  through  the  process
described   in   this   Proxy   Statement    under   the   heading    "Corporate
Governance-Guidelines for Communicating with Directors."


Board Meetings and Attendance

     The Board of Directors met a total of five times in 2005 (including regularly scheduled and special meetings) and took action 13 times by unanimous written consent. During 2005, all of the Corporation's directors attended at least 97 percent of the aggregate number of meetings of the Board and the committees held during the period in which they served on the Board or such committees. As a matter of practice, all of the directors attend the annual meeting in person. Directors are strongly encouraged to attend the annual meeting to the extent practicable. All seven directors (100 percent) who were serving at the time attended the annual meeting in 2005.

Board Committees

     The Board has four standing committees: Audit, Compensation, Governance and Nominating, and Executive. The Audit, Compensation, and Governance and Nominating Committees include only independent directors. The Executive Committee includes Directors Garner, Hall, Libutti, and Ryan. The two non-independent directors, Messrs. Libutti and Ryan, attend each committee meeting except during private sessions of the independent directors. The Board believes that its performance is enhanced by directors who are fully informed about, and actively participate in, the activities of each of the Audit, Compensation, and Governance and Nominating Committees. The Board has, therefore, assigned each independent director to serve as a member of each of those three committees. This structure permits the Board to delegate greater responsibility and authority to its committees, and to conduct significant discussions and take formal action in its committees without the need for formal reports to the Board. This structure also furthers the Board's policy of having significant decisions made by all of the independent directors.

     The Board's committees perform the functions described below.

Audit Committee

     The Audit Committee, composed entirely of independent directors (as that term is defined by the NASDAQ listing standards, SEC regulations, and the Corporation's director independence criteria) met four times during 2005 and took action one time by unanimous written consent. During each in-person meeting, the Audit Committee met privately with the Corporation's independent auditors. The Committee members are Directors Garner, Hite and Lofty (Chairman). All members of the Audit Committee have been affirmatively determined by the Board to be financially literate under the NASDAQ listing standards. Mr. Lofty, an independent director and the Chairman of the Audit Committee, has been designated by the Board as an audit committee financial expert within the meaning of Item 401 of Regulation S-B. Two other members of the Committee also qualify, but have not been formally designated as audit committee financial experts. For those directors serving on three or more public-company audit committees, the Board of Directors has affirmatively determined that such service will not impair the abilities of those directors to serve effectively on the Audit Committee.

     The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended from time to time, and its principal purposes and responsibilities (which are detailed in its charter) include overseeing the integrity of the Corporation's financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditor's qualifications and independence (including auditor rotation), reviewing the performance of the Corporation's internal audit function, and preparing the Audit Committee's report, which is included in this Proxy Statement. See "Report of the Audit Committee." The responsibilities of the Audit Committee are as set forth in the written charter adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the charter is attached to this proxy statement as Appendix D and is available on the governance section of our website.

     The Corporation provides mechanisms for employees and other interested parties to confidentially and anonymously bring to the attention of the Audit Committee any concerns related to the Corporation's Code of Ethics and Business Conduct Policy, legal issues, and accounting or audit matters. Employees are able to report their concerns to the Compliance Office by telephone or via pre-paid mail or courier to:

Corporate Secretary
Digital Fusion, Inc.
4940-A Corporate Drive
Huntsville, Alabama 35805


or via e-mail to ethics@digitalfusion.com. The Corporation also provides a confidential, anonymous hotline at (800) 398-1496, which is a toll-free call if placed from within the United States. The call center is staffed 24 hours a day, 7 days a week. The Corporation's process for collecting and organizing these communications and determining which communications will be relayed to the Audit Committee members is administered by the Corporate Secretary acting as the Compliance Officer, is overseen by the Audit Committee, and was approved by a majority of the independent Directors.


Compensation Committee

     The Compensation Committee, which is composed entirely of independent directors, met one time during 2005 and took action 22 times by unanimous written consent. The Compensation Committee members are Directors Garner (Chairman), Greene, and Hall. The Compensation Committee's principal purposes and responsibilities (as detailed in its charter) are to review and approve corporate goals and objectives relevant to the Chief Executive Officer ("CEO") and other executive officer compensation; to evaluate the CEO's performance in light of those goals and objectives and determine and approve the CEO's
compensation    based   on   that   evaluation;    to   approve    compensation,
incentive-compensation  plans,  and  equity-based  plans for the  directors  and executive officers, to conduct annual performance evaluations of the Compensation Committee; and to produce annual reports on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. The responsibilities of the Compensation Committee are as set forth in the written charter adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the charter is attached to this proxy statement as Appendix E and is available on the governance section of our website.

Governance and Nominating Committee

     The Governance and Nominating Committee, which is composed entirely of independent directors, met one time during 2005 and took action one time by unanimous written consent. The members are Directors Garner (Chairman), Hall and Lofty. The Governance and Nominating Committee's principal purposes and responsibilities (as described in its charter) are to establish the criteria for selecting new directors; to identify suitable individuals under those criteria who are qualified to serve as directors; to recommend to the Board nominees for election as directors; to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; to recommend committee structures and functions; to recommend qualifications for membership appointments and removals for the committees of the Board; to monitor the operations of the Board and its committees and make recommendations to improve operations; to oversee the annual performance evaluation of the Board, its committees, and management; and to conduct annual performance evaluations of the Governance and Nominating Committee itself. The responsibilities of the
Governance and Nominating Committee are as set forth in the written charter adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the charter is attached to this proxy statement as Appendix F and is available on the governance section of our website.

Executive Committee

     The Executive Committee does not meet on a regular basis, and it did not meet during 2005. Throughout most of 2005, the Executive Committee was composed of Directors Garner, Hall, Libutti (Chairman), and Ryan. The Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of such powers and authority as are specifically reserved to the other committees or to the entire Board. The responsibilities of the Executive Committee are as set forth in the written charter adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the charter is attached to this proxy statement as Appendix G and is available on the governance section of our website.

No Material Proceedings

     As of March 30, 2006, there are no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or beneficially of more than five percent of our Common Stock (or their associates), is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries.

                              CORPORATE GOVERNANCE

     Digital Fusion is committed to conducting its business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board of Directors has approved a comprehensive system of corporate governance documents that collectively constitute the Corporate Governance Policy of Digital Fusion. These documents exceed the requirements established by the NASDAQ's listing standards and by the SEC. The Corporate Governance Policy describes the principles, policies, processes, and practices followed by the Board, executive officers, and employees in governing the Corporation, and serves as a flexible framework for sound corporate governance. The Corporate Governance Policy is available on the corporate governance section of our website. In addition, stockholders may request a free copy of the Corporate Governance Policy from:

Digital Fusion, Inc.
Attention: Investor Relations
4940-A Corporate Drive
Huntsville, Alabama 35805
(256) 837-2620

     The following documents collectively constitute the Corporate Governance Policy of Digital Fusion, Inc.:

Corporate Governance Guidelines

     The statement of Corporate Governance Guidelines satisfies the requirements of the NASDAQ's listing standards for a statement of corporate governance guidelines. The statement includes topics such as: director qualification criteria and independence standards, director responsibilities, committee structure, interaction with management, performance evaluations, director continuing education, and director compensation. The Corporate Governance Guidelines was adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the guidelines is attached to this proxy statement as Appendix A and is available on the governance section of our website.

Board Administration Guidelines

     The statement of Board Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board. The statement includes topics such as: Board composition, expectations of Directors (including retirement and resignation on changed circumstances), and Board meeting practices. The Board Administration Guidelines was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the guidelines is attached to this proxy statement as Appendix B and is available on the governance section of our website.

Committee Administration Guidelines

     The statement of Committee Administration Guidelines describes policies, processes, and practices that are followed in the administration of the Board's committees. The statement includes topics such as: committee structure, committee governance documents, membership qualifications, independence of committee members, financial literacy and expertise, other audit committee service, committee assignment practices, and committee meeting practices. The Committee Administration Guidelines was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the guidelines is attached to this proxy statement as Appendix C and is available on the governance section of our website.

Committee Governance Documents

     Each committee of our Board of Directors has the following three core governance documents:

     o a Charter that satisfies the requirements of the NASDAQ's listing standards for the relevant committee. The Charter describes the committee's purposes and responsibilities, a delegation of authority to the committee from the Board, and provisions for funding the committee;

     o a description of the committee's Key Tasks and Processes, which are intended to serve as discretionary guidelines for the performance of the committee's functions; and

     o Administration Guidelines for the committee's operations, such as the qualification standards for the committee's members.

Auditor Services Pre-Approval Policy

     The Auditor Services Pre-Approval Policy defines the principles and procedures followed by the Audit Committee in pre-approving audit and non-audit services performed by the Corporation's independent auditors. The Auditor Services Pre-Approval Policy was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the policy is attached to this proxy statement as Appendix H and is available on the governance section of our website.

Guidelines for Communicating with Directors

     The statement of Guidelines for Communicating with Directors describes the methods by which securities holders and other interested parties may communicate information to the Board and its committees, or to specified independent directors. As part of these guidelines, we provide mechanisms for stockholders and other interested parties to send communications to the entire Board, the independent directors, the Chairman of the Board, or the chairman of any particular committee. Written communications should be addressed to the appropriate body or director and sent via pre-paid mail or courier to:

c/o Corporate Secretary
Digital Fusion, Inc.
4940-A Corporate Drive
Huntsville, Alabama 35805

or via e-mail to CorporateSecretary@digitalfusion.com. The Corporation also provides a confidential, anonymous hotline at (800) 398-1496, which is a toll-free call if placed from within the United States. The call center is staffed 24 hours a day, 7 days a week. The Corporation's process for collecting and organizing security holder communications and determining which communications will be relayed to Board members is administered by the Corporate Secretary, is overseen by the Governance and Nominating Committee, and is approved by a majority of the independent directors. The Guidelines for Communicating with Directors was adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the guidelines is attached to this proxy statement as Appendix I and is available on the governance section of our website.

Miscellaneous Governance Policies

     The statement of Miscellaneous Governance Policies describes miscellaneous policies, processes, and practices that may be of interest to investors and other parties. It includes policy statements on various topics such as: stock ownership by directors and executive officers, compensation principles, stock option re-pricing, auditor rotation, and stockholder rights plan (poison pill) approval. The Miscellaneous Governance Policies was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the policies is attached to this proxy statement as Appendix J and is available on the governance section of our website.

Code of Ethics and Business Conduct Policy

     The Code of Ethics and Business Conduct Policy meets the requirements of the NASDAQ's listing standards for a code of business conduct and ethics as well as requirements established by the SEC for a code of ethics applicable to financial officers. The policy applies to the Corporation's directors, executive officers, employees, and contractors around the globe. It includes topics such as: conflicts of interest, corporate opportunities, confidentiality, protection and proper use of company assets, and compliance with laws, rules, and regulations (including insider trading laws). The policy is available on the governance section of our website.

Attorney Up-the-Ladder Reporting Policy

     Attorneys representing the Corporation are directed to read and follow the Attorney Up-the-Ladder Reporting Policy, which implements the SEC's Standards of Professional Conduct for Attorneys Appearing and Practicing before the
Commission in the Representation of an Issuer. The Attorney Up-the-Ladder Reporting Policy was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the policy is attached to this proxy statement as Appendix K and is available on the governance section of our website.

Policy Administration Guidelines

     The statement of Policy Administration Guidelines describes the scope of the comprehensive Corporate Governance Policy and states that the entire policy, and each of its component documents described above, are non-binding guidelines that can be changed by the Board at any time and do not confer enforceable rights on stockholders or any other persons. The Board of Directors retains the flexibility to act in its discretion, consistent with its fiduciary responsibilities, in conducting, managing, and overseeing the affairs of the Corporation and its subsidiaries. The Policy Administration Guidelines was adopted by Digital Fusion's Board of Directors on February 8, 2006. A copy of the policy is attached to this proxy statement as Appendix L and is available on the governance section of our website.


               INFORMATION REGARDING THE COMPENSATION OF DIRECTORS

     Digital Fusion believes that non-employee Directors' compensation should provide total compensation that is competitive, links rewards to business results and stockholder returns and facilities increased ownership of Digital Fusion stock.

     Digital Fusion does not have a retirement plan for non-employee Directors. Digital Fusion's Officers are not paid additional compensation for their services as Directors.

     The compensation for non-employee Directors granted under the Digital Fusion Non-Employee Director's Compensation Policy includes the following equity and cash elements:

Equity Compensation

     Each non-employee Director on the date of first appointed or elected shall is awarded an option to purchase 15,000 shares of Common Stock. As of the close of business on each successive annual stockholders' meeting date after the date of the original award, each non-employee Director re-elected shall be granted an additional option to purchase 10,000 shares of Common Stock.

Cash Compensation

     Each non-employee Director receives $2,000 for each Board meeting attended in person. For each day of telephonic meetings attended, non-employee Directors received $1,000 and $500 for each committee meeting attended, whether in person or telephonically.


     Each non-employee Director may elect to receive cash compensation or elect to receive compensation in shares of Common Stock. For purposes of computing the number of shares earned, the value of each share shall be to the mean of the high and low price of shares of Common Stock on the third business day preceding each Board of Directors' meeting.

Expenses

     Non-employee Directors are reimbursed for out-of-pocket expenses incurred in connection with the business and affairs of Digital Fusion.

     In May 2005, $3,000,000 of directors and officers' liability insurance for indemnification of all of its directors and officers at a cost of approximately $45,000 for the period of one year.



                                  REPORT OF THE
                             COMPENSATION COMMITTEE

The Role of the Committee

     The Compensation Committee of the Board of Directors (the "Committee") determines and oversees compensation for the executive officers of the Corporation, reviews and approves corporate goals and objectives relevant to compensation of the CEO and other executive officers, and evaluates the performance of the CEO and other executive officers in light of those goals and objectives. The Compensation Committee determines and approves the compensation of the CEO and other executive officers based on these evaluations, makes decisions with respect to incentive-compensation plans and equity-based plans, and conducts an annual performance evaluation of the Compensation Committee.

Committee Charter

     In an effort to enhance corporate governance and clarify the role of the Compensation Committee with respect to carrying out the foregoing policies, the Board of Directors amended the Charter in February 2006. Pursuant to the Charter, the Compensation Committee must be composed of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Compensation Committee member. Further, the Compensation Committee must be comprised of directors who are affirmatively determined by the full Board of Directors to be independent under the revised listing standards of the Nasdaq Stock Market and the Corporation's Director Independence Criteria. See "Information Regarding the Board and Its Committees--Director Independence." The Board has determined that all of the members of the Compensation Committee qualify as independent under the standards described above.

        In general, the Charter clarifies the function and scope of the Compensation Committee by authorizing it to ensure both that the Corporation's compensation policies are in the best interests of the Corporation and its stockholders and that the Corporation's compensation practices adhere to those policies. The Charter expressly provides that the Compensation Committee shall, among other things, evaluate its own performance under the Charter on an annual basis, conduct or authorize investigations or studies, and engage independent counsel or advisers as it deems necessary to carry out the foregoing, in each case at the Corporation's expense.

General Compensation Philosophy

     The role of the compensation committee is to set the salaries and other compensation of the executive officers and certain other key employees of Digital Fusion, and to make grants under, and to administer, the stock option and other employee equity and bonus plans. Digital Fusion's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Digital Fusion to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     o base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in similar locations that are of comparable size to Digital Fusion and with which Digital Fusion competes for executive personnel;

     o annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

     o long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and Digital Fusion's stockholders.

Executive Compensation

     Base Salary. Salaries for executive officers for 2005 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions in similar locations at comparable companies. In addition, Digital Fusion's Human Resources Department provided information to us regarding salary range guidelines for specific positions.

     Base salary is adjusted each year to take into account the executive officer's performance and to maintain a competitive salary structure. We conduct reviews of executive compensation practices on an annual basis and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. We believe that, on the basis of our knowledge of executive compensation in the industry, that Digital Fusion's salary levels for the executive officers are reasonable and necessary given the competition for executive talent in the industry and Digital Fusion's financial resources.

     Bonus Plan. Digital Fusion has established a broad based bonus plan. Certain employees, including executive officers, are eligible to participate in this plan. Target bonuses become payable upon the achievement of specified total company financial goals and personal and team objectives. We administer this plan with regard to executive management. The executive management team administers the plan for all other employees.

     Digital Fusion's total compensation philosophy is based on the concept that variable pay is earned through effective performance and contribution to the success of the company. Bonus payments are based on actual performance in achieving corporate, business unit (or divisional) and individual targets. The executive management team determines weightings for each element and establishes the corporate financial goals for bonus measurement purposes. The executive management team is responsible for ensuring that actual results are confirmed before they are applied against the bonus plan for payment purposes. The corporate target is based on Digital Fusion's earnings per share, total consolidated revenue, and success in managing corporate expenses to plan. Each business unit or divisional vice president is responsible for developing the targets and objectives for their division. All targets and objectives are aligned with the business plan for the fiscal year and monitored by Digital Fusion's corporate finance department. Individual performance is measured relative to the individual's personal contribution to the success of the organization. This element is objective and tied to individual documented objectives for the bonus year. All targets and related objectives are defined and measured on a quarterly basis, with a final annual measurement.

      Long-Term Incentive Awards. We believe that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of Digital Fusion's stockholders and encourages executive officers to remain in Digital Fusion's employ. Stock options generally have value for executive officers only if the price of Digital Fusion's stock increases above the exercise price on the grant date and the officer remains in Digital Fusion's employ for the period required for the shares to vest.

      Digital Fusion has granted stock options in accordance with the 1998, 1999, 2000 and 2005 Digital Fusion, Inc. Incentive Stock Options Plans. Stock options typically have been granted to executive officers when the executive first joins Digital Fusion, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. We may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within our discretion and is based on anticipated future contribution and ability to impact Digital Fusion's results, past performance or consistency within the executive officer's peer group. In 2005, we considered these factors, as well as the number of unvested option shares held by the executive officer as of the date of grant. We may also grant stock options to executive officers to provide greater incentives to continue their employment with Digital Fusion and to strive to increase the value of Digital Fusion's common stock. The stock options generally become exercisable over a three-year period and are granted at a price that is equal to the fair market value of Digital Fusion's common stock on the date of grant.

Chief Executive Officer Compensation

      Mr. Libutti's base salary, target bonus, bonus paid and long-term incentive awards for 2005 were determined by us in a manner consistent with the factors described above for all executive officers. Mr. Libutti's base salary for 2005 was set at the annual rate of $250,000. Mr. Libutti did not receive a bonus for 2005. Any bonuses would be paid in accordance with Digital Fusion's regular bonus plan and would be based on Digital Fusion's actual performance in any given year, in achieving corporate financial and other targets described above as compared to planned results for these criteria. We also considered Mr. Libutti's achievement of his individual objectives. An important aspect of Digital Fusion's continued success was, and will continue to be, Mr. Libutti's leadership in developing and articulating the long-term strategic direction of Digital Fusion, as well as his continued attention to the development of the appropriate senior management team to support and execute that strategy. Finally, in considering competitive compensation practices with respect to Mr. Libutti's total compensation, we paid particular attention to the compensation practices of competitor companies and sought to assure that Mr. Libutti's total compensation was appropriate relative to the total compensation paid to the chief executive officers at similarly situated companies.


Internal Revenue Code Section 162(m) Limitation

      Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies, unless compensation is commission- or performance-based. Having considered the requirements of Section 162(m), we believe that grants made pursuant to the 1998, 1999, 2000 and 2005 Stock Option Plans meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility.

              Respectfully submitted by members of the Compensation
                            Committee of your Board:

                             Jay M. Garner, Chairman
                                   O.G.Greene
                                 G. Stewart Hall


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2005, Jay M. Garner, O.G. Greene, Charles Lofty and G. Stewart Hall served on the Compensation Committee. None of the members of the Compensation Committee were officers or employees of Digital Fusion or any of its subsidiaries during the last fiscal year, or at any other time, or had any relationship with the Corporation requiring disclosure under Item 404 of Regulation S-B. None of the Compensation Committee members mentioned above or any other director of the Corporation were executive officers of another entity on whose compensation committee or board of directors an executive officer of the Corporation served.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are independent and financially literate. The Board of Directors has designated the Chairman of the Audit Committee, Charles Lofty, as an audit committee financial expert under the SEC's guidelines. Two other members of the Audit Committee also qualify as audit committee financial experts but have not been formally designated.

        The Audit Committee's purposes and responsibilities are described in its Charter, available on the corporate governance section of the Corporation's website. They include overseeing the integrity of the Corporation's financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditors' qualifications and independence (including auditor rotation), and reviewing the performance of the Corporation's internal audit function. The Audit Committee members do not act as accountants or auditors for the Corporation. Management is responsible for the Corporation's financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The external auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and for expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting and on the effectiveness of the Corporation's internal control over financial reporting.

        In this context, the Audit Committee has reviewed and discussed the Company's December 31, 2005, with management and Pender Newkirk & Company ("PNC") our independent auditors for our 2005 financial statements, the matter required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS 90. In addition, the Audit Committee has received from the external auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the external auditors' provision of non-audit services to the Corporation is compatible with the auditors' independence.

        Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

     Respectfully submitted by members of the Audit Committee of your Board:

                           Charles F. Lofty, Chairman
                                  Jay M. Garner
                                 Ronald V. Hite


                REPORT OF THE GOVERNANCE AND NOMINATING COMMITTEE


      The   Governance  and   Nominating   Committee   submits  this  report  to
stockholders to report on its role and corporate governance practices at Digital Fusion in 2005.


      When making recommendations to the Board about individuals to be nominated for election to the Board by the stockholders, the Committee follows the Board membership qualifications and nomination procedures identified in our Corporate Governance Guidelines. Generally the membership qualifications are that an individual have:

      o the highest professional and personal ethics and values, consistent with our Code of Ethics and Business Conduct Policy, which is available in the governance section of our web site;

      o broad experience at the policy-making level in business, government, education, technology or public interest;

      o the ability to provide insights and practical wisdom based on their experience and expertise;

      o   a commitment to enhancing stockholder value;

      o sufficient time to effectively carry out duties as a Director (service on boards of public companies should be limited to no more than five); and

      o independence; at least a majority of the Board must consist of independent Directors, as defined by the Nasdaq Stock Market.


      The Committee uses a skills and qualifications matrix to evaluate potential candidates in order to insure that the overall Board maintains a balance of knowledge, experience and diversity. The Committee carefully reviews all Director candidates, including current Directors, in light of these qualifications based on the context of the current and anticipated composition of the Board, the current and anticipated operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, age, skills and such other factors as it deems appropriate, given the current and anticipated needs of the Board and the Company to maintain a balance of knowledge, experience and capability.


      The Committee receives Director candidates for consideration for nomination to the Board from several sources. Board members periodically suggest possible candidates. Candidates are recommended by stockholders. The process for a stockholder to submit a Director candidate is described in our Director Nomination Process document. The Director Nomination Process was adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. Messrs. Decker and Moore, who were appointed to the Board of Directors in March 2006 were first identified by one of our existing non-management Directors.

      In connection with the 2005 Annual Meeting, the Committee evaluated current and anticipated operating requirements and the Board's current profile and recommended seven candidates for election as Directors. It determined the five non-employee Director nominees met the Board's definition of independence, none having a material relationship with the Corporation. In making its independence determination, the Board adhered to all of the specific tests for independence included in the NASDAQ listing standards. The Committee made recommendations to the Board on the Board Committee assignments, Committee chairperson positions and Audit Committee ""financial experts." Later in 2005, the Committee assessed the size and composition of the Board in light of current and anticipated operating requirements and the current strengths and needs of the Board and recommended an increase in the size of the Board from seven to eight members.


      The Committee plays a leadership role in shaping Digital Fusion's corporate governance. In 2005, the Committee recommended, and the Board established, a Lead Director position.


      In February 2006, the Committee proposed revisions to the Corporate Governance Guidelines that were subsequently adopted by the Board of Directors. The corporate governance improvements adopted include generally limiting board memberships to five publicly traded companies, articulating a stronger level of commitment to ongoing Directors' education, strengthening individual Director's performance evaluation, adding an assessment of the Directors' stock ownership and stock ownership guidelines to the Committee's responsibilities and adopting a majority vote policy. The Corporate Governance Guidelines is attached in Appendix A to this Proxy Statement, can be viewed on the Digital Fusion Web site at www.digitalfusion.com and is available in print upon request.


      Additionally, the Committee considered a broad range of issues regarding the Company's corporate governance practices including a review of the Company's governing documents and a recommendation to adopt the Amended and Restated Bylaws as of February 8, 2006.


      The   Committee   reviewed   interested-party   communications   including
stockholder inquiries directed to non-employee Directors. The Corporate Secretary compiles the communications, summarizes lengthy or repetitive communications and provides the Committee periodically with information about the number and type of communications received, the number of responses sent and the disposition, if any. Interested parties wishing to communicate their concerns or questions about Digital Fusion to the Chairperson of the Committee or any other non-employee Directors may do so by U.S. mail addressed to Non-Employee Directors, c/o Office of the Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama 35805.


      The Committee's assessment is that Digital Fusion has strong fundamental corporate governance practices in place. The Committee acknowledges that good corporate governance requires ongoing self-assessment and the Committee is committed to periodically reviewing and updating the corporate governance practices to ensure Digital Fusion maintains its position at the forefront of corporate governance best practices.


             Respectfully submitted by members of the Governance and
                      Nominating Committee of your Board:

                             Jay M. Garner, Chairman
                                 G. Stewart Hall
                                Charles F. Lofty



                             EXECUTIVE COMPENSATION
                           Summary Compensation Table

        The following table sets forth information concerning compensation paid or accrued by the Corporation during the past three fiscal years to: (i) the Chief Executive Officer of the Corporation during the last fiscal year; and (ii) each of the next four most highly compensated executive officers during the last fiscal year (collectively the "Named Executive Officers").

                                                 Annual Compensation         Long-Term Compensation
                                        -----------------------------------------------------------------------------
                                                                             Restricted   Securities
                                                                 Other         Stock      Underlying     All Other
       Name and                           Salary     Bonus    Compensation     Awards       Options     Compensation
  Principal Position            Year       ($)        ($)        (1) ($)         ($)          (#)          ($) (4)
---------------------------------------------------------------------------------------------------------------------
Frank Libutti                    2005    $ 69,904   $     0     $     617      $      0     417,500(3)   $    32,700
Chairman &                       2004    $      0   $     0     $       0      $      0             0    $         0
Chief Executive Officer (2)      2003    $      0   $     0     $       0      $      0             0    $         0

Gary S. Ryan                     2005    $137,200   $     0     $   2,167      $      0       100,000    $         0
President (5)                    2004    $ 88,529   $     0     $   1,000      $      0       450,000    $         0
                                 2003    $      0   $     0     $       0      $      0             0    $         0

Edward G. Rawlinson              2005    $168,269   $     0     $   2,559      $      0        75,000    $         0
Chief Operating                  2004    $ 53,061   $     0     $       0      $      0       245,000    $         0
Officer (6)                      2003    $      0   $     0     $       0      $      0             0    $         0

Christopher L. Brunhoeber        2005    $ 68,654   $15,000     $     890      $      0       100,000    $     8,174
Chief Financial                  2004    $      0   $     0     $       0      $      0             0    $         0
Officer (7)                      2003    $      0   $     0     $       0      $      0             0    $         0

Roy E. Crippen, III              2005    $121,188   $     0     $   1,128      $      0         2,500    $    73,226
Former Chief Executive           2004    $137,200   $     0     $   4,550      $      0             0    $         0
Officer (8)                      2003    $133,000   $     0     $   7,200      $      0             0    $         0
---------------------------------------------------------------------------------------------------------------------


(1)  Represents  specific  benefits and  prerequisites  for our Named  Executive
     Officers: Mr. Libutti: For 2005, Mr. Libutti had other annual compensation of $617 comprised of $298 for flexible spending account contributions and $458 for company paid long-term disability insurance.

     Mr. Ryan: For 2005, Mr. Ryan had other annual compensation of $2,167 comprised of $1,442 for cell phone allowance, $115 for flexible spending account contributions and $609 for company paid long-term disability insurance.

     Mr. Rawlinson: For 2005, Mr. Rawlinson had other annual compensation of $2,559 comprised of $1880 for cell phone allowance, $115 for flexible spending account contributions and $564 for company paid long-term disability insurance.

     Mr. Brunhoeber: For 2005, Mr. Brunhoeber had other annual compensation of $890 comprised of $588 for cell phone allowance, $298 for flexible spending account contributions and $103 for company paid long-term disability insurance.

     Mr. Crippen: For 2005, Mr. Crippen had other annual compensation of $1,128 comprised of $1,050 for cell phone allowance and $78 for flexible spending account contributions.

(2) Mr. Libutti was issued 17,500 options for services performed as a member of our Board of Directors prior to being appointed Chief Executive Officer.

(3)  Represents All Other Compensation for our Named Executive Officers:

     Mr. Libutti: For 2005, Mr. Libutti had all other compensation of $32,700 comprised of $1,938 for contributions to the 401(k) plan, $22,675 related to Mr. Libutti's relocation from Washington, D.C. to Huntsville, Alabama and $8,087 for consulting performed by Mr. Libutti prior to his appointment as interim Chief Executive Officer.

     Mr. Ryan: For 2005, Mr. Ryan had all other compensation of $24,164 for contributions to the 401(k) plan.

     Mr. Rawlinson: For 2005, Mr. Rawlinson had all other compensation of $25,240 for contributions to the 401(k) plan.

     Mr. Brunhoeber: For 2005, Mr. Brunhoeber had all other compensation of $8,174 for contributions to the 401(k) plan.

     Mr. Crippen: For 2005, Mr. Crippen had all other compensation of $73,226 comprised of $57,000 in severance payments in connection with the termination of his employment and $16,227 for contributions to the 401(k) plan.

(4)  Mr. Ryan was hired as the President on May 5, 2004.

(5) Mr. Rawlinson's employment commenced September 13, 2004. Prior to serving as Chief Operating Officer in October 1, 2005, Mr. Rawlinson served as Vice President of Engineering Services.

(6) Mr. Brunhoeber's employment commenced April 25, 2005. Prior to serving as Chief Financial Officer in November 10, 2005, Mr. Brunhoeber served as Vice President of Finance.

(7) Mr. Crippen's employment with Digital Fusion commenced on March 1, 2000 when digital fusion, inc. was acquired. Mr. Crippen's employment was terminated on September 2, 2005. The 2005 options were issued to Mr. Crippen for services performed as a member of our Board of Directors.

                              STOCK OPTIONS GRANTED

     The following table sets forth information concerning stock options granted during 2005 by Digital Fusion to the Named Executive Officers.

                            Securities      Options Granted   Exercise                  Grant Date
                            Underlying      to Employees in     Price     Expiration      Present
Name                      Options Granted   Fiscal Year (8)    ($/Sh)       Date (9)     Value (10)
----------------------------------------------------------------------------------------------------
Frank Libutti                  15,000 (1)            0.008%     $  2.06    04/25/2015    $   14,177
                                2,500 (1)            0.000%     $  2.37    07/21/2015    $    2,725
                              400,000 (2)            0.215%     $  2.89    09/22/2015    $  530,360
Gary S. Ryan                  100,000 (3)            0.054%     $  2.26    03/11/2015    $  103,690
Edward G. Rawlinson            75,000 (4)            0.040%     $  2.89    09/22/2015    $   99,442
Christopher L. Brunhoeber      60,000 (5)            0.032%     $  2.06    04/25/2015    $   56,706
                               40,000 (6)            0.021%     $  2.73    11/17/2005    $   50,008
Roy E. Crippen, III             2,500 (7)            0.001%     $  2.54     05/082006    $    2,913
----------------------------------------------------------------------------------------------------

(1) The options granted to Mr. Libutti were issued for services performed as a member of our Board of Directors and vest 100% immediately prior to being appointed Chairman and Chief Executive Officer.

(2) The options granted to Mr. Libutti vest 134,000 upon grant; 133,000 vest when the Company's trailing four quarters revenue is more than $35 million with minimum net income of $2.50 million or the issuer's trailing four quarters earnings is more than $3.5 million; and 133,000 vest when the issuer's trailing four quarters revenue is more than $45 million with minimum net income of $3 million or the issuer's trailing four quarters is more than $4.5 million.

(3)  The options granted to Mr. Ryan vest annually over a three-year period.

(4) The options granted to Mr. Rawlinson vest annually over a three-year period.

(5) The options granted to Mr. Brunhoeber vest 20,000 initially; 20,000 vest when the Company's trailing four quarters revenue is more than $25 million with minimum net income of $1.75 million or the issuer's trailing four quarters earnings is more than $2.5 million; and 20,000 vest when the issuer's trailing four quarters revenue is more than $35 million with minimum net income of $2.5 million or the issuer's trailing four quarters is more than $3.5 million.

(6) The options granted to Mr. Brunhoeber vest annually over a three-year period.

(7) The options granted to Mr. Crippen vested 100% immediately as of the grant date.

(8) During the year ended December 31, 2005, Digital Fusion granted employees options to purchase 1,864,750 shares of common stock.

(9) Options have a term of ten years with the exception of Mr. Crippen's options which will expire 90 days from the date of termination as a member of the Board of Directors.

(10) The grant date present values of the stock options are calculated under a modified Black-Scholes model, a mathematical formula used to value options. The actual income, if any recognized upon the exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. The modified Black-Scholes model used to calculate the option value on the date of grant considers a number of factors estimate an option's present value, including the stock's historic volatility, the expected life of the option, risk-free interest rates and expected dividend yield.

                           STOCK OPTION EXERCISES AND
                    AND DECEMBER 31, 2005 STOCK OPTION VALUE

     The following table shows the number of shares underlying both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 2005, and the values for exercisable and unexercisable options.


                                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Value
                         ------------------------------------------------------------------------------------------
                                                        Number of Securities
                                                       Underlying Unexercised             Value of Unexercised
                           Shares                              Options                   In-The-Money Options
                          Acquired                         at December 31, 2005        at December 31, 2005 (2)
                              on         Value      -----------------------------  --------------------------------
Name                        Exercise  Realized (1)    Exercisable  Unexercisable      Exercisable    Unexercisable
----------------------   -----------  ------------  -------------  --------------  ---------------  ---------------
Frank Libutti                     0             0        151,500         266,000      $    18,262      $     8,000
Gary S. Ryan                150,000     $ 272,250         33,334         366,666      $   127,500      $   571,500
Edward G. Rawlinson               0             0         82,000         238,000      $   165,782      $   333,818
Christopher L. Brunhoeber         0             0         20,000          80,000      $    17,200      $    42,200
Roy E. Crippen, III               0             0        127,500               0      $   315,300      $         0
-------------------------------------------------------------------------------------------------------------------

(1) The Value Realized represents the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.

(2) The year-end value of exercisable and unexercisable options represents the fair market value of $2.92 for the Common Stock on the OTCBB on December 30, 2005, less the exercise price of the options. The actual income, if any, recognized upon exercise of stock options will depend upon the amount by which the market price of Common Stock on the date of exercise exceeds the exercise price. Actual income recognized upon the exercise of stock options may be higher or lower than the values reflected in this table.


                              EMPLOYMENT AGREEMENTS


      We have entered into employment agreements with our executive officers, which provide for an annual salary and bonus to be determined from time to time by the Board, at its discretion, and participation in our employee benefit programs. The agreements also provide for a grant of options to purchase shares of Common Stock under our stock option plans at an exercise price equal to the fair market value of the Common Stock on the date of grant.

      Mr. Libutti is party to an employment agreement dated September 19, 2005. The agreement provides for a salary of not less than $250,000 for Mr. Libutti's services as Chief Executive Officer. Mr. Libutti is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Libutti is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Lilbutti will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 18 months. In addition, the Company awarded Mr. Libutti an option to purchase 400,000 shares of Common Stock

      Mr. Ryan is party to a second amended and restated employment agreement dated February 24, 2006. The new employment agreement supersedes the amended and restated employment agreement that was previously entered into between the Company and Mr. Ryan, dated February 28, 2005. The agreement provides for a salary of not less than $200,000 for Mr. Ryan's services as President. Mr. Ryan is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Ryan is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Ryan will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 18 months. In addition, effective February 28, 2006, Mr. Ryan received an option to purchase 100,000 shared of Common Stock.

      Mr. Rawlinson is party to a second amended and restated employment agreement dated February 24, 2006. The new employment agreement supersedes the amended and restated employment agreement that was previously entered into between the Company and Mr. Rawlinson, dated January 16, 2006. The agreement provides for a salary of not less than $200,000 for Mr. Rawlinson's services as Chief Operating Officer. Mr. Rawlinson is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Rawlinson is terminated for other than for "Cause" (as such term is defined in the agreement), Mr.
Rawlinson will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 12 months.

      Mr. Brunhoeber is party to an amended and restated employment agreement dated November 10, 2005. The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Mr. Brunhoeber, dated April 25, 2005. The agreement provides for a salary of not less than $125,000 for Mr. Brunhoeber's services as Chief Financial Officer. Mr. Brunhoeber is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Brunhoeber is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Brunhoeber will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 12 months. In addition, the Company awarded Mr. Brunhoeber an option to purchase 40,000 shares of Common Stock

      Ms. Crosby is party to an amended and restated employment agreement dated February 24, 2006. The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Ms. Crosby, dated August 5, 2005. The agreement provides for a salary of not less than $92,500 for Ms. Crosby's services as Corporate Secretary. Ms. Crosby is eligible for an annual bonus to be determined by the Board of Directors. In the event, Ms. Crosby is terminated for other than for "Cause" (as such term is defined in the agreement), Ms. Crosby will receive her base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

      Mr. Summers is party to an employment agreement dated January 3, 2005. The agreement provides for a salary of not less than $150,000 for Mr. Summers' services as Vice President of Strategic Planning. Mr. Summers is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Summers is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Summers will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months. In addition, the Company awarded Mr. Summers an option to purchase 145,000 shares of Common Stock.

      Mr. Ferguson is party to an employment agreement dated November 21, 2005. The agreement provides for a salary of not less than $175,000 for Mr. Ferguson's services as Vice President, Southwest Region. Mr. Ferguson is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Ferguson is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Ferguson will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional 18 months. In addition, the Company awarded Mr. Ferguson an option to purchase 70,000 shares of Common Stock.

      Mr. Wicks is party to an employment agreement dated January 3, 2005. The agreement provides for a salary of not less than $160,000 for Mr. Wicks' services as President of Summit Research. Mr. Wicks is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Wicks is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Wicks will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

      Mr. Brown is party to an employment agreement dated October 20, 2005. The agreement provides for a salary of not less than $111,800 for Mr. Brown's services as Vice President of Acquisition and Business Support. Mr. Brown is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Brown is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Brown will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

      Mr. Lyons is party to an employment agreement dated August 5, 2005. The agreement provides for a salary of not less than $150,000 for Mr. Lyon's services as Vice President of IT Services. Mr. Lyons is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Lyons is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Lyons will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

      Mr. Rock is party to an employment agreement dated October 20, 2005. The agreement provides for a salary of not less than $150,000 for Mr. Rock's services as Vice President of Advanced Technology. Mr. Rock is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Rock is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Rock will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.

      Mr. Thornton is party to an employment agreement dated January 3, 2005. The agreement provides for a salary of not less than $150,000 for Mr. Thornton's services as Vice President of Engineering Development. Mr. Thornton is eligible for an annual bonus to be determined by the Board of Directors. In the event, Mr. Thornton is terminated for other than for "Cause" (as such term is defined in the agreement), Mr. Thornton will receive his base salary, any accrued incentive bonus and the Company's standard benefits package for an additional six months.


                         CHANGE-OF-CONTROL ARRANGEMENTS


1998 and 1999 and 2000 and 2005 Stock Option Plans

      Effective as of March 10, 1998, we adopted the 1998 Digital Fusion, Inc. Stock Option Plan (the "1998 Stock Option Plan") and effective as of May 7, 1999 we adopted the 1999 Digital Fusion, Inc. Stock Option Plan (the "1999 Stock Option Plan"). Effective as of June 9, 2000, we adopted the 2000 Digital Fusion, Inc. Stock Option Plan (the "2000 Stock Option Plan") and effective as of June 28, 2005, we adopted the 2005 Digital Fusion Stock Option Plan (the "2005 Stock Option Plan"). Stock options granted under the 1998 Stock Option Plan, the 1999 Stock Option Plan, the 2000 Stock Option Plan and the 2005 Stock Option Plan become exercisable in certain situations, including termination of employment without cause after a change of control as defined in each of the 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan and 2005 Stock Option Plan (a "Stock Option Change of Control"). The 2005 Stock Option Plan was amended to allow for the issuance of restricted stock grants and to bring the terms of the Plan into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. A Stock Option Change of Control is referred to as a "Change of Ownership and Effective Control" under the Amended and Restated 2005 Equity Incentive Plan. The definition of a Change of Ownership and Effective Control is the same as a Stock Option Change of Control except that the following swap clause has been added: Notwithstanding anything herein to the contrary, in the event the aforementioned definition should conflict with the definition of a "change in ownership or effective control" as such term is defined in Code Section 409A and the regulations promulgated thereunder, as amended, then such definition shall be amended in all respects to conform with the requirements of Code Section 409A and the regulations promulgated thereunder, the provisions of which shall be incorporated herein by reference thereto.

      A Stock Option Change of Control is deemed to occur if any of the following events occur:

                  (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of Digital Fusion's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of Digital Fusion; or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of Digital Fusion, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of Digital Fusion or for any other matter or question.

                  (ii) During any period of 24 consecutive months, Present Directors and/or New Directors (each as defined in the 1998, 1999, 2000 or 2005 Stock Option Plan) cease for any reason to constitute a majority of the Board.

                  (iii) Consummation of (a) any consolidation or merger of Digital Fusion occurs in which Digital Fusion is not the continuing or surviving corporation or pursuant to which shares of our stock would be converted into cash, securities or other property, other than a merger of Digital Fusion in which the holders of Digital Fusion's stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Digital Fusion occurs.


                      EXECUTIVE OFFICERS OF THE REGISTRANT

      The executive officers of Digital Fusion, their ages (as of March 30, 2006), and their positions are as follows:

      LIEUTENANT GENERAL USMC (RET.) FRANK LIBUTTI, age 60. Lt. Gen. Libutti was elected Chairman of the Board on September 2, 2005. He has been Chief Executive Officer of Digital Fusion since September 2005. Lt. Gen. Libutti served as the first Under Secretary for Information Analysis and Infrastructure Protection Directorate at the newly created U.S. Department of Homeland Security. From 2002 to May 2003, Lt. Gen. Libutti served as the New York Police Department's First Deputy Commissioner of Counter-Terrorism. Prior to NYPD, Lt. Gen. Libutti had a long and distinguished career in the Marine Corps, retiring in October 2001. Lt. Gen. Libutti's last assignment before retiring from the Marine Corps was as the Commanding General, U.S. Marine Forces Pacific and Commanding General, Marine Forces Central Command. Lt. Gen. Libutti is a graduate of The Citadel.

      GARY S. RYAN, age 54. Mr. Ryan has been President of Digital Fusion since May 2004. Prior to joining Digital Fusion, Mr. Ryan was President of Quality Research, Inc., an information technology firm specializing in modeling and simulation, training and technical and engineering services from 1999 to February 2003. In February 2003, Quality Research was acquired by SAIC, at which point Mr. Ryan became Senior Vice President at SAIC. From 1985 to 1998, Mr. Ryan held several key positions at COLSA Corporation including Executive Director of Finance and Administration, Vice President of Finance and Vice President of Strategic Planning. Mr. Ryan holds a Bachelors degree in accounting from St. Bernard College.

      EDWARD G. RAWLINSON, age 58. Mr. Rawlinson has been Chief Operating Officer of Digital Fusion since October 2005. He served as our Vice President of Engineering Services since September 2004. Prior to joining Digital Fusion, Mr. Rawlinson was the Group Director for Advanced Technology at SYColeman, a subsidiary of L-3 Communications, Inc. Mr. Rawlinson has over 30 years experience in the Ballistic Missile Defense industry specializing in the analysis, development and test of missile systems, and holds Bachelors and Masters degrees in aerospace engineering from Auburn University.

      CHRISTOPHER L. BRUNHOEBER, age 35. Mr. Brunhoeber has been Chief Financial Officer of Digital Fusion since November 2005. He served as our Vice President of Finance since April 2005. Prior to joining Digital Fusion he was Accounting and Financial Reporting Manager at Huntsville-based ADTRAN, Inc. where he assisted in the company's successful compliance with Sarbanes-Oxley Section 404 requirements. Before his time at ADTRAN, Mr. Brunhoeber worked with Sanmina-SCI Corporation as an Accounting Manager and Internal Auditor. Prior to Sanmina-SCI, Mr. Brunhoeber served as a Financial Analyst for Lockheed Martin Information Systems. Mr. Brunhoeber holds a Bachelors degree in accounting from the University of Alabama. He is a Certified Public Accountant.

      ELENA I. CROSBY, age 40. Ms. Crosby has been Corporate Secretary of Digital Fusion since December 2000. She also served as our Director of Legal and Government Affairs until October 2005. Prior to joining us, Ms. Crosby served as Corporate Paralegal for PowerCerv Corporation, handling corporate, SEC, and intellectual properties issues as that company was taken public in 1996. Before her time at PowerCerv, she spent five years at a prominent litigation firm in Miami. Ms. Crosby previously spent six years as Compliance Manager for two major brokerage firms where she was responsible for NASD and SEC compliance as well as trading for institutional accounts.

      JOSEPH L. SUMMERS, age 34. Mr. Summers has been Vice President for Strategic Planning of Digital Fusion since January 2005. Prior to joining Digital Fusion, Mr. Summers served as a Legislative Assistant to Senator Richard Shelby. Mr. Summers' legislative responsibilities included the Defense, Foreign Operations, Military Construction and VA and HUD Appropriations Subcommittees; Intelligence programs; and Army Corps of Engineers military programs. Previous legislative positions held by Mr. Summers include Legislative Assistant to former Congressman Bob Riley and Legislative Correspondent and Legislative Aide to Senator Jeff Sessions. Mr. Summers holds both Bachelors and Masters degrees in political science from Auburn University.

      OTIS FERGUSON, age 57. Mr. Ferguson has been Vice President of Southwest Region of Digital Fusion since November 2005. Prior to joining Digital Fusion, Mr. Ferguson was the Program Manager since September 2004 for Raytheon Technical Services Division at the El Paso, Texas site. He directed business development operations for the Joint National Training Center (JNTC). Prior to Raytheon Technical Services, Mr. Ferguson served SYColeman from May 1998 to June 2004 where he began his career as a group director for the Colorado Springs operations and later transitioned into the role of Vice President and Site Manager. His main focus was defining executing target acquisition strategies for the Space, Missile Defense in Colorado Springs.

      MICHAEL W. WICKS, age 42. Mr. Wicks has been Senior Vice President, Research and Engineering Services of Digital Fusion since October 2005. He served as President of Summit Research, a division of Digital Fusion since January 2005. Prior to joining the Company, he was co-founder, President & CEO of Summit Research Corporation, a company that Digital Fusion acquired in January 2005. Prior to Summit Research, Mr. Wicks served for 15 years as a senior engineer and program manager for the U.S. Army Aviation and Missile Command at Redstone Arsenal, AL. Mr. Wicks holds a Bachelors degree in mechanical engineering from Auburn University and a Masters degree in mechanical engineering from the University of Alabama in Huntsville.

      O. STEPHEN BROWN, age 52. Mr. Brown has been Vice President of Acquisition and Business Support of Digital Fusion since October 2005. He served as Director of Contracts since June 2005. Prior to coming to Digital Fusion, Steve served as Program Manager for Eagle Systems and Services Corp. providing Procurement Support Services to the Marshall Space Flight Center. Prior to Eagle Systems, Steve held key Business and Acquisition roles such as, Deputy Program Manager/Business Manager at Cortez III Corp., Director of Business Operations at Aerojet and Director of Contracts and Acquisition at Boeing Computer Support Services.

      EUGENE EDWARD LYONS III, age 38. Mr. Lyons has been Vice President IT Services of Digital Fusion since June 2005. He served as Director of Strategic Planning since June 2004. Before serving as the Director of Strategic Planning, Ed was a Partner Consultant with PowerCerv and then Digital Fusion. Ed has over 12 years of Information Technology experience and has been a software engineering instructor for U.A.H. He has held Enterprise Architecture positions as well as technical lead positions on projects while managing teams of developers. Ed holds a Bachelors degree in management information systems from Auburn University.

      STACEY G. ROCK, age 38. Mr. Rock has been Vice President of Advanced Technology of Digital Fusion since October 2005. He served as Director of Advanced Technology since October 2004. Prior to joining Digital Fusion, Stacey was the Director of Missile Technology at SYColeman, a subsidiary of L-3 Communications, Inc. Stacey has over 15 years experience in the development and management of technology programs for the defense and aerospace industries, and holds a Bachelors degree in aerospace engineering from Auburn University and a Masters degree in aerospace engineering from North Carolina State University.

      STEVEN L. THORNTON, age 49. Mr. Thornton has been Vice President of Engineering Development of Digital Fusion since October 2005. He had served as Executive Vice President and Program Manager of Summit Research, a division of Digital Fusion. Before being acquired in January 2005, Steve was co-founder, Vice President of Operations and COO of Summit Research Corporation. Prior to Summit Research, Steve served for 28 years in combined management and technical roles in government and commercial engineering services, of which 15 years was with the U.S. Army Aviation and Missile Command at Redstone Arsenal, AL.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 30, 2006 by: (i) each person or entity who is known by Digital Fusion to own beneficially 5% or more of the outstanding shares of common stock, (ii) each of the executive officers named in the Summary Compensation Table, (iii) each director, and (iv) all of our executive officers and directors as a group.

---------------------------------------------------------------------------------------------------------

    Name and Address of Beneficial Owner(16)                         Amount and Nature     Percentage of
                                                                     of Beneficial         Class (2)
                                                                     Ownership (1)
Frank Libutti (3)...............................................            151,500            1.3%
Gary S. Ryan (4)................................................            216,667            1.9%
Edward G. Rawlinson (5).........................................             82,000              *
Christopher Brunhoeber (6)......................................             20,000              *
Gilbert F. Decker (7) ..........................................             15,000              *
Jay M. Garner (8)...............................................             22,000              *
O. G. Greene (9)................................................            151,500            1.3%
G. Stewart Hall (10)............................................          2,644,377           23.2%
Ronald V. Hite (11).............................................             15,000              *
Charles F. Lofty (12)...........................................             26,000              *
Daniel E. Moore (13) ...........................................             15,000              *
Roy Crippen III (14)............................................            976,155            8.5%
Nicholas R. Loglisci, Jr. (15)..................................            590,567            5.2%
Madison Run, LLC ...............................................          2,325,001           23.0%
All executive officers and directors as a group (11 persons)....          3,359,044           29.4%
---------------------------------------------------------------------------------------------------------

-----------
    * Indicates less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or are exercisable within 60 days of March 30, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2)  11,418,383 shares of common stock are outstanding as of March 30, 2006.

(3) Includes 151,500 shares of common stock Mr. Libutti has the right to acquire through the exercise of stock options.

(4) Includes 66,667 shares of common stock Mr. Ryan has the right to acquire through the exercise of stock options.

(5) Includes 82,000 shares of common stock Mr. Rawlinson has the right to acquire through the exercise of stock options.

(6) Includes 20,000 shares of common stock Mr. Brunhoeber has the right to acquire through the exercise of stock options.

(7) Includes 15,000 shares of common stock Mr. Decker has the right to acquire through the exercise of stock options.

(8) Includes 22,000 shares of common stock Mr. Garner has the right to acquire through the exercise of stock options.

(9) Includes 151,500 shares of common stock Mr. Greene has the right to acquire through the exercise of stock options.

(10) Mr. Hall's shares include 21,000 shares he has the right to acquire through the exercise of a stock option and 2,325,001 common stock shares owned by Madison Run, LLC.

(11) Includes 15,000 shares of common stock Mr. Hite has the right to acquire through the exercise of stock options.

(12) Includes 26,000 shares of common stock Mr. Lofty has the right to acquire through the exercise of stock options.

(13) Includes 15,000 shares of common stock Mr. Moore has the right to acquire through the exercise of stock options.

(14) Includes 127,500 shares of common stock Mr. Crippen has the right to acquire through the exercise of stock options.

(15) Includes 198,000 shares of common stock that Mr. Loglisci has the right to acquire through the exercise of stock options.

(16) Unless otherwise indicated, the address of each beneficial owner is 4940-A Corporate Drive, Huntsville, AL 35805.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Act ("Section 16(a)") requires Digital Fusion' directors and executive officers, and certain persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other security interests of Digital Fusion. Directors, executive officers, and greater than ten percent stockholders are required by the regulations of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

     To Digital Fusion's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended December 31, 2005, all other Section 16(a) filing requirements were complied with, as applicable to its directors, executive officers, and greater than ten percent owners.



                              INDEPENDENT AUDITORS

     Pender Newkirk & Company ("PNC") has audited the Company's financial statements since 2001. As of the date of this Proxy Statement, the Board has not selected the Company's independent auditors for the year 2006. The Board of Directors has not completed its selection of its independent auditors. As such, no representatives from our current independent audit firm are expected to be at the annual meeting; however if they are they will have an opportunity to make a statement if they desire to do so.

     The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2005 and 2004 by PNC.

                                                                                Fiscal Year Ended
                                                                                -----------------
                                                                              2005             2004
                                                                              ----             ----
    Audit Fees (annual audit, reviews of quarterly financial                $114,000         $80,000
    statements, reviews of SEC filings and employee benefit plans)

    Audit-related Fees (accounting consultations, internal controls and
    compliance with accounting and reporting standards)                        $0               $0

    Tax Fees (preparation of federal, state and local returns,                 $0               $0
    consultations with respect to tax planning and compliance issues)

    All Other Fees                                                             $0               $0

                                                                        -----------------------------------
    Total Fees                                                              $114,000         $80,000


     All fees described above were approved by the Audit Committee prior to engagement of the auditor to perform the service. None of the services provided above were pre-approved pursuant to the "de minimis exception" to the requirements of pre-approval for permitted non-audit services, set forth in Rule 2-01 of SEC Regulation S-X.

Pre-Approval Policies and Procedures

     The Audit Committee pre-approves the audit and non-audit services rendered by Pender Newkirk & Company. Generally, the Committee pre-approves particular services in the defined categories of audit services, audit-related services, tax services and other non-audit services, specifying the maximum fee payable with respect to that service. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but as of March 30, 2006, has not been so delegated.

                        PROPOSAL 2--TO AMEND AND RESTATE
                           THE 2005 STOCK OPTION PLAN


     At the Annual Meeting, the stockholders will be asked to approve an increase by 2,500,000 in the aggregate number of shares of Common Stock authorized for issuance under Digital Fusion's 2005 Stock Option Plan (which will be known as the 2005 Amended and Restated Equity Incentive Plan (the "Amended and Restated Plan")).


     As previously approved by the stockholders, the 2005 Stock Option Plan currently authorizes the issuance of a maximum 750,000 shares of Common Stock. The Board of Directors believes that long-term equity incentives are important factors in attracting and retaining qualified employees, consultants and directors, and in March of 2006, it amended the 2005 Stock Option Plan, subject to stockholder approval, to (a) increase the maximum number of shares issuable thereunder by 2,750,000 shares, to a total of 3,250,000 shares; (b) allow the Committee to award restricted stock grants; (c) conform certain aspects of the plan to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"); and (d) add notification language that the securities issued under the Amended and Restated Plan carry no registration rights.


     Because competition for highly qualified individuals in the Company's industry is intense, the Board of Directors believes that to successfully attract and retain the best candidates, the Company must continue to offer a competitive equity incentive program. It expects that the Stock Option Plan will continue to be an important factor in meeting these aims and in motivating its participants to contribute to the Company's success. Accordingly, the Board believes that approval of this proposal is in the best interests of the Company and its stockholders.

SUMMARY OF THE AMENDED PROVISIONS OF THE AMENDED AND RESTATED PLAN


         The following summary of the substantive amendments to the Amended and Restated Plan is qualified in its entirety by the specific language of the Amended and Restated Plan, a copy of which is attached hereto as Appendix N.

Shares Subject to the Amended and Restated Plan. A maximum of 750,000 shares of the Company's authorized but unissued or reacquired Common Stock may be issued pursuant to the 2005 Stock Option Plan. The Amended and Restated Plan would increase the maximum number of shares allocated to the issuance of stock options and restricted stock grants to 3,250,000, 2,750,000 of which will be allocated to the issuance of stock options and 500,000 will be allocated to the issuance of restricted stock grants.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Amended and Restated Plan and to outstanding awards. To the extent any outstanding option under the Amended and Restated Plan expires or terminates prior to exercise in full, a stock option or restricted stock grant fails to vest, or if the Company reacquires shares issued pursuant to the Amended and Restated Plan, the shares for that award will again be available for issuance under the Amended and Restated Plan.

Restricted Stock Grants. Under the Amended and Restated Plan the Committee may also grant to eligible persons shares of Common Stock without requiring monetary payment. Each restricted stock award will be evidenced by a written restricted stock grant agreement between the Company and the recipient specifying the number of shares awarded and the other terms and conditions of the grant. The agreement will generally provide for the forfeiture of shares in the event the participant's employment or service with the Company is terminated for any reason prior to the vesting of such shares or such other conditions set forth by the Committee. Typically, shares of restricted stock will become vested and non-forfeitable in one or more installments over a number of years. A participant may not transfer shares of restricted stock until they have become vested.

Amendment of Certain Definitions. The definitions of "Change of Control" and "Disability" were amended to conform to the requirements of Code Section 409A. Code Section 409A requires imposes an acceleration of income deferrals and a 20% excise tax on any options held by an employee that are unvested where the where has the right to accelerate or defer the recognition of income on those options. Code Section 409A provides certain safe harbors where the acceleration is allowable; two of which are a change of control event and the disability of the employee. The Amended and Restated Plan adopts the definitions used in the proposed regulations promulgated under Code Section 409A to ensure that the employees receiving options under the Amended and Restated Plan can take advantage of the safe harbors set forth in the Code.

Notification of Non-registration. The securities issued under or pursuant to the Amended and Restated Plan are not registered with the Securities and Exchange Commission nor does the Company have any plans at this time to register such securities. The Amended and Restated Plan was amended to expressly state that no registration rights are granted when a security is issued under or pursuant to the Amended and Restated Plan.

AMENDED PLAN BENEFITS

         The Committee administers the Amended and Restated Plan which generally determines the amount and timing of option grants under the Amended and Restated Plan. Accordingly, future grants under the Amended and Restated Plan will be made at the discretion of the Committee and are not yet determinable. Similarly, the exercise price of future options and the value of restricted stock grants cannot be determined at this time because such exercise and grant prices are typically based upon the fair market value of the Company's Common Stock on the date of grant.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.



                              STOCKHOLDER PROPOSALS

        Digital Fusion's Bylaws provide that no business may be brought by a stockholder before a meeting unless the stockholder (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws and (c) was a stockholder of record at the time such notice was delivered to the Corporate Secretary. Accordingly, in order for a stockholder's proposal or director nomination to be brought during the 2007 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 17, 2007 but no later than February 16, 2007. In addition, any stockholder proposal submitted pursuant to Rule 14a-8 must be received by the Corporate Secretary not later than December 2, 2006 to be considered for inclusion in the Corporation's proxy statement for the 2007 annual meeting. A copy of the Amended and Restated Bylaws may be obtained on the governance section of our website, or by written request to the Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama 35805 or via e-mail to CorporateSecretary@digitalfusion.com.


                           DIRECTOR NOMINATION PROCESS

        Digital Fusion's Amended and Restated Bylaws provide that no director may be nominated by a stockholder for election at a meeting unless the stockholder (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Amended and Restated Bylaws a written notice containing the information specified in the Amended and Restated Bylaws and (c) was a stockholder of record at the time such notice was delivered to the Corporate Secretary. Accordingly, in order for a stockholder's nomination of a person for election to the Board of Directors to be considered by the stockholders at the 2007 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 17, 2007 but no later than February 16, 2007. Only individuals who are nominated in accordance with the procedures set forth in the Bylaws are eligible to stand for election as directors at a meeting of stockholders and to serve as directors. A copy of the Bylaws may be obtained on the governance section of the Corporation's website, or by written request to the Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama 35805 or via e-mail to CorporateSecretary@digitalfusion.com.

        The  Governance   and  Nominating   Committee  has  adopted  a  Director
Nomination Process document that describes the process followed by that committee to identify, evaluate, select and nominate director candidates. The Director Nomination Process document was adopted by Digital Fusion's Board of Directors and last amended on February 8, 2006. A copy of the document is attached to this proxy statement as Appendix M and is available on the governance section of our website.

        The Governance and Nominating Committee, whose members are independent, as independence is defined in the NASDAQ listing standards, may consider, in its discretion, director candidates who are recommended or identified by various sources, including stockholder recommendations. Recommendations relating to director candidates should be sent via pre-paid mail or courier to: Governance and Nominating Committee c/o Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, Alabama or via e-mail to CorporateSecretary@digitalfusion.com. The Governance and Nominating Committee may in the future hire and pay third parties to assist it in identifying and evaluating director candidates, but it did not do so for this year's annual meeting.

        The Director Nomination Process seeks to create a Board that will bring to the Corporation a broad range of experience, knowledge, and judgment. The Governance and Nominating Committee believes that each candidate to be selected as a director should have the following qualifications: integrity; ability to objectively analyze complex business problems and develop creative solutions;

availability to fulfill the commitment to participate fully in Board activities and fulfill the responsibilities of a director, including attendance at, and active participation in, meetings of the Board and its committees; ability to work well with the other directors; and financial sophistication, including the ability to qualify as "financially literate" under NASDAQ corporate governance listing standards. Additionally, the Governance and Nominating Committee believes that one or more Directors should qualify as an "audit committee financial expert" under the SEC's rules.

        The  Governance and  Nominating  Committee may consider other  criteria, including, but not limited to, those described in the Director Nomination Process, such as: the candidate's achievement in education, career and community; the candidate's past or current service on boards of directors of public or private companies, charitable organizations, and community organizations; the candidate's ability to meet the independence criteria for directors as established by the Board; and the candidate's ability to advance constructive debate and a collaborative culture. All candidates may also, at the discretion of the Governance and Nominating Committee, be subject to a full background check and personal interviews with various members of that committee and executives of the Corporation.

        The Governance and Nominating Committee considers director candidates based on all of the information obtained in the evaluation process. That committee may develop a matrix or other tool to aid it in selecting a candidate based on the candidate's attributes, the mix of attributes of the existing Directors, and the attributes being sought. Following a discussion of the candidate's attributes, and taking into consideration the information gathered in the evaluation process and the needs of the Board and the Corporation at the time, the Governance and Nominating Committee recommends potential director nominees to the full Board. Final selection of a candidate is determined by the full Board. Each of the nominees for director on the attached proxy card was recommended by the Governance and Nominating Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During March 2000, the Company purchased digital fusion, inc. ("DFI"), an information technology consulting services company. Roy E. Crippen, III received 399,396 shares of the Company's common stock for his ownership interests in DFI and a promissory note in the original principal amount of $215,891. On November 12, 2002, the Company renegotiated the terms of this note; which extended the maturity date from March 1, 2003 to March 1, 2005 and increased the interest rate from 6% to 8 % per annum. All accrued interest was converted into principal at March 2, 2003 which increased the principal of the note to $258,123. Roy E. Crippen, III joined the Board of Directors of the Company in March 2000 and is the Company's former Chief Executive Officer.

        During  2004,  a note to  PowerCerv  Corporation  was  paid  by  Digital
Fusion's former CEO, Roy E. Crippen, III, tendering to PowerCerv $110,000 in cash and 25,000 shares of PowerCerv preferred stock. In consideration therefore, Digital Fusion issued a note to Mr. Crippen in the amount of $136,580.32 (representing the amount of principal and interest on the PowerCerv note at the time of its retirement). The note bears an interest rate of prime plus 6% and is payable at $600 per month plus interest for the first twelve months, $4,400 per month plus interest for the next eleven months, and a balloon payment of approximately $81,000 plus interest on January 15, 2006. Subject to a subordination agreement with Digital Fusion's primary lender, the note is secured by a security interest in property currently owned or later acquired by the Debtor (Digital Fusion) to secure the prompt payment and performance of all liabilities, obligations, and indebtedness of the Debtor under the note.

        On April 29, 2005, the Company and Mr. Crippen agreed to consolidate the two promissory notes described in the two preceding paragraphs. The resulting obligation is a convertible promissory note in the principal amount of Three Hundred and Seventy Four Thousand Three Hundred and Three and 52/100 Dollars ($374,303.52). Interest at the prime rate is payable monthly, and the entire principal amount is due on April 29, 2007. Mr. Crippen has the option of converting the principal portion of the note into common stock of the Company at a conversion price equal to the sum of the 10-day average closing price of the common stock immediately prior to the date of the note, multiplied by 115%. Additionally, Mr. Crippen is granted piggy-back registration rights for any shares of common stock that are acquired by conversion.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

        To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC's "householding" rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling Investor Relations at (256) 837-2620, or by writing to Digital Fusion Investor Relations, 4940-A Corporate Drive, Huntsville, Alabama 35805. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to Digital Fusion Investor Relations at the phone number and address given above.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

                                  ANNUAL REPORT

        A copy of our Annual Report to Stockholders (which includes our annual report on Form 10-KSB) is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report may obtain one, without charge, by writing, calling or e-mailing Elena Crosby, Corporate Secretary, Digital Fusion, Inc., 4940-A Corporate Drive, Huntsville, AL 35805, telephone (256) 837-2620, e-mail address ecrosby@digitalfusion.com.




                                       By Order of the Board of Directors,

                                       /s/ Elena I. Crosby
                                       ----------------------
                                       Elena I. Crosby
                                       Corporate Secretary

April 17, 2006



        Digital Fusion and the Digital Fusion logo are registered trademarks Digital Fusion, Inc. Copyright 2006 Digital Fusion, Inc. All rights reserved.

                                   APPENDIX A

                         Corporate Governance Guidelines
                (as amended and restated as of February 8, 2006)


1. Purpose of Corporate Governance Guidelines

The Board of Directors (the "Board") of Digital Fusion, Inc. (the "Corporation") has adopted this statement of Corporate Governance Guidelines as part of its comprehensive Corporate Governance Policy, in order to disclose to the
Corporation's stockholders, and to other interested stakeholders and constituencies, certain principles by which the Board governs the Corporation.

2. Mission of the Board of Directors

The mission of the Board of Directors is to provide strategic guidance to the Corporation's management, to monitor the performance and ethical behavior of the Corporation's management, and to maximize the long-term financial return to the Corporation's stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies.

3. Director Qualification Criteria

The criteria considered in evaluating potential Director candidates include characteristics such as:
     o    Integrity,
     o ability to objectively analyze complex business problems and develop creative solutions,
     o    pertinent   technological,    political,    business,   financial   or
          social/cultural expertise and experience,
     o    achievement in education, career and community,
     o    familiarity with issues affecting the Corporation's businesses,
     o    independence from management,
     o    ability to work well with other Directors,
     o    contribution to the Board's desired and diversity and balance.

4. Director Independence

The Board has defined an "independent director" as a Director who meets the criteria described in this Section 4. Because all of the independent Directors serve on each of the three principal committees (Audit, Compensation, and Governance and Nominating), all independent Directors are expected to meet both the Securities and Exchange Commission's ("SEC") standards related to listed company audit committees and the Nasdaq Stock Market ("NASDAQ") corporate governance listing standards for director independence as well as additional independence standards established by the Board.

     (a)  Director independence criteria

     o An independent director is not an employee or member of management of the Corporation or any of its subsidiaries, and is not serving as a director of any of the Corporation's direct or indirect majority-owned subsidiaries,

     o An independent director is not an affiliate of, and has no material relationship with, the Corporation (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation). For this purpose material relationships can, for example, include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships;

     o    An  independent   director  has  no  other   relationships   with  the
          Corporation or its subsidiaries that would interfere in the exercise of independent judgment as a Director;

     o An independent director has not, and his or her immediate family members have not, accepted or agreed to accept from the Corporation any consulting, advisory, or other compensatory fee except fees received for service as a Director;

     o An independent director has not, and his or her immediate family members have not, received from the Corporation within the current year or the preceding three years any direct compensation in excess of $60,000 per year, other than compensation for service as a Director, pension or other forms of deferred compensation for prior service (not contingent on continued service), or compensation paid to an immediate family member who is a non-executive employee of the Corporation; An independent director is not, and is not affiliated with a company that is, an adviser or consultant to the Corporation or a member of the Corporation's senior management;

     o An independent director is not an executive officer or an employee, and his or her immediate family members are not an executive officer, of a company (A) that accounts for 2% or more of the Corporation's consolidated gross revenues, or (B) for which the Corporation accounts for at least 2% or $1 Million, whichever is greater, of such company's consolidated gross revenues;

     o An independent director has no personal services contract(s) with the Corporation, or a member of the Corporation's senior management;

     o An independent director is not affiliated with a not-for-profit entity that receives significant contributions from the Corporation;

     o An independent director, within the last three years, has not had any business relationship with the Corporation (other than service as a Director) for which the Corporation has been required to make disclosure under Regulation S-B of the Securities and Exchange Commission;

     o An independent director is not employed by a public company at which an executive officer of the Corporation serves as a Director.


     (b)  Disqualifying relationships for independence

     No person who, or whose immediate family member, has with the prior three years had any of the relationships with the Corporation described in this
     Section 4(b) may qualify as an independent director.

          (i)  Former employees

          A person who, or whose immediate family member, is a former employee of the Corporation or its subsidiaries, or who is affiliated with such an employee, cannot be an "independent director" until three years after the end of the employment or affiliation.

          (ii) Significant customers and vendors

          A person who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company (a) that accounts for 2% or more of the Corporation's consolidated gross revenues, or (b) for which the Corporation accounts for at least 2% or $1 Million, whichever is greater, of such other company's consolidated gross revenues, cannot be an "independent director" until three years after falling below such threshold.

          (iii) Former auditor

          A person who, or whose immediate family member, is an auditor of the Corporation or its subsidiaries, or who is employed by a present or former auditor of the Corporation or its subsidiaries, or who is affiliated with such auditors, cannot be an "independent director" until three years after the end of the affiliation or the auditing relationship.

          (iv) Interlocking directorships

          A person who, or whose immediate family member, is employed by a company as to which an executive officer of the Corporation serves as a director and member of the compensation committee for that company can not be an "independent director" until three years after the end of employment by that company or service by the executive officer on the compensation committee of that company.

     (c)  Board determination

     The Board affirmatively determines, at least annually, that each Director meets the qualification criteria described in Section 3 and that each Director other than the Chief Executive Officer ("CEO") and the President meet the Corporation's requirements for an "independent director" described in this Section 4. In making the independence determination, the Board broadly considers all relevant facts and circumstances. In particular, when assessing the materiality of a Director's relationship with the Corporation, the Board considers the issue not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director is affiliated.

5. Director responsibilities

The principal responsibilities of the Board and the Directors are described as follows:

     (a)  Accountability to stockholders

     The Board believes that each Director should represent, be responsive to, and act in the best interest of, all of the Corporation's stockholders, rather than representing the interests of any individual stockholder or group of stockholders or other stakeholders or constituencies.

     (b)  Corporate strategy

     The Directors provide strategic guidance, and approve, when appropriate, the Corporation's strategic business plans, including significant transactions that are outside of the ordinary course of the Corporation's businesses.

     (c)  Financial planning

     The Directors provide financial planning guidance, and approve, when appropriate, the Corporation's strategic financial plans and objectives, including capital budgets and significant expenditures and transactions.

     (d)  Risk management

     The Directors assist management in identifying and assessing major risks facing the Corporation, and in considering options for their mitigation.

     (e)  Quality of disclosure

     The Directors monitor policies and processes that are implemented to meet public disclosure and accounting requirements and create a strong disclosure controls environment, including periodic reviews of significant accounting and disclosure policies and approval, when appropriate, of significant changes in the Corporation's accounting and disclosure policies and practices.

     (f)  Internal controls

     The Directors monitor policies and processes that are implemented to provide a strong internal control environment, including regular meetings with internal and external auditors.

     (g)  Business ethics and compliance with laws

     The Directors monitor policies and processes that are implemented to create an ethical business environment and to address compliance with laws. The Audit Committee has approved a Code of Ethics and Business Conduct Policy that applies to the Corporation's Directors, officers, employees and non-employee contractors. The Code of Ethics and Business Conduct Policy is administered by the Corporate Secretary, who acts as the Compliance Officer for the Corporation.

     (h)  Oversight of management and succession planning

     The Directors, meeting as the Governance and Nominating Committee, ensures that a highly qualified executive team is managing the Corporation.

          (i)  Selection of CEO

          The independent Directors, meeting as the Governance and Nominating Committee, choose the CEO of the Corporation.

          (ii) Management development and training

          The Governance and Nominating Committee reviews, at least annually, the development and training plans for the Corporation's top tier of executives.

          (iii) Advice and counsel

          The Directors provide, when requested or as otherwise appropriate, advice and counsel to the Corporation's senior executives.

          (iv) Evaluations of CEO

          The Compensation Committee establishes objective performance criteria for the CEO, including annual business goals and long-term strategic objectives. The Compensation Committee annually evaluates the performance of the CEO, including an assessment of whether the CEO has met objective performance criteria established by the committee. The results of the evaluation are used by the Compensation Committee in determining the compensation of the CEO.

          (v)  Evaluations of senior officers

          The Compensation Committee establishes objective performance criteria for each officer, based upon CEO recommendations. The CEO is responsible for evaluating the performance of the Corporation's officers each year and reviewing that assessment with the Compensation Committee. The results of the evaluation are used by the Compensation Committee in determining officer compensation, upon the recommendation of the CEO.

          (vi) CEO and management succession planning

          The CEO reports to the Governance and Nominating Committee annually concerning management succession planning. The CEO delivers, at the time of that report, a detailed plan for developing a qualified replacement and the options available to the Board should the CEO become unable to perform his or her duties. The CEO designates, at the time of that report at least one person who could, in the judgment of the CEO, assume the CEO's role in the event the CEO becomes unable to perform his or her duties. The designation is updated, if appropriate, during the year.

6. Committees of the Board

     (a)  Number and structure

     The Board may constitute such committees as it determines are appropriate from time to time, as permitted by the Bylaws. As a matter of practice, pursuant to the Committee Administration Guidelines, the Board maintains the standing committees described below:

          (i)  Audit Committee

          The  Board   maintains  an  Audit  Committee   consisting   solely  of
          independent Directors. The purposes and responsibilities of the committee are described in the Audit Committee Charter.

          (ii) Compensation Committee

          The Board maintains a Compensation Committee consisting solely of independent Directors. The purposes and responsibilities of the committee are described in the Compensation Committee Charter.

          (iii) Governance and Nominating Committee

          The Board maintains a Governance and Nominating Committee consisting solely of independent Directors. The purposes and responsibilities of the committee are described in the Governance and Nominating Committee Charter.

          (iv) Executive Committee

          The Board maintains an Executive Committee whose membership is determined by the Board from time to time, and which includes among its members the Chairman and the President, as required by Section 4.2 of the Corporation's Bylaws. The purposes and responsibilities of the committee are described in the Executive Committee Charter. The Executive Committee does not meet on a regular basis.

     (b)  Written committee charters

     Each of the Board's standing committees have written governance documents that are published on the Corporation's public website.

     Each committee's governance documents include:

     o a Charter consistent with NASDAQ corporate governance listing standards describing the committee's purposes and responsibilities, a delegation of authority to the committee from the Board, and provisions for funding the committee; and

     o a description of the committee's Key Tasks and Processes, which are intended to serve as discretionary guidelines for the performance of the committee's functions; and

     o Administration Guidelines for the committee's operations, such as the qualification standards for the committee's members.

     Committees may also utilize other administrative tools to enhance their performance, such as standing agendas, standardized report formats or issues checklists. For further information, please refer to the Committee Administration Guidelines.


7. Board interaction with management and third persons

     (a)  Director access to management

     Board members have complete access to the Corporation's management. Consultation with management occurs in formal Board and committee meetings and through informal, individual Directors' contacts with the CEO and with other members of management. Directors use their judgment in accessing management, so that their involvement is not distracting to the detriment of business operations.

     (b)  Director access to independent advisors

     The Board and any committee of the Board may retain and have access to outside counsel and other outside advisors of the Directors' choice with respect to any issue relating to their activities. The Corporation provides funding for payment of fees and expenses to those counsel and other advisors, as well as for other administrative expenses of the Board and its committees.

     (c)  Regular attendance at meetings by non-directors

     The Directors regularly invite to Board and committee meetings: (a) executives of the Corporation who can provide additional insight into the items being discussed or who have potential as business leaders, and (b) outside advisors who can provide additional expertise and independent perspective into the items being discussed.

     (d)  Director interaction with interested parties

     Management   ordinarily  speaks  on  behalf  of  the  Corporation   through
     Designated Company Spokespersons, pursuant to the Corporation's Public Communications Policy. Directors who are not involved in the day-to-day business affairs of the Corporation may, from time to time, speak on behalf of the Corporation to institutional investors, press, customers and other interested parties, but, in general, this interaction takes place with the knowledge of, and at the request of, management.

     (e)  Stockholder communications with directors

     The Board has published Guidelines for Communicating with Directors, which describes how stockholders and other interested parties may send confidential and anonymous communications to the whole Board, the Audit Committee, the independent Directors, the Chairman of the Board, or the chairman of any particular committee.

8. Director performance

     (a)  Periodic performance evaluation

     Before nominating a Director for an additional term, the Governance and Nominating Committee reviews the Director's past performance on the Board and its committees, and determines whether the Director continues to meet the qualification criteria established for nomination as a Director. Each Director also has the opportunity, before nomination for an additional term, to confirm his or her desire to continue serving as a member of the Board.

     (b)  Annual assessment of board performance

     The Governance and Nominating Committee evaluates annually the effectiveness of the Board as a body in meeting the responsibilities of Directors described in Section 5 above. A report delivered to the Board identifies opportunities to improve the performance of the Board.

     (c)  Annual assessment of committee performance

     Each committee of the Board evaluates itself annually under the supervision of the Governance and Nominating Committee. Each committee is evaluated on its effectiveness in addressing the items identified in its Charter and other governing documents. A report delivered to the committee members identifies opportunities to improve the performance of the committee.

     (d)  Annual assessment of director performance

     The Board believes that it is good practice for the Governance and Nominating Committee to annually oversee an evaluation of the effectiveness of each individual Director.

9. Director orientation

The Corporation maintains a curriculum and outline of materials for the orientation of new Directors. New Directors meet with the Chairman and CEO, President, CFO, Corporate Secretary and other officers and participate in a multi-day orientation providing comprehensive background information about the duties and responsibilities of corporate directors, corporate governance principles and business ethics, business operations, strategy and risks, financial performance and planning, and other topics.

10. Director continuing education

The Governance and Nominating Committee or the Corporate Secretary periodically recommends or provides to the Directors opportunities for educational programs aimed at improving Director, committee and Board performance. The Governance and Nominating Committee established a goal of providing to the Directors as a group, in conjunction with regular Board meetings, the opportunity to receive four hours of annual continuing education, and Directors are encouraged to independently pursue a total of eight hours of annual continuing education.

11. Director compensation

     (a)  Determination of compensation

     The Compensation Committee determines the appropriate amount of Director compensation. The compensation of the chairmen of the key committees may take into account the additional commitment and responsibilities of those positions. The CEO and President receive no additional compensation for service as Directors. A portion of Director compensation is tied to meeting attendance.

     (b)  Form of compensation

     In order to align the interests of Directors with stockholders, Directors are compensated only in the form of cash and awards of the Corporation's common stock. The Compensation Committee determines the appropriate mix and form of Director compensation. Equity awards constitute a substantial portion of total Director compensation, potentially up to 100% for Directors who defer their cash compensation into stock equivalent units. Directors and their immediate family members are not permitted to receive any other compensation from the Corporation or its subsidiaries, directly or indirectly.

     (c)  Periodic review of compensation

     The  Compensation   Committee   generally  reviews  Director   compensation
     annually.

12. Policy administration

This statement of Corporate Governance Guidelines supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Corporate Governance Guidelines is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX B

                         Board Administration Guidelines
                            Adopted February 8, 2006


1. Purpose of board administration guidelines

The Board of Directors (the "Board") of Digital Fusion, Inc. (the "Corporation") has adopted this statement of Board Administration Guidelines as part of its comprehensive Corporate Governance Policy, in order to disclose to the
Corporation's stockholders, and to other interested stakeholders and constituencies, certain processes and practices that are followed in the administration of the Board.


2. Composition of the board

     (a)  Size of board

     The Corporation currently has eight Directors. The Board believes that its size should not exceed a number of Directors that can function as a cohesive team to effectively perform the responsibilities of the Directors while allowing all of the independent Directors to serve as members of the Audit, Compensation, and Governance and Nominating committees. The Governance and Nominating Committee, in consultation with the Chairman, considers and recommends the appropriate size of the Board. Generally, there should be not less than three and not more than fifteen Directors. The number of positions on the Board may be expanded in order to accommodate an outstanding candidate.

     (b)  Selection of directors

     The Governance and Nominating Committee identifies and presents qualified candidates for nomination by the Board of Directors for election and re-election as Directors, as described in the statement of Director Nomination Policy and Processes. The Governance and Nominating Committee recommends candidates based on traits that are relevant to the Corporation and complementary to other Directors. Nominees for Director are selected by the Board of Directors.

     (c)  Election of directors

     Directors are generally elected by a plurality of the votes cast by the holders of Common Stock, present in person or represented by proxy at an annual meeting of stockholders, pursuant to Section 2.8 of the Bylaws. Vacancies on the Board resulting from a Director's death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of Directors, are filled by a majority of the remaining Directors, pursuant to Section 3.9 of the Bylaws.

     (d)  Selection of chairman

     The Chairman is selected by the Directors from among the members of the Board.

     (e)  Management directors

     It is the Board's policy to limit management representation on the Board to two Directors. The CEO and President currently are the sole members of the Corporation's management represented on the Board.

     (f)  Percentage of independent directors

     There are currently eight directors. Five of the Directors of the Corporation have been affirmatively determined by the Board to meet the definition of an "independent director" established by the Board, creating a substantial majority of Directors who are independent of management. Two management representatives, our CEO and President, also serve as Directors.

     A Director is expected to inform the Chairman of the Governance and Nominating Committee and the Chairman of the Board, and to submit to them, the Director's resignation from the Board, promptly upon learning about any of the following: (a) any change in the Director's employer, employment status or principal occupation, including resignation or retirement, (b) any meaningful change in the Director's duties or job responsibilities, (c) any change in the Director's personal circumstances that would be reasonably likely to interfere with the ability to serve as a Director, or
     (d) any change in the Director's personal circumstances that would be reasonably likely to reflect poorly upon the Corporation. Whether the resignation is accepted or rejected is a matter for determination by the Governance and Nominating Committee in its discretion, including its consideration of the qualification criteria established for nomination as a Director.

     (g)  Term limits

     The Board does not believe it should limit the term of a Director's service. A mandatory term limit results in the loss of Directors who have developed, through experience, increased insight into the Corporation and its operations and who can provide a valuable ongoing contribution to the Board.

     (h)  Director retirement

     The Board believes it is appropriate for Directors, upon reaching age 72 and annually thereafter, to submit to the Chairman of the Governance and Nominating Committee and to the Chairman of the Board, their offer to resign from the Board of Directors, and for such resignations generally to be effective at the end of the one-year term during which the Director reaches age 72. Whether any resignation offered under this Section 3(c) is accepted or rejected, and the effective time of the resignation, is a matter for determination by the Governance and Nominating Committee in its discretion, including its consideration of the qualification criteria established for nomination as a Director, the availability of suitable successors and the administrative requirements of the Board of Directors.

     (i)  Regular attendance

     Directors are expected to participate during each calendar year (or during the periods in which the Director served) in at least 75 percent of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees on which the Director served. Directors are expected to attend in person to the extent practicable the scheduled face-to-face regular meetings.

     (j)  Director attendance at annual stockholders meeting

     As a matter of practice all of the Corporation's Directors attend in person the annual meeting of stockholders. Directors are strongly encouraged to attend the annual meeting of stockholders to the extent practicable.

     (k)  Time commitment

     Directors are expected to commit enough time to the Corporation in order to effectively perform their responsibilities as Directors.

(l) Limit on board service for other companies


          (i)  Management of the corporation
          The CEO and each executive officer are to obtain the prior approval of the Board of Directors before accepting an invitation to serve on the board of any public or private company, other than service at the request of the Corporation. The CEO and any executive officer are not to serve on the board of any public company for which any Director serves as an officer. The CEO, and each executive officer, are not to serve on the boards of more than one other public or private company (excluding subsidiaries of the Corporation).


          (ii) Directors of other public companies
          Individuals who are CEOs, CFOs or senior executives of public corporations and who also serve as a Director for more than one other public companies (including the Corporation) will not normally be nominated to the Board. Other individuals who serve as a Director for more than six public companies (including the Corporation), will not normally be nominated to the Board.

4. Role of chairman

Among other roles, the Chairman performs the following duties: presides at Board of Directors meetings and at the annual meeting of stockholders; schedules special Board meetings; in consultation with other Directors and the committee chairs, develops the agendas for Board of Directors meetings and committee meetings.

     (a)  Separation of CEO and chairman roles

     The CEO serves on the Board as a management Director. The CEO currently serves as the Chairman of the Board. Upon the election of the CEO as Chairman, the Board also formally designated an independent Lead Director. The Board believes that the Corporation can be well served by a CEO who also serves as Chairman of the Board. The Governance and Nominating Committee considers annually the appropriateness of having a combined CEO and Chairman of the Board.

5. Lead director

The Board has designated an independent lead Director. The Lead Director or the Chairman of the Governance and Nominating Committee, normally functions as the chairman of the executive sessions of the independent Directors when they meet outside the presence of the CEO and other employees.

6. Board meetings

     (a)  Regular schedule

     Regular in-person meetings of the Board are generally held quarterly according to the schedule adopted by the Governance and Nominating Committee.

     (b)  Duration

     Regular in-person meetings of the Board typically last four to six hours, depending on the agenda. The annual strategy review typically lasts ten to fourteen hours over one or more days.

     (c)  Special meetings

     The Chairman of the Board may propose additional meetings, which may be in-person or telephonic, in his or her discretion.

     (d)  Board meeting agendas

     The agenda for meetings of the Board of Directors is proposed by the Chairman and CEO, in consultation with the committee chairs, other Directors and senior members of management. All Directors have the right to place items on the agenda for discussion and to have adequate time allotted for discussion of those items.

     (e)  Materials distributed in advance

     The Board believes it is desirable for written materials to be distributed sufficiently in advance of meetings to allow each Director a reasonable time in which to review the materials and consider the topics to be discussed or items to be approved during the meeting. As a matter of practice, materials for regular meetings are typically provided at least two days before the meeting.

     (f)  Presentations and other communications

     Generally, presentations of matters to be considered by the Board are made by an officer responsible for that area of the Company's operations. Presentations are also made by outside advisors, at the Board's invitation. The Directors are also aided by regular, candid communications with the CEO and other members of management and other supplemental sources of information.

     (g)  Regular executive sessions of independent directors

     As a matter of practice, the independent Directors meet in executive session, without the presence of any management representative, at the end of each regular meeting of the Board. The independent Directors are expected to meet regularly, and at least three times annually, in executive session. The Lead Director or the Chairman of the Governance and Nominating Committee, or a majority of the independent Directors, may determine from time to time that it is necessary or appropriate for the independent Directors to meet without the presence of any management representatives and may call and hold an executive session of the independent Directors.

     (h)  Leadership at executive sessions

     The Lead Director or the Chairman of the Governance and Nominating Committee normally chairs meetings of the independent Directors, unless otherwise determined by a majority of the independent Directors.

7. Policy administration

This statement of Board Administration Guidelines supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Board Administration Guidelines is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX C

                       Committee Administration Guidelines
                            Adopted February 8, 2006

1. Purpose of committee administration guidelines

The Board of Directors (the "Board") of Digital Fusion, Inc. (the "Corporation") has adopted this statement of Committee Administration Guidelines as part of its comprehensive Corporate Governance Policy, in order to disclose to the
Corporation's stockholders, and to other interested stakeholders and constituencies, certain processes and practices which are followed by the Board in administering its committees.

2. Number and structure

The Board may constitute such committees as it determines are appropriate from time to time, as permitted by the Bylaws. As a matter of practice, the Board maintains the standing committees described below:

     (a)  Audit Committee

     The Board maintains an Audit Committee consisting solely of independent Directors. The purposes and responsibilities of the committee are described in its Charter.

     (b)  Compensation Committee

     The  Board  maintains  a  Compensation   Committee   consisting  solely  of
     independent Directors. The purposes and responsibilities of the committee are described in its Charter.

     (c)  Governance and Nominating Committee

     The Board maintains a Governance and Nominating Committee consisting solely
     of  independent  Directors.   The  purposes  and  responsibilities  of  the
     committee are described in its Charter.

     (d)  Executive Committee

     The Board maintains an Executive Committee whose membership is determined by the Board from time to time, and which includes among its members the Chairman and the Chief Executive Officer ("CEO"), as required by Section
     4.2 of the Corporation's Bylaws. The purposes and responsibilities of the committee are described in its Charter. The Executive Committee does not meet on a regular basis.

3. Written committee charters

Each of the Board's standing committees have written governance documents that are published on the Corporation's public website. Each committee's governance documents include:

     o a Charter consistent with Nasdaq Stock Market ("NASDAQ") corporate governance Listing Standards describing the committee's purposes and responsibilities, a delegation of authority to the committee from the Board, and provisions for funding the committee, and


     o a description of the committee's Key Tasks and Processes, which are intended to serve as discretionary guidelines for the performance of the committee's functions; and


     o Administration Guidelines for the committee's operations, such as the qualification standards for the committee's members.

Committees may also utilize other administrative tools to enhance their performance, such as standing agendas, standardized report formats, or issues checklists.

4. Qualifications of committee chairs and members

The minimum qualifications for members of each committee are described in the Administration Guidelines established by the Board for that particular committee. The Board affirmatively determines at least annually that each Director meets the Corporation's minimum qualifications for membership on each committee to which that Director is assigned.

5. Independence of committee members

The Audit, Compensation, and Governance and Nominating committees each consist solely of Directors who are annually affirmatively determined to be independent. The Executive Committee includes one management Director, the CEO, as required by Section 4.2 of the Corporation's Bylaws.

6. Financial literacy of audit committee members

The Board has affirmatively determined that all members of the Audit Committee meet the financial literacy requirements of the NASDAQ corporate governance Listing Standards. The Board believes that it is good practice to periodically evaluate the financial literacy of the Directors.

7. Audit Committee Financial Expert

The Board has affirmatively determined that at least one member of the Audit Committee meets the financial expertise requirements of the Securities and Exchange Commission rules and the NASDAQ listing standards. The Corporation believes it is appropriate to disclose in its proxy materials and on its website the name of one Audit Committee Financial Expert and to indicate the number of other independent Directors who may also meet that standard.

8. Service on audit committees for other companies

The Board believes that it is appropriate to affirmatively determine at least annually that a Director's service on the audit committee of one or more other public companies does not interfere with that Director's service on the Corporation's Audit Committee.

9. Assignment of committee members

The Board believes that its performance is enhanced by Directors who are fully informed about, and actively participate in, the activities of the Audit, Compensation and Governance and Nominating committees. Upon the recommendation of the Governance and Nominating Committee, the Board assigns each qualified independent Director to serve as a member of each of those committees. This structure permits the Board to delegate greater responsibility and authority to its committees, and to conduct significant discussions and take formal action in its committees without the need for formal reports to the Board. This structure also furthers the Board's policy of having significant decisions made by all of the independent Directors.

10. Committee meetings


     (a)  Frequency

     Regular meetings of each committee are held according to the schedule of meetings adopted by the Board, the Governance and Nominating Committee, or the relevant committee. The Audit Committee generally meets at least twice during each calendar quarter.

     (b)  Duration of committee meetings

     The length of each committee meeting is determined by the relevant committee chairman, in consultation with the Chairman of the Board.

     (c)  Committee meeting agendas

     The agenda for each committee meeting is determined by the relevant committee chairman, in consultation with other Directors and senior members of management. All committee members have the right to place items on the agenda for discussion and to have adequate time allotted for discussion of those items.

     (d)  Committee materials distributed in advance

     The Board of Directors considers it desirable for materials to be distributed sufficiently in advance of the committee meetings to allow each Director reasonable time to review the materials before the meeting. Materials for regular meetings are typically provided at least two days before the meeting, to allow Directors sufficient time to become familiar with the topics to be considered.

     (e)  Management attendance at committee meetings

     The Corporation's internal auditor serves as the principal management liaison to the Audit Committee. As a matter of practice, the Corporation's CEO, Chief Financial Officer (`CFO"), General Counsel, Corporate Secretary, internal auditor and a representative of the External Auditor attend Audit Committee meetings.

     The Corporation's Senior Vice President Human Relations serves as the principal management liaison to the Compensation Committee. As a matter of practice, the Corporation's CEO, Senior Vice President Human Relations, Corporate Secretary and external compensation consultants attend Compensation Committee meetings.

     The Corporation's Corporate Secretary serves as the principal management liaison to the Governance and Nominating Committee. As a matter of practice, the Corporation's CEO and Corporate Secretary attend Governance and Nominating Committee meetings.

     (f)  Executive sessions of committee members

     As a matter of practice at each regular meeting of the Audit Committee, the independent Directors meet privately with the External Auditor, privately with the Corporation's internal auditor, and in executive session without the presence of any management representative.

     As a matter of practice, the Compensation Committee meets at least annually in executive session, without the presence of the CEO, for the purposes of establishing the criteria upon which the performance of the CEO and other senior managers is based, the performance of the CEO against such criteria, and the compensation of the CEO.


11. Policy administration
This statement of Committee Administration Guidelines supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Committee Administration Guidelines is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX D

                              DIGITAL FUSION, INC.
                             AUDIT COMMITTEE CHARTER
                (as amended and restated as of February 8, 2006)


This Charter will govern the Audit Committee (the "Committee") of the Board of Directors of Digital Fusion, Inc. (the "Company"), except as may be otherwise required by the Certificate of Incorporation or Bylaws of the Company or by applicable law.


Purposes and Responsibilities

The Committee's principal purposes, duties and responsibilities are to:

o assist the Board of Directors with its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors ("External Auditor"), and the performance of the Company's internal audit function ("Internal Auditor") and the work of the External Auditors;

o prepare an audit committee report as required by the SEC to be included in the Company's annual proxy statement;

o pursuant to Rule 10A-3(b)(2) of the Securities and Exchange Act of 1934, as amended ("Exchange Act"), be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee;

o    pursuant to Rule 10A-3(b)(3) of the Exchange Act, establish procedures for:
     (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

o pursuant to Rule 10A-3(b)(4) of the Exchange Act, engage independent counsel and other advisers, as the Committee determines necessary to carry out its duties;

o pursuant to Rule 10A-3(b)(5) of the Exchange Act, determine appropriate funding to be provided by the Company for payment of: compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, compensation to any advisers employed by the Committee; and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

o at least annually, obtain and review a report by the External Auditor describing: the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company;

o meet to review and discuss the annual audited financial statements and quarterly financial statements with management and the External Auditor, including reviewing the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

o discuss earnings press releases, as well as financial information and earnings guidance provided to the public, analysts and rating agencies (this may be done generally, such as discussing the types of information to be disclosed and the type of presentation to be made; the Committee need not discuss in advance each earnings release or each instance in which a company may provide earnings guidance);

o as appropriate, obtain advice and assistance from outside legal, accounting or other advisors;

o    discuss policies with respect to risk assessment and risk management;

o meet separately periodically, with management, with Internal Auditor and with External Auditor;

o review with the External Auditor any audit problems or difficulties and management's response;

o set clear hiring policies for employees or former employees of the External Auditor in compliance with applicable law and regulations;

o    conduct an annual performance evaluation of the Committee;

o report regularly to the Board of Directors as appropriate; and such other purposes and responsibilities as may be delegated or assigned to the Committee by the Board of Directors.


Delegation of Authority

To the extent permitted by applicable law, the Company's Certificate of Incorporation and the Bylaws, the Committee has and may exercise the powers and authority of the Board of Directors with respect to the purposes and responsibilities described in this Charter. The Committee has the responsibility and sole authority for the appointment, retention, oversight, termination and replacement of the External Auditor and for the approval of all audit engagement fees and terms, as well as all non-audit engagements with the External Auditor. In discharging its responsibilities, the Committee may, at the Company's expense and without seeking approval by the Board of Directors, retain and consult with independent advisors and experts (including counsel and outside consultants, "Advisors") as the Committee deems appropriate in its discretion. The Committee has the authority to create one or more subcommittees of two or more of its members. The Committee will have the authority to determine, on behalf of the Company, the compensation of (i) the External Auditor, and (ii) any Advisors hired by the Committee pursuant to this Charter. The Committee may delegate any of its responsibilities to a subcommittee of the Committee. The Committee may also delegate to one or more of its members the authority to pre-approve services provided by the External Auditor.


Access to Information, Management and Advisors

The Committee has full access to the books, records and facilities and personnel of the Company and the authority to engage independent counsel and other advisors as it determines necessary to carry out its responsibilities. The Committee will maintain free and open communication with (i) the Company's CEO, CFO and other members of management, (ii) the Company's Internal Auditor, (iii) the Company's External Auditor, and (iii) such other Advisors as the Committee deems appropriate.


Investigations

The Committee has the authority to conduct investigations that it deems necessary to fulfill its responsibilities. The Committee has the authority to require any officer, Director or employee of the Company, the Company's outside legal counsel and the External Auditor to meet with the Committee and any of its advisors and to respond to the Committee's inquiries.

Funding

The Company will provide funding as requested by the Committee in its sole determination for the External Auditor, for any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, for any Advisors hired by the Committee, and for administrative and other expenses of the Committee that are necessary or appropriate in carrying out its duties.


Key Tasks and Processes

The Committee has the authority to perform the tasks and processes delegated or assigned to it by the Board of Directors from time to time.


Administration Guidelines

The Committee will be administered in accordance with the administration guidelines established for it by the Board of Directors from time to time, including committee member qualifications; committee member appointment and removal; and committee structure and operations.


                              DIGITAL FUSION, INC.
                                 AUDIT COMMITTEE

                             Key Tasks and Processes


The Committee has the authority to perform the tasks and processes described below. These tasks and processes are set forth as guidelines. They do not constitute requirements or create legal obligations. The Committee may supplement or modify these tasks and processes as appropriate in its discretion, or it may choose to fulfill its purposes and responsibilities under the Charter in other ways that it deems advisable in its business judgment. The Committee or any subcommittee it forms may set a standing agenda which may include some or all of the items delineated below and in the Charter, as well as other items that the Committee or subcommittee may deem necessary to fulfill the Committee's purposes and responsibilities under the Charter.

In order to carry out its purposes and responsibilities, as the Committee deems appropriate in its discretion, the Committee may:



o General Oversight. Review (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (ii) any analyses prepared by management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analyses of the effects of alternative accounting methods as compared to generally accepted accounting principles ("GAAP") on the presentation of the Company's financial statements, and (iii) the effect of regulatory and accounting industry initiatives, as well as off-balance sheet structures, on the Company's financial statements.


External Auditors


Accountability.  Obtain an annual written  statement  from the External  Auditor
     (which will report directly to the Committee and will be ultimately accountable to the Committee) confirming its direct accountability to the Committee.


Auditor Evaluation. Annually evaluate the performance of the External Auditor, including a specific evaluation of the External Auditor's lead (or coordinating) audit partner having primary responsibility for the Company's audit.

Pre-Approval  of  External  Auditor  Services.   Establish  any  written  policy
     regarding pre-approval of any services to be performed by the External Auditor for the Company. Pre-approve any audit services or any non-audit services to be performed by the External Auditor for the Company that are not described in any written pre-approval policy (except that no approval is to be given to engage the External Auditor to perform any services prohibited by law or regulation). If the Committee approves a service within the scope of the engagement of the External Auditor, such service will be deemed to have been pre-approved. The decisions of any audit committee member to whom pre-approval authority is delegated are reported to the Committee at its next scheduled meeting.


Auditor Independence. Periodically meet with the External Auditor to determine whether the External Auditor is "independent" in accordance with the rules and regulations of the SEC and recommend particular action for the Board of Directors to take if independence issues are noted. Establish a policy regarding the Company's hiring of any current or former employee of the External Auditor that complies with applicable laws or regulations.


Audit Partner Rotation. Ensure that the lead (or coordinating) audit partner having primary responsibility for the Company's audit has not performed any audit services in the role of partner for the Company for longer than five previous consecutive fiscal years.


Auditor Quality  Control.  Annually  obtain from the External  Auditor a written report  describing  (i) the  External  Auditor's  internal  quality-control procedures, and (ii) any material issues raised by (a) the External Auditor's most recent internal quality-control review, or peer review or
     (b) any inquiry or investigation by governmental or professional authorities, in each case, within the preceding five years, respecting one or more independent audits carried out by the External Auditor, and any steps taken to deal with any such issues. Review the External Auditor's proposed scope and approach, including its coordination with Internal Auditor.


Review of External Auditor Reports. Review with management, the Internal Auditor and the External Auditor all reports required to be made by the External Auditor under applicable federal securities laws and the rules and regulations of the SEC regarding (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of the Company's financial information within GAAP that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the External Auditor, (iii) all other material, non-routine written communications between the External Auditor and management, such as any management letter or schedule of unadjusted differences, and (iv) management's assessment of the Company's internal controls.


Internal Control Assessment. Obtain from the External Auditor an annual written report in which the External Auditor attests to and reports on the assessment of the Company's internal controls and internal controls over financial reporting made by the Company's management.


Audit Assessment.  Review with management, the Internal Auditor and the External
     Auditor any problems or difficulties encountered in connection with the audit process, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any accounting adjustments that were noted or proposed by the External Auditor but that were not made (material or otherwise), any communications between the External Auditor's team assigned to the Company's audit and the External Auditor's national office respecting auditing or accounting issues presented by the Company's audit, and any "management" or "internal control" letter issued, or proposed to be issued, by the External Auditor to the Company.


External Auditor  Required  Communications.  Discuss  annually with the External
     Auditor the matters required to be discussed under the Statement on Auditing Standards No. 90 and its predecessor standards. The matters to be discussed include:

     o The External Auditor's responsibilities under generally accepted auditing standards;

     o    Significant accounting policies;

     o    Management judgment and accounting estimates;

     o    Audit adjustments;

     o Auditor's judgments about the quality of the Company's accounting principles;

     o    Other   information   in  documents   containing   audited   financial
          statements;

     o    Disagreements with Management;

     o    Consultation with other accountants;

     o    Major issues discussed with Management prior to retention; and

     o    Difficulties encountered in performing the Audit.

Internal Auditors:


Internal Auditing Staff.
     Annually evaluate the performance of the Internal Auditor and the internal auditing department.


Internal  Audit  Process.  Meet  periodically  with the  Internal  Auditor,  the
     External Auditor and management to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the External Auditor, and (iii) the progress and results of the internal auditing process.


Internal Audit Reports. Meet periodically with the Internal Auditor to review any significant reports to management prepared by the internal auditing staff.


Financial Reporting and Internal Controls:

o SEC Filings. Meet, review and discuss the financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in annual and quarterly financial statements, including judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements before they are filed by the Company with the SEC. The Committee shall discuss the results of the quarterly review and annual audit and any other matters required to be communicated to the Committee by the External Auditor under generally accepted auditing standards.

o Quarterly Review of CEO and CFO Certifications Process. In conjunction with its review of the 10-KSB's and 10-QSB's, review the CEO and CFO quarterly certifications required by the SEC with respect to the financial statements and the Company's disclosure and internal controls, including any material changes or deficiencies in such controls and review a summary of the report of the Company's Disclosure Committee.

o Earnings Releases and Guidance. Discuss the types of information to be disclosed and the type of presentation to be made in earnings press releases, and periodically review the Company's procedures with respect to earnings press releases and the financial information and earnings guidance provided to the public, financial analysts and rating agencies.

o Accounting Changes. Review and approve before their implementation all significant changes proposed to be made in the Company's accounting principles and practices.

o Adequate Disclosure. Periodically inquire as to whether the Company's financial statements meet the disclosure requirements of federal securities laws.

o Variable Interest Entities and Off-Balance Sheet Transactions. Periodically review and assess all variable interest entities (also called "special purpose entities") of the Company and all complex financing transactions involving the Company, including all related off-balance sheet accounting matters.

o Criticisms. Periodically inquire about any criticism of the Company's financial statements or disclosures by any financial analysts, rating agencies, media sources or other reliable third-party sources.

o Disagreements. Periodically inquire about any disagreements that may have occurred between management and the External Auditor relating to the Company's financial statements, other disclosure and any other legal compliance issue. The Committee will have sole responsibility for the resolution of any such disagreements.

o Internal Controls and Compliance Policies. Discuss with management, the Internal Auditor and the External Auditor the adequacy and effectiveness of accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk and legal and ethical compliance programs. Provide oversight to the Company's review and assessment of the adequacy and effectiveness of: (a) the Company's internal control systems, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports,
     (b) the Company's policies on compliance with laws and regulations, (c) the Company's Business Ethics Code, and (d) the methods and procedures for monitoring compliance with such policies. Elicit recommendations for the improvement of the Business Ethics Code and such controls, policies, methods and procedures.

o Internal Controls Report. Review before its filing the internal controls report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting) that is required to be included in the Company's annual financial statement.

o Proxy Statement Report. Prepare an annual report as required by the rules and regulations of the SEC and submit it for inclusion in the Company's proxy statement prepared in connection with its annual meeting of stockholders.

o Complaints. Establish procedures for (i) the receipt, retention, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and
     (ii) the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

o Information Security. Periodically assess the adequacy of the security for the Company's information systems and the Company's contingency plans in the event of a systems breakdown or security breach.


Business Ethics:

o Establish Business Ethics Code. Periodically review and approve a Business Ethics Code for the Directors, Officers and employees of the Company.

o Monitor Business Ethics. Periodically inquire about (i) any violation of the Business Ethics Code, (ii) any waiver of compliance with the Business Ethics Code, and (iii) any investigations undertaken with regard to compliance with the Business Ethics Code.

o Waivers of Business Ethics Code. Any waiver of the Business Ethics Code with respect to a Director or an executive officer may be granted only by the Committee. All waivers granted by the Committee will be promptly reported to the entire Board of Directors and disclosed as required by law.

o Misconduct Allegations. Periodically inquire about any allegations of Director or officer misconduct, or misconduct by the Company (whether made by employees or third parties). Oversee the actions of the Company management and investigate management in the event of suspected misconduct.


Risk Management:

o Risk Exposure. Periodically meet with management and the External Auditor to review the Company's major risks or exposures and to assess the steps taken by management to monitor and control such risks and exposures.

o Insurance. Periodically review and assess insurance coverage, including directors and officers liability, property and casualty loss, and surety bonds.

o Consultation with Legal Counsel. Periodically review any legal matters (including material claims, pending legal proceedings, government investigations and material reports, notices or inquiries received from governmental agencies, or reports of evidence of a material violation of securities laws or breaches in fiduciary duty) that may have a significant impact on the Company's financial statements or risk management.


Financial Transactions:

o Financing Transactions. Review and approve the terms and conditions of material financing transactions proposed by management.

o Financial Investment. Review and approve material investments in or dispositions of securities or other financial instruments. Periodically review and approve any guidelines or policies that the Committee determines to be appropriate for investments in securities or other financial instruments and for the management of the Company's investment portfolio.

o Risk Hedging. Review and approve the terms and conditions of material currency, interest rate, and other financial risk hedging transactions proposed by management. Periodically review and approve any risk hedging guidelines or policies that the Committee determines to be appropriate.


                              DIGITAL FUSION, INC.
                                 AUDIT COMMITTEE


                            Administration Guidelines


o Membership. The members of the Audit Committee (the "Committee") will be those Directors of Digital Fusion, Inc. ("Directors") who are appointed by a majority vote of the Board of Directors upon the recommendation of the Governance and Nominating Committee.

o    Size. The Committee will be composed of at least three Directors.

o Independence Criteria. Each member of the Committee will meet the independence requirements set forth in the Company's* Corporate Governance Policy. The Board of Directors or the Governance and Nominating Committee will determine whether or not each member of the Committee meets this standard.

o Compensation of Members. The members of the Committee will not receive any direct or indirect compensation from the Company, other than compensation for service as a Director. At the discretion of the Board of Directors, members of the Committee may be entitled to receive additional compensation for service on the Committee or for service as Chairman of the Committee.

o Financial Literacy. Each member of the Committee should be financially literate, or must become financially literate within a reasonable period of time after such member's appointment to the Committee. The Board of Directors or the Governance and Nominating Committee will determine whether or not each member of the Committee meets this standard.

o Financial Expertise. At least one member of the Committee must have accounting or related financial management expertise as specified in the Company's Corporate Governance Policy. The Board of Directors or the Governance and Nominating Committee will determine whether or not a member of the Committee has the required financial management expertise and is an "Audit Committee Financial Expert" within the meaning of Securities and Exchange Commission ("SEC") requirements.

o Service on Other Audit Committees. If a member of the Committee serves on the audit committee (or, in the absence of an audit committee, the Board of Directors committee performing equivalent functions, or, in the absence of such committee, the Board of Directors) of more than two public companies in addition to the Company, the Board of Directors or the Governance and Nominating Committee must affirmatively determine that such simultaneous service on multiple audit committees will not impair the ability of such member to serve on the Committee. The basis for the Board of Directors' determination will be disclosed in the Company's proxy statement prepared in connection with its annual meeting of stockholders.

o Chairman. The Board of Directors will elect, by a majority vote of the members of the Board of Directors, one of the members of the Committee to serve as Chairman of the Committee. The Chairman of the Committee will act as the chairman in all meetings of the Committee, except that when the Chairman is absent from a meeting, the remaining members of the Committee may elect, by a majority vote of the remaining members, a remaining member to serve as the interim chairman for that meeting.

o Quorum. A quorum will consist of a majority of the Committee's members. The act of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee.

o Periodic Meetings. The Committee will meet at least once per fiscal quarter. The Chairman or the Chairman of the Board of Directors may call a special meeting at any time, as he or she deems advisable.

o Standing Agenda. The Committee or any subcommittee may set a standing agenda which may include any item that the Committee or subcommittee deems necessary to fulfill its obligations under the Charter.

o Minutes. Minutes of each meeting of the Committee will be prepared and a copy will be provided to the Directors.

o Committee Self-Assessment. The Committee will annually review and make a self-assessment of its performance and will report the results of such self-assessment to the Governance and Nominating Committee.

o Charter. The Committee will review and reassess the adequacy of the Charter, Key Tasks and Processes, and Administration Guidelines from time to time and will recommend proposed changes for approval by the Board of Directors.

                                   APPENDIX E

                              DIGITAL FUSION, INC.
                         COMPENSATION COMMITTEE CHARTER
                (as amended and restated as of February 8, 2006)

This Charter will govern the Compensation Committee (the "Committee") of the Board of Directors of Digital Fusion, Inc. (the "Company"), except as may be otherwise required by the Certificate of Incorporation or Bylaws of the Company or by applicable law.


Purposes and Responsibilities

The Committee's principal purposes and responsibilities are to directly: review and approve corporate goals and objectives relevant to Chief Executive Officer ("CEO") and other executive officer compensation; evaluate the CEO's performance in light of those goals and objectives; determine and approve the CEO's compensation based on that evaluation; review and approve non-CEO executive officer compensation, and incentive-compensation and equity-based plans, or make recommendations with respect to those that would be subject to approval by the Board of Directors; conduct an annual performance evaluation of the Committee; produce a compensation committee report on executive officer compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations; perform such other purposes and responsibilities as may be delegated or assigned to the Committee by the Board of Directors; and report to the full Board of Directors as needed.


Delegation of Authority

To the extent permitted by applicable law, the certificate of incorporation and the bylaws, the Committee has and may exercise the powers and authority of the Board of Directors with respect to the purposes and responsibilities described in this Charter. If a compensation consultant is to assist in the evaluation of Director, CEO or senior executive compensation, the Committee is delegated the sole authority to retain and terminate the consulting firm, including the sole authority to approve the firm's fees and other retention terms. The Committee has the authority to determine, on behalf of the Company, the compensation of any Advisors hired by the Committee pursuant to this Charter. In discharging its responsibilities, the Committee is empowered to retain, at the Company's expense, such experts (including counsel and outside consultants, "Advisors"), as the Committee deems appropriate. The Committee has the authority to create one or more subcommittees of two or more of its members. The Committee may delegate any of its responsibilities to a subcommittee of this Committee.


Access to Management and Advisors

The Committee will maintain free and open communication with (i) the Company's CEO, the Company's vice president of human resources and other members of management, and (ii) such Advisors as the Committee deems appropriate.


Funding

The Company will, as requested by the Committee, provide funding for any Advisors hired by the Committee, and for administrative and other expenses of the Committee that are necessary or appropriate in carrying out its duties.


Key Tasks and Processes

The Committee has the authority to perform the tasks and processes delegated or assigned to it by the Board of Directors from time to time.


Administration Guidelines

The Committee will be administered in accordance with the administration guidelines established for it by the Board of Directors from time to time, including Committee member qualifications; Committee member appointment and removal; and Committee structure and operations.

                              DIGITAL FUSION, INC.
                             COMPENSATION COMMITTEE

                             Key Tasks and Processes

The Committee has the authority to perform the tasks and processes described below. These tasks and processes are set forth as guidelines. They do not constitute requirements or create legal obligations. The Committee may supplement or modify these tasks and processes as appropriate in its discretion, or it may choose to fulfill its purposes and responsibilities under the Charter in other ways that it deems advisable in its business judgment. The Committee or any subcommittee it forms may set a standing agenda which may include some or all of the items delineated below and in the Charter, as well as other items that the Committee or subcommittee may deem necessary to fulfill the Committee's purposes and responsibilities under the Charter.

In order to carry out its purposes and responsibilities, as the Committee deems appropriate in its discretion, the Committee may:

o Review and approve the Company's remuneration plans and programs for the Company's executive officers, such as those related to incentive compensation, deferred compensation, equity-based compensation (including restricted stock, stock options, stock appreciation rights), directors' compensation and benefits, or make recommendations with respect to those that would require approval by the Board of Directors.

o Annually determine and approve appropriate goals and objectives for the CEO, evaluate the performance of the CEO in meeting the Company's goals and objectives, and determine and approve the total compensation package of the CEO. In reviewing and approving such compensation, the Committee will consider such factors as it deems appropriate in its business judgment, including the Company's performance.

o Annually review the elements of total compensation for the executive officers of the Company. In overseeing compensation of executive officers, the Committee will consider such factors as it deems appropriate in its business judgment, including the Company's performance.

o Annually produce a Compensation Committee report on executive officer compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations. Deliver such other reports or communications relating to compensation as may be required by applicable law, or which the Committee otherwise determines in its business judgment to be necessary or advisable.

o Overseeing the Company's compensation strategy and policies to ensure that the Company is able to attract key employees, that employees are rewarded appropriately for their contributions to the Company, that employees are motivated to achieve the Company's objectives, that key employees of the Company are retained, and that such strategy and policies support Company objectives, including the interests of the Company's stockholders.

o Establish and recommend to the Company's stockholders long-term, equity-based incentive compensation plans. Establish or modify the provisions of any compensation or benefit plan for the Company's executive officers that does not require shareholder approval.

o Review and approve the metrics and criteria applicable under broad-based long term incentive programs.

o Review and approve the metrics, criteria, and award levels applicable to executive officers under the Company's short-term and long-term incentive compensation programs.

o Approve the Company's grants and awards to executive officers under the Company's compensation programs and plans.

o Authorize the Company to make grants to other employees under the Company's Stock Option Plans.

o Review annually and approve the compensation for Directors (including service on committees of the Board of Directors) and approve the metrics, criteria, and award levels for equity-based compensation for Directors.

To the extent that a compensation or equity plan provides for administration by the Board of Directors or a committee of the Board of Directors, serve as the Committee administering such plan of the Company.



                              DIGITAL FUSION, INC.
                             COMPENSATION COMMITTEE

                            Administration Guidelines

o Membership. The members of the Compensation Committee (the "Committee") will be those Directors of Digital Fusion, Inc. ("Directors") who are
     appointed by a majority vote of the Board of Directors upon the recommendation of the Governance and Nominating Committee.

o    Size. The Committee will be composed of at least three Directors.

o Independence Criteria. Each member of the Committee will meet the independence requirements set forth in the Company's* Corporate Governance Policy. The Board of Directors or the Governance and Nominating Committee will determine whether or not each member of the Committee meets this standard.

o Compensation of Members. The members of the Committee will not receive any direct or indirect compensation from the Company, other than compensation for service as a Director. At the discretion of the Board of Directors, members of the Committee may be entitled to receive additional compensation for service on the Committee or for service as Chairman of the Committee.

o Chairman. The Board of Directors will elect, by a majority vote of the members of the Board of Directors upon the recommendation of the Governance and Nominating Committee, one of the members of the Committee to serve as Chairman of the Committee. The Chairman of the Committee will act as the chairman in all meetings of the Committee, except when the Chairman is absent from a meeting, the remaining members of the Committee may elect, by a majority vote of the remaining members, a remaining member to serve as the interim chairman for that meeting.

o Quorum. A quorum will consist of a majority of the Committee's members. The act of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee.

o Periodic Meetings. The Committee will meet at least twice annually. The Chairman or the Chairman of the Board of Directors may call a special meeting at any time, as he or she deems advisable.

o Standing Agenda. The Committee or any subcommittee may set a standing agenda which may include any item that the Committee or subcommittee deems necessary to fulfill its obligations under the Charter.

o Minutes. Minutes of each meeting of the Committee will be prepared and a copy will be provided to the Directors.

o Committee Self-Assessment. The Committee will annually review and make a self-assessment of its performance and will report the results of such self-assessment to the Governance and Nominating Committee.

o Charter. The Committee will review and reassess the adequacy of the Charter, Key Tasks and Processes, and Administration Guidelines from time to time and will recommend proposed changes for approval by the Board of Directors.

                                   APPENDIX F

                              DIGITAL FUSION, INC.
                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                (as amended and restated as of February 8, 2006)

This Charter will govern the Governance and Nominating Committee (the "Committee") of the Board of Directors of Digital Fusion, Inc. (the "Company"), except as may be otherwise required by the Certificate of Incorporation or Bylaws of the Company or by applicable law.


Purposes and Responsibilities

The principal purposes and responsibilities of the Committee are to: establish for approval by the Board of Directors the criteria for selecting new Directors; identify suitable individuals under those criteria who are qualified to serve as Directors; recommend to the Board of Directors nominees for election as Directors; develop and recommend to the Board of Directors a set of corporate governance guidelines applicable to the Company; recommend committee structures and functions; recommend qualifications for membership on the committees of the Board of Directors; recommend membership appointments and removals for the committees of the Board of Directors; monitor the operations of the Board of Directors and its committees and make recommendations to improve operations; oversee the annual performance evaluation of the Board of Directors, its committees and management; conduct an annual performance evaluation of the Committee itself; perform such other purposes and responsibilities as may be delegated or assigned to the Committee by the Board of Directors; and report to the full Board of Directors as needed.


Delegation of Authority

To the extent permitted by applicable law, the certificate of incorporation and the bylaws, the Committee has and may exercise the powers and authority of the Board of Directors with respect to the purposes and responsibilities described in this Charter. The Committee is delegated the sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm's fees and other retention terms. In discharging its responsibilities, the Committee is empowered to retain, at the Company's expense, such experts (including counsel and outside consultants, "Advisors"), as the Committee deems appropriate. The Committee has the authority to determine, on behalf of the Company, the compensation of any Advisors hired by the Committee pursuant to this Charter. The Committee has the authority create one or more subcommittees of two or more of its members. The Committee may delegate any of its responsibilities to a subcommittee of this Committee.


Access to Management and Advisors

The Committee will maintain free and open communication with (i) the Company's CEO and other members of management, and (ii) such Advisors as the Committee deems appropriate.


Funding

The Company will, as requested by the Committee, provide funding for Advisors hired by the Committee and for other expenses of the Committee.


Key Tasks and Processes

The Committee has the authority to perform the tasks and processes delegated or assigned to it by the Board of Directors from time to time.


Administration Guidelines

The Committee will be administered in accordance with the administration guidelines established for it by the Board of Directors from time to time, including committee member qualifications; committee member appointment and removal; and committee structure and operations.

                              DIGITAL FUSION, INC.
                       GOVERNANCE AND NOMINATING COMMITTEE

                             Key Tasks and Processes


The Committee has the authority to perform the tasks and processes described below. These tasks and processes are set forth as guidelines. They do not constitute requirements or create legal obligations. The Committee may supplement or modify these tasks and processes as appropriate in its discretion, or it may choose to fulfill its purposes and responsibilities under the Charter in other ways that it deems advisable in its business judgment. The Committee or any subcommittee it forms may set a standing agenda which may include some or all of the items delineated below and in the Charter, as well as other items that the Committee or subcommittee may deem necessary to fulfill the Committee's purposes and responsibilities under the Charter.

In order to carry out its purposes and responsibilities, as the Committee deems appropriate in its discretion, the Committee may:

o Establish corporate governance principles and policies for the Company. The policies should ordinarily be reviewed on an annual basis.

o Review with the Company's CEO or other appropriate officers' matters relating to management training, development and succession planning, including CEO succession planning.

o Review recommendations from the CEO as to persons to be designated as Company officers, proposed personnel changes involving officers, and the development of executive talent.

o Supervise an annual review of the effectiveness of the Board of Directors as a body in meeting the responsibilities of the Board of Directors.

o Establish performance criteria for Directors and supervise an annual review of the effectiveness of each Director in meeting the responsibilities and performance criteria for Directors.

o Establish criteria for qualification as a Director and member of the committees of the Board of Directors.

o Establish objective criteria to be used to determine whether a Director is independent.

o Determine whether each Director meets the independence and other criteria for qualification as a Director and committee member.

o Establish and maintain a process for identifying candidates for election to the Board of Directors, including a process for the submission and evaluation of nominations from stockholders.

o    Consider   properly   and  timely   submitted   recommendations   from  the
     stockholders of the Company for individuals to serve as Directors.

o Recommend to the Board of Directors candidates to fill Director vacancies occurring in the Board of Directors.

o Recommend to the Board of Directors candidates for election or re-election to the Board of Directors, based on satisfaction of qualification and performance criteria.

o Review and recommend development and training for directors aimed at improving performance of the Company's Directors, Board of Directors and committees.

o    Recommend assignments of Directors to committees of the Board of Directors.

o Review and recommend, in consultation with the CEO, the appropriate size of the Board of Directors.

Decide whether to accept or reject a Director's tendered resignation.


                              DIGITAL FUSION, INC.
                       GOVERNANCE AND NOMINATING COMMITTEE

                            Administration Guidelines

o Membership. The members of the Governance and Nominating Committee (the "Committee") will be those Directors of Digital Fusion, Inc. ("Directors") who are appointed by a majority vote of the Board of Directors upon the recommendation of the Committee.

o    Size. The Committee will be composed of at least three Directors.

o Independence Criteria. Each member of the Committee will meet the independence requirements set forth in the Company's* Corporate Governance Policy. The Board of Directors will determine whether or not each member of the Committee meets this standard.

o Compensation of Members. The members of the Committee will not receive any direct or indirect compensation from the Company, other than compensation for service as a Director. At the discretion of the Board, members of the Committee may be entitled to receive additional compensation for service on the Committee or for service as Chairman of the Committee.

o Chairman. The Board will elect, by a majority vote of the members of the Board upon the recommendation of the Committee, one of the members of the Committee to serve as Chairman of the Committee. The Chairman of the Committee will act as the chairman in all meetings of the Committee, except when the Chairman is absent from a meeting, the remaining members of the Committee may elect, by a majority vote of the remaining members, a remaining member to serve as the interim chairman for that meeting.

o Quorum. A quorum will consist of a majority of the Committee's members. The act of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee.

o    Periodic  Meetings.  The Committee will meet at least twice  annually.  The
     Chairman or the Chairman of the Board may call a special meeting at any time, as he or she deems advisable.

o Minutes. Minutes of each meeting of the Committee will be prepared and a copy will be provided to the Directors.

o Committee Self-Assessment. The Committee will annually review and make a self-assessment of its performance and will report the results of such self-assessment to the Board of Directors.

Charter. The Committee will review and reassess the adequacy of the Charter, Key Tasks and Processes, and Administration Guidelines from time to time and will recommend proposed changes for approval by the Board of Directors.

                                   APPENDIX G

                              DIGITAL FUSION, INC.
                           EXECUTIVE COMMITTEE CHARTER
                (as amended and restated as of February 8, 2006)



This Charter will govern the Executive Committee (the "Committee") of the Board of Directors of Digital Fusion, Inc. (the "Company"), except as may be otherwise required by the Certificate of Incorporation or Bylaws of the Company or by applicable law.


Purposes and Responsibilities
The principal purposes and responsibilities of the Executive Committee, consistent with Section 4.2 of the Company's Bylaws, is to perform the functions of the Board of Directors when there is a critical need for prompt review and action of the Board of Directors and it is not practical to arrange a meeting of the Board of Directors within the time reasonably available. The Committee may function with the authority of the full Board of Directors in the circumstances when there is a critical need for prompt review and action of the Board of Directors and it is not practical to arrange a meeting of the Board of Directors within the time reasonably available.


Delegation of Authority
To the extent permitted by applicable law, the Certificate of Incorporation and the Bylaws, the Committee has and may exercise the powers and authority of the Board of Directors with respect to the purposes and responsibilities described in this Charter. The Committee is delegated the authority to act as the full Board of Directors when exercising the powers and authority under this Charter.


Key Tasks and Processes
The Committee has the authority to perform any tasks and processes delegated or assigned to it by the Board of Directors from time to time.


Administration Guidelines
The Committee will be administered in accordance with the administration guidelines established for it by the Board of Directors from time to time, including committee member qualifications; committee member appointment and removal; and committee structure and operations.


                              DIGITAL FUSION, INC.
                               EXECUTIVE COMMITTEE

                             Key Tasks and Processes


The Committee has the authority to perform the tasks and processes described below. These tasks and processes are set forth as guidelines. They do not constitute requirements or create legal obligations. The Committee may supplement or modify these tasks and processes as appropriate in its discretion, or it may choose to fulfill its purposes and responsibilities under the Charter in other ways that it deems advisable in its business judgment. The Committee or any subcommittee it forms may set a standing agenda which may include some or all of the items delineated below and in the Charter, as well as other items that the Committee or subcommittee may deem necessary to fulfill the Committee's purposes and responsibilities under the Charter.

In order to carry out its purposes and responsibilities, as the Committee deems appropriate in its discretion, the Committee may:

Carry out any tasks and process that are consistent with the Committees purposes and responsibilities described in the Charter.

                              DIGITAL FUSION, INC.
                               EXECUTIVE COMMITTEE

                            Administration Guidelines

o Membership. The members of the Executive Committee (the "Committee") will be those Directors of Digital Fusion, Inc. ("Directors") who are appointed by a majority vote of the Board of Directors upon the recommendation of the Governance and Nominating Committee. Pursuant to Section 4.2 of the Company's Bylaws, the members of the Committee will include the Chairman of the Board of Directors and the Chief Executive Officer ("CEO") (if a Director). Unless otherwise determined by a majority vote of the Board of Directors, the remaining members of the Committee shall be the Lead Independent Director, a management Director or an independent Director.

o    Size. The Committee will be composed of at least three Directors.

o Independence Criteria. Each member of the Committee, other than the Chief Executive Officer, will meet the independence requirements set forth in the Company's Corporate Governance Policy. The Board of Directors will determine whether or not each member of the Committee meets this standard.

o Compensation of Members. The members of the Committee will not receive any direct or indirect compensation from the Company, other than compensation for service as a Director. At the discretion of the Board of Directors, members of the Committee may be entitled to receive additional compensation for service on the Committee or for service as Chairman of the Committee.

o Chairman. The Board of Directors will elect, by a majority vote of the members of the Board of Directors upon the recommendation of the Committee, one of the members of the Committee, ordinarily the Chairman of the Board of Directors or the Chief Executive Officer, to serve as Chairman of the Committee. The Chairman of the Committee will act as the chairman in all meetings of the Committee, except when the Chairman is absent from a meeting, the remaining members of the Committee may elect, by a majority vote of the remaining members, a remaining member to serve as the interim chairman for that meeting.

o Quorum. A quorum will consist of a majority of the Committee's members. The act of a majority of the Committee members present at a meeting at which a quorum is present will be the act of the Committee.


o Minutes. Minutes of each meeting of the Committee will be prepared and a copy will be provided to the Board of Directors.

o Committee Self-Assessment. The Committee will annually review and make a self-assessment of its performance and will report the results of such self-assessment to the Board of Directors.

o Charter. The Committee will review and reassess the adequacy of the Charter, Key Tasks and Processes, and Administration Guidelines from time to time and will recommend proposed changes for approval by the Board of Directors.

                                   APPENDIX H

                      Auditor Services Pre-approval Policy
                            Adopted February 8, 2006


1. Purpose of auditor services pre-approval policy

The Audit Committee of the Board of Directors has adopted this Auditor Services Pre-approval Policy as part of Digital Fusion, Inc.'s comprehensive Corporate Governance Policy in order to provide to its personnel the policies and procedures followed by the Audit Committee in reviewing and pre-approving services to be provided to the Corporation and its subsidiaries (collectively the "Company") by the Corporation's independent External Auditor ("External Auditor"), and to disclose those policies and procedures to the Corporation's stockholders, and to other interested stakeholders and constituencies. The policies and procedures in this policy are set forth as guidelines. They do not constitute requirements or create legal obligations. The Audit Committee may supplement or modify the policies and procedures as appropriate in its discretion, or it may choose to pre-approve External Auditor services in other ways that it deems advisable in its business judgment.


2. Statement of principle

The Audit Committee should evaluate all services that are proposed to be performed by the External Auditor for the Company, before those services are commenced, in order to ensure that the provision of the services will not impair the External Auditor's independent status. Services should not be commenced by the External Auditor for the Company unless and until the specific service has been approved by the Audit Committee or its designee. The Audit Committee recognizes that de minimis services may from time to time be provided by the External Auditor outside of this Policy and consistent with the rules of the Securities Exchange Commission ("SEC") and the Public Company Accounting Oversight Board ("PCAOB").


3. Pre-approval procedures


     (a)  Review by internal auditor

     All services proposed to be provided by the External Auditor should be reviewed by the individual responsible for managing the Corporation's internal audit function, currently the vice president internal audit ("Internal Auditor"), for compliance with this policy prior to submitting a request to the Audit Committee or its designee for approval of the services.


     (b)  Prohibited Services

     All services proposed to be provided by the External Auditor should be evaluated for compliance with applicable laws and regulations before a request to approve the service is submitted to the Audit Committee or its designee. A summary list of the services identified by the SEC as being prohibited services is attached to this policy as Appendix A ("Prohibited Services").


     (c)  Service description

     All services proposed to be provided by the External Auditor should be described in reasonably specific detail, sufficient to meet SEC and PCAOB requirements, and sufficient to identify to the Audit Committee or its designee any issues that might affect the actual or perceived independence of the External Auditor.


     (d)  Submission for approval

     The Internal Auditor should serve as the Corporation's primary liaison with the Audit Committee or its designee and should present to the Committee or its designee all requests for services to be performed by the External Auditor.

     (e)  Form of requests and approvals

     No specific form is required to submit a request for approval of auditor services, and no specific form of approval is required from the Audit Committee or its designee. Requests may be submitted and approvals may be provided in writing, including by e-mail or other electronic transmissions, or they may be submitted or provided orally, so long as the details of the request and the approval are adequately documented.


     (f)  Document retention

     Written records of requests for approval of services, approvals granted by the Committee or its designee, and any related correspondence, should be maintained by the Internal Auditor, pursuant to the Corporation's Document Retention Policy and in compliance with SEC and PCAOB guidelines.


4. Independence considerations by the audit committee

The Audit Committee or its designee will consider whether services proposed to be provided by the External Auditor are appropriate, taking into account the following non-exclusive list of factors:

     o Are the services consistent with the applicable rules and regulations on auditor independence;

     o Is the External Auditor best positioned to provide the most effective and efficient service for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors; and

     o Whether the service might enhance the Company's ability to manage or control risk or improve audit quality.

All such factors will be considered as a whole, and no one factor shall necessarily be determinative.


5. Fees considerations by the audit committee

The Audit Committee or its designee should also consider the relationship of the amounts being paid by the Company to the External Auditor in any fiscal year for
(a) audit and  audit-related  services,  and (b) non-audit  services.  The Audit
Committee or its designee should consider external guidelines as to the appropriate ratio of (a) the total amounts paid to the External Auditor for Audit, Audit-related and Tax services, over (b) the total amounts paid to the External Auditor for all services. The term of any pre-approval is for the applicable fiscal year (or other such term that is limited) unless the Audit Committee considers a different period and states otherwise.


6. Periodic pre-approvals

The Audit Committee or its designee may periodically consider and approve services proposed to be provided by the External Auditor which are routine, recurring, provided in the ordinary course of the Company's business, and do not raise concerns regarding the independent status of the External Auditor. In general, the pre-approval of services described in such a proposal will apply to those services, including recurrences of those services, to the extent they are commenced during the period specified in the proposal (e.g., a fiscal year). Such services may include the following:


     (a)  Audit services

     The Internal Auditor annually submits to the Audit Committee for approval a list of Audit Services to be provided by the External Auditor for the fiscal year. The External Auditor annually provides the Audit Committee with an engagement letter that should detail the scope of the Audit Services necessary for the External Auditor to render an opinion on the consolidated financial statements of the Company. The engagement letter is to be approved by the Audit Committee. The Audit Services addressed in the engagement letter and other Audit Services may include:

     o the annual financial statement audit and quarterly reviews, including reviewing and testing procedures and systems (in order to understand and place reliance on internal control systems), and performing other test procedures to be able to form an opinion on the Company's consolidated financial statements;

     o    audit of internal controls as required by law;

     o subsidiary audits (including statutory audit engagements as required under local country laws); and

     o    assistance with SEC filings and comment letters.


     (b)  Audit related services

     The Internal Auditor annually submits to the Audit Committee for approval a list of Audit Related Services to be provided by the External Auditor for the fiscal year. The scope of the approved Audit Related Services are generally consistent with the attest role of the External Auditor and fall into one of the following categories: (i) services that can only be provided by the External Auditor; (ii) services that are an extension of the work performed as part of the Audit Services, or rely on work performed as part of the Audit such that the quality and timeliness of the services can most effectively be provided by the External Auditor; or (iii) services that enhance the effectiveness of the External Auditor's examination of the Company's consolidated financial statements.


     (c)  Tax services

     The Internal Auditor annually submits to the Audit Committee for approval a list of Tax Services to be provided by the External Auditor for the fiscal year.


     (d)  Other non-audit services

     The Internal Auditor may also submit to the Audit Committee for approval a list of Other Non-audit Services to be provided by the External Auditor for the fiscal year. Such services are generally routine, recurring, provided in the ordinary course of the Company's business, and do not raise concerns regarding maintaining the independent status of the External Auditor.


7. Ad hoc pre-approvals

The Audit Committee or its designee may from time to time consider and approve services proposed to be provided by the External Auditor which are not approved in the manner described in Section 6 above. In general, the pre-approval of the service(s) described in such a proposal will apply to one instance of the specified service(s).


8. Delegation to audit committee members

Pursuant to its Charter, the Audit Committee may delegate auditor services pre-approval authority to one or more of the members of the committee, who may act alone or as a subcommittee. In general, that authority is exercised in connection with approvals described in Section 7 above.


9. Reports to the audit committee


The member or members to whom pre-approval authority is delegated are expected to report their pre-approval of any services to the Audit Committee at its next scheduled meeting. The Audit Committee is routinely informed by the Internal Auditor about services provided by the External Auditor, including a report of the actual fees and expenses incurred, and any material variances to estimated fees and expenses.


10. Policy administration

This Auditor Services Pre-approval Policy supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This policy is policy is adopted and administered by the Audit Committee of the Board of Directors. This policy is part of the Corporation's Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX I

                   Guidelines for Communicating with Directors
                (as amended and restated as of February 8, 2006)

1. Purpose of guidelines

The Board of Directors ("Board") of Digital Fusion, Inc. (the "Corporation") has adopted this statement of Guidelines for Communicating with Directors as part of its comprehensive Corporate Governance Policy, in order to disclose to the Corporation's stockholders, and to other interested stakeholders and constituencies, the processes for communicating information to the Board and its committees, or to specified independent Directors.

2. Director attendance at stockholders meetings

All Directors attend the annual meeting of stockholders as a matter of practice. Directors are strongly encouraged to attend the annual meeting of stockholders to the extent practicable.

3. Bringing issues to attention of the audit committee

The Corporation provides mechanisms for employees and other interested parties to confidentially and anonymously bring to the attention of the Audit Committee any concerns related to the Corporation's Business Ethics Policy, legal issues and accounting or audit matters. Employees are able to report their concerns to the Compliance Office by telephone or via pre-paid mail or courier to:

         Corporate Secretary
         Digital Fusion, Inc.
         4940-A Corporate Drive
         Huntsville, AL 35805

or via e-mail to corporatesecretary@digitalfusion.com. The Corporation also provides a confidential, anonymous hot line at (800) 398-1496, which is a toll-free call if placed from within the United States. The call center is staffed around the clock. The Corporation's process for collecting and organizing these communications and determining which communications will be relayed to the Audit Committee members is administered by the Corporate Secretary acting as the Compliance Officer, is overseen by Audit Committee and is approved by a majority of the independent Directors.

4. Communication with the directors

The Corporation provides mechanisms for stockholders and other interested parties to send communications to the whole Board, the independent Directors, the Chairman of the Board, or the chairman of any particular committee. Written communications should be addressed to the appropriate body or Director and sent via pre-paid mail or courier to:

         c/o Corporate Secretary
         Digital Fusion, Inc.
         4940-A Corporate Drive
         Huntsville, AL 35805

or via e-mail to corporatesecretary@digitalfusion.com. The Corporation also provides a confidential, anonymous hot line at (800) 398-1496, which is a toll-free call if placed from within the United States. The call center is staffed around the clock. The Corporation's process for collecting and organizing security holder communications and determining which communications will be relayed to Board members is administered by the Corporate Secretary, is overseen by the Governance and Nominating Committee and is approved by a majority of the independent Directors.

5. Policy administration

This statement of Guidelines for Communicating with Directors supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Guidelines for Communicating with Directors is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX J

                             Miscellaneous Policies
                           Adopted as February 8, 2006

1. Stock ownership by directors and senior executives

To encourage a strong alignment with stockholders' interests, Digital Fusion, Inc.'s (the "Corporation") Directors and senior executives are encouraged to own a meaningful amount of the Corporation's common stock.

2. Executive officer compensation

The Board of Directors believes that executive officer compensation should be market-based. The key elements of the Corporation's executive officer compensation are base salary, annual incentives and long-term compensation, but in determining compensation the Compensation Committee considers each executive officer's total compensation package, including severance plans, insurance, and other benefits. The Compensation Committee engages an independent compensation consultant to advise it on market rates of compensation for executive officers in similar positions and companies in the marketplace. The Committee considers that advice, as well as survey data from nationally known compensation surveys, to establish appropriate levels of compensation targeting the mid-range of compensation levels within the Corporation's comparator group.

The Board believes that the Compensation Committee should be guided by the following tenets in establishing executive officer compensation:

     o Compensation opportunities should enhance the Corporation's ability to attract, retain, and incentivize exceptionally knowledgeable and experienced executive officers committed to the successful operation and management of the Corporation.


     o An integrated total compensation program should be structured to directly link the executive officer's financial reward to the achievement of short-term and long-term business and financial objectives.


     o    A  significant  portion of executive  officer  compensation  should be
          composed  of  long-term,   at-risk  pay  to  align  executive  officer
          interests with stockholder interests.


     o Annual incentives should drive short-term results that lead to long-term value creation for stockholders.


     o Salaries and total compensation should be competitive for retention purposes.


3. Stock option re-pricing

The Corporation's employee stock plans do not allow for option re-pricing without stockholder approval, except in the limited context of the replacement and conversion of options in mergers and acquisitions.

4. Auditor rotation

The Audit Committee requires that the External Auditor rotate the lead (or coordinating) audit partner having primary responsibility for the Corporation's audit, and the audit partner responsible for reviewing that audit, so that neither individual performs audit services for the Corporation for more than five consecutive fiscal years, in compliance with the requirements of the Securities and Exchange Act.

5. Stockholder rights plan (poison pill)

The Corporation does not currently have in place any stockholders rights plan (also known as a "poison pill"). The Board believes that it is appropriate to seek stockholder approval for the adoption of any poison pill. The Board may, in exercising its fiduciary responsibilities under the circumstances, approve the adoption of a poison pill before obtaining stockholder approval, subject to the determination by a majority of the independent directors that such adoption would be in the best interests of the Corporation's stockholders in order to avoid the delay reasonably anticipated to obtain stockholder approval. The Corporation would seek stockholder approval at the next annual meeting for any poison pill adopted by the Board.

6. Stockholder voting


     (a)  Voting rights

     All stockholders within a class have the same voting rights and are entitled to one vote per share on all matters that are brought to a vote of stockholders.


     (b)  Confidential voting

     The Corporation provides confidential and independent tabulation of votes, for the election of Directors and for all other matters voted on by its stockholders.


     (c)  Measures receiving majority vote

     The Board believes that when a proposal is approved by a vote of stockholders, the proposal should either be implemented by the Board or the proxy statement for the next annual meeting should contain an explanation of the Board's reasons for not implementing the proposal.


7. No loans to directors or executive officers

The Corporation has not made loans to its Directors or executive officers and such loans are contrary to the Corporation's Code of Ethics and Business Conduct Policy.

8. Diversity

The Board believes that its performance can be enhanced by Directors with diverse talents, backgrounds, and perspectives, including men and women of different ages, races and ethnic backgrounds. Likewise, the Board believes that Corporation's stockholders are well served when the Corporation provides equal opportunities to employees from diverse backgrounds. The Corporation endorses the same equal opportunity and non-discrimination practices globally.

9. Other stakeholders and constituencies

The Board believes that the paramount duty of management and of the Board is owed to the Corporation's stockholders. The interests of other stakeholders, such as employees, customers, suppliers, creditors, local communities, and the public at large, are relevant but ancillary to the duty to the Corporation's stockholders. The Board believes that the Corporation's stockholders are well served when the Corporation treats employees fairly and respectfully, meets its commitments to customers, suppliers and creditors, and demonstrates a strong sense of civic responsibility and corporate citizenship. Employees are actively involved in supporting human services and civic organizations throughout our communities.

10. Policy administration

This statement of Miscellaneous Governance Policies supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Miscellaneous Governance Policies is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

                                   APPENDIX K

                    Attorney "Up-the-Ladder" Reporting Policy
                         Adopted as of February 8, 2006


Compliance Statement

Attorneys representing the Company owe professional and ethical duties to the organization itself, rather than to individuals within the organization. Digital Fusion takes seriously any evidence of potential wrongdoing at the Company, and wants to identify to senior management or the Board of Directors any matters that may require their further attention. The Company also wants to facilitate compliance by its Attorneys with their ethical obligations. To support those objectives, the Company has adopted this Attorney "Up-the-Ladder" Reporting Policy and the associated Reporting Procedures (collectively the "Policy").

Definitions

Capitalized terms used in this Policy have the meanings attributed to them in the attached Glossary.

Regulatory Overview

As required by Section 307 of the Sarbanes-Oxley Act of 2002, the SEC issued in the 205 Regulations new standards of conduct for Attorneys. The 205 Regulations apply to Attorneys who are Appearing and Practicing before the SEC in the representation of the Company. In summary, the 205 Regulations require Covered Attorneys to report "up the ladder" within the Company any Credible Evidence of a Reportable Event ("CERE") involving the Company, its directors, officers, employees or agents. The 205 Regulations require the recipient of an Escalated Report to provide an Appropriate Response to the Submitting Attorney, subject to certain exceptions.

Application of Policy to Company Attorneys

All Company Attorneys must review and understand this Policy. Any questions about compliance with this Policy or the 205 Regulations should be discussed with the Compliance Counselor.

This Policy applies to all Company Attorneys. The Reporting Procedures and the 205 Regulations apply to every Company Attorney who acts as a Covered Attorney on behalf of Digital Fusion, Inc. or any of its subsidiaries or affiliates. It applies to Covered Attorneys who are employed by the Company, whether or not they are assigned to the centralized legal department.

Mandatory Compliance

Each Company Attorney who is a Covered Attorney shall comply with the requirements of the 205 Regulations and this Policy, except as otherwise required by law. Company Attorneys who are Covered Attorneys shall be subject to disciplinary action, up to and including termination, for failing to comply with the 205 Regulations and this Policy.

No Retaliation

This Policy is not intended to foreclose any Subordinate Attorney from making any reports that may be required under the 205 Regulations or that the Subordinate Attorney otherwise deems necessary. Good faith compliance by a Company Attorney with this Policy and the 205 Regulations will not, in and of itself, result in any disciplinary action or retaliation against such Company Attorney. Any employee that retaliates against a Company Attorney for good faith compliance with this Policy and the 205 Regulations shall be subject to disciplinary action up to and including termination. An Attorney who believes he or she was subjected to retaliation for good faith compliance with this Policy and the 205 Regulations may so inform the Committee.

Application of Policy to Outside Counsel

All Outside Counsel should review and understand this Policy. Any questions about compliance with this Policy or the 205 Regulations may be discussed with the Compliance Counselor. The Company will apply this Policy as part of its Policy Statement for Outside Counsel. This Policy and the 205 Regulations apply to every Outside Counsel who acts as a Covered Attorney on behalf of Digital Fusion, Inc. or any of its subsidiaries or affiliates. Each of the Company's outside law firms should acknowledge that it and its Covered Attorneys will comply with the terms of this Policy and the requirements of the 205 Regulations that are applicable in their representation of the Company.

Reporting Procedures

To comply with the reporting requirements of this Policy and the 205 Regulations, Company Attorneys who are Covered Attorneys should report CERE under the Reporting Procedures in this Policy rather than under the reporting procedures in the Company's Code of Ethics and Business Conduct Policy. In general, by making a CERE Report to his or her Supervisory Attorney pursuant to Paragraph 1.1 of the Reporting Procedures, a Subordinate Attorney discharges his or her obligations under this Policy and the 205 Regulations.

Each of the Company's outside law firms should appoint an engagement partner in consultation with a Company Attorney. Except as otherwise required by law, the engagement partner should be responsible for making to the CLO any CERE Reports or Escalated Reports from Outside Counsel at the firm which are required under this Policy or the 205 Regulations.

Form of Report

Rule 2(n) of the 205 Regulations permits a report to be made in person, by telephone, by e-mail, electronically or in writing. Attorneys should consider and discuss with the Compliance Counselor the implications for the protection of any legal privilege of making a report by e-mail, electronically or in writing. Oral reports may be preferable in many cases. If an Attorney determines that it is appropriate to make a CERE Report in writing, he or she may refer to the attached Sample Form of Written CERE Report.

Investigative Counsel

The CLO or the Committee may engage counsel from time to time to investigate CERE or to assert a colorable defense in a proceeding related to CERE. This Policy is not intended to require such investigative counsel to issue CERE Reports or Escalated Reports on matters within the scope of the investigation or defense of CERE, except as required by Rule 3(b)(6) of the 205 Regulations. In that event, this Policy requires that such investigative counsel comply with the reporting requirements of this Policy and the 205 Regulations.

Training

The Company will make copies of this Policy available to all Company Attorneys via its Intranet or otherwise. The Company has provided training to Company Attorneys, and will from time to time provide training to Company Attorneys, about the requirements of the Policy and the 205 Regulations.

205 Regulations

All Attorneys are encouraged to read the 205 Regulations and the associated SEC rulemaking in their entireties. http://www.sec.gov/rules/final/33-8185.htm

Compliance Counselor

Each Company Attorney is encouraged to consult with the Compliance Counselor to develop a better understanding of the requirements of this Policy and the 205 Regulations, and to obtain advice and counsel on whether a Company Attorney is a Covered Attorney, whether CERE exists, and the appropriate Reporting Procedures. If as part of such consultation the Compliance Counselor determines that evidence discussed in such consultations is CERE, this Policy and the 205 Regulations may require both the Compliance Counselor and the other Company Attorney, jointly or separately, to comply with the Reporting Procedures.


Record-keeping

The CLO shall cause to be maintained by the Compliance Office a Report Log recording the receipt and disposition of each CERE Report, Escalated Report and Designated Report. The CLO shall maintain a copy of each Designated Report for such period as the CLO deems appropriate.

Policy Maintenance and Amendment

This Policy is published by, and will be maintained by, the Corporate Secretary of Digital Fusion, acting as Chief Compliance Officer for the Company. This Policy may be amended from time to time in the discretion of the General Counsel.

Interpretation

This Policy is intended to provide a Reporting Process for events that are subject to the reporting obligations under the 205 Regulations. No element of this Policy, however, is intended to bind the Company, its CLO, the Compliance Counselor or any other Covered Attorney to any particular interpretation of or commitment under the 205 Regulations.

Privilege

All communications under this Policy are intended to assist the CLO and Company Attorneys in delivering legal services to the Company, and to assist the Company in receiving legal services from Covered Attorneys and in understanding its legal rights and obligations. The Company, and its officers, management and employees (including Company Attorneys) do not intend this Policy or any communications under this Policy or the 205 Regulations to waive any legal privilege that may be applicable, under state law or otherwise. The Company considers all such communications to be privileged and specifically asserts the application of privilege for such communications. Company Attorneys must not disclose any communications under this Policy or the 205 Regulations or take other action that breaches Company confidentiality policies or that might be viewed as a waiver of any legal privilege that may be applicable, under state law or otherwise, except as specifically permitted under ethical canons.

REPORTING PROCEDURES
--------------------

1. CERE Report Submission
Each Company Attorney is encouraged to consult with the Compliance Counselor to develop a better understanding of the requirements of this Policy, and to obtain advice and counsel on whether a Company Attorney is a Covered Attorney, whether CERE exists, and the appropriate Reporting Procedures. In all events, if a Subordinate Attorney becomes aware of a Credible Evidence of a Reportable Event, then she or he must promptly make a CERE Report as described in Paragraph 1.1.

     1.1. Reports by Subordinate Attorneys
     The Subordinate Attorney shall make the CERE Report directly to his or her Supervisory Attorney, except as provided below in Paragraphs 1.2 through
     1.5. Under Rule 5(c) of the 205 Regulations, a Subordinate Attorney who submits a CERE Report pursuant to this Paragraph 1.1 has discharged his or her obligations under this Policy and the 205 Regulations.

     1.2. Direct Report to CLO
     If a Subordinate Attorney reasonably believes that it would be futile to make a CERE Report to his or her Supervisory Attorney, then the Subordinate Attorney shall designate the CERE Report as an Escalated Report under this Policy and make it directly to the CLO (in which case the Subordinate Attorney is deemed to be the Submitting Attorney under Paragraph 3.1, and Paragraphs 4 through 7).

     1.3. Escalated Report to CLO
     If a Subordinate Attorney reasonably believes that the Supervisory Attorney has not responded to the submission of a CERE Report within a reasonable time, then the Subordinate Attorney may make the CERE Report directly to the CLO (in which case the Subordinate Attorney is deemed to be the Submitting Attorney under Paragraph 3.1, and Paragraphs 4 through 7).

     1.4. Direct Report to Committee
     If a Subordinate Attorney reasonably believes that it would be futile to make an Escalated Report to both the Supervisory Attorney and CLO, then the Subordinate Attorney may instead make the Escalated Report directly to the Committee (in which case the Subordinate Attorney is deemed to be the Submitting Attorney under Paragraph 3.2, and Paragraphs 4 through 7), but the Subordinate Attorney must make the Escalated Report to either the CLO or the Committee.

     1.5. Escalated Report to Committee
     If a Subordinate Attorney reasonably believes that the CLO has not with a reasonable time (a) responded to the submission of an Escalated Report or
     (b) provided an Appropriate Response, then the Subordinate Attorney may make the Escalated Report directly to the Committee (in which case the Subordinate Attorney is deemed to be the Submitting Attorney under Paragraph 3.3, and Paragraphs 4 through 7).

2. Response to CERE Report
A Supervisory Attorney receiving a CERE Report from a Subordinate Attorney shall promptly cause the receipt of the CERE Report to be recorded in the Report Log and shall promptly review such CERE Report to determine whether it should be treated as an Escalated Report.

     2.1. Escalated Report Determination
     If the Supervising Attorney determines that a CERE Report received from a Subordinate Attorney should be treated as an Escalated Report, then he or she shall promptly designate such CERE Report as an Escalated Report, inform the Subordinate Attorney, and make the Escalated Report pursuant to Paragraph 3.1,and cause the Report Log to be appropriately updated.

     2.2. Alternative Response to CERE Report
     If the Supervising Attorney determines that a CERE Report received from a Subordinate Attorney should not be treated as an Escalated Report, then he or she shall promptly provide the Subordinate Attorney an explanation of the reasons for that determination, and cause the Report Log to be appropriately updated.

3. Escalated Report Submission
If a Supervisory Attorney reasonably believes she or he has Credible Evidence of a Reportable Event, other than as a result of a determination under Paragraph
2.1 , then she or he shall promptly make a CERE Report that is designated as an Escalated Report pursuant to Paragraph 3.1, and cause the Report Log to be appropriately updated. A Supervisory Attorney who has made the determination described in Paragraph 2.1 as to a CERE Report from a Subordinate Attorney shall take the steps described in Paragraph 2.1.

     3.1. Escalated Report to CLO
     The Submitting Attorney shall promptly make each Escalated Report directly to the CLO, except as provided in Paragraph 3.2 or 3.3, and cause the Report Log to be appropriately updated.

     3.2. Direct Report to Committee
     If a Submitting Attorney reasonably believes that it would be futile to make an Escalated Report to the CLO, then the Submitting Attorney may instead make the Escalated Report directly to the Committee, but must make the Escalated Report to either the CLO or the Committee.

     3.3. Escalated Report to Committee
     If a Submitting Attorney reasonably believes that the CLO has not with a reasonable time (i) responded to the submission of an Escalated Report and
     (ii) provided an Appropriate Response, then the Submitting Attorney shall make the Escalated Report directly to the Committee.

4. CLO Response to Escalated Report
Promptly after receiving an Escalated Report, the CLO shall record the receipt of the Escalated Report in the Report Log.

     4.1. Investigation of Designated Report
     Promptly after receiving an Escalated Report, the CLO shall cause to be conducted such inquiry as the CLO reasonably believes is appropriate to determine if the Escalated Report should be deemed a Designated Report, which may include the use of Outside Counsel as investigative counsel. If the Committee qualifies as a QLCC, the CLO may instead refer the Escalated Report directly to the Committee for investigation.

     4.2. Designated Report Determination
     If the CLO reasonably believes that an Escalated Report should be treated as a Designated Report, then the CLO shall promptly inform the Submitting Attorney and cause the Report Log to be appropriately updated.

     4.3. Appropriate Response to Designated Report
     The CLO shall, within a reasonable time after determining that an Escalated Report should be treated as a Designated Report, take all reasonable steps to cause the Company to adopt an Appropriate Response, inform the Submitting Attorney of the steps being taken, and cause the Report Log to be appropriately updated.

     4.4. Alternative Response to Escalated Report
     If the CLO reasonably believes that an Escalated Report should not be treated as a Designated Report, then the CLO shall promptly provide the Submitting Attorney an explanation of the basis for that determination, and cause the Report Log to be appropriately updated.

5. Up-the-Ladder Reporting
If a Submitting Attorney reasonably believes that the CLO has not within a reasonable time (a) responded to the submission of an Escalated Report or (b) provided an Appropriate Response to a Designated Report, then the Submitting Attorney shall deliver the Escalated Report or Designated Report directly to the Committee.

6. Committee Response to Escalated Report

     6.1. Investigation of Designated Report
     Promptly after receiving an Escalated Report, the Committee shall cause to be conducted any inquiry that it deems appropriate, which may include the use of Outside Counsel as investigative counsel.

     6.2. Designated Report Determination
     If the Committee reasonably believes that an Escalated Report should be treated as a Designated Report, then the Committee shall promptly inform the CLO and the Submitting Attorney. The CLO shall cause the Report Log to be appropriately updated.

     6.3. Appropriate Response to Designated Report
     The Committee shall, within a reasonable time after determining that an Escalated Report should be treated as a Designated Report, take all reasonable steps to cause the Company to adopt an Appropriate Response, and inform the CLO and the Submitting Attorney of the steps being taken. The CLO shall cause the Report Log to be appropriately updated.

     6.4. Alternative Response to Escalated Report
     If the Committee reasonably believes that an Escalated Report should not be treated as a Designated Report, then the Committee shall promptly provide the CLO and the Submitting Attorney an explanation of the reasons for that determination. The CLO shall cause the Report Log to be appropriately updated.

7. Follow-Up Action by Attorney

     7.1. Timely Appropriate Response
     If a Submitting Attorney reasonably believes that the CLO or Committee has provided a timely Appropriate Response, no further action is required under this Policy or the 205 Regulations.

     7.2. No Timely Appropriate Response

          7.2.1. Subordinate Attorney
          If a Subordinate Attorney reasonably believes that the CLO or Committee has not with a reasonable time (a) responded to the submission of an Escalated Report or (b) provided an Appropriate Response to a Designated Report, then the Subordinate Attorney may so inform the CLO, CEO and Committee and provide an explanation of the reasons for that determination.

          7.2.2. Submitting Attorney
          If a Submitting Attorney reasonably believes that the CLO or Committee has not with a reasonable time (a) responded to the submission of an Escalated Report or (b) provided an Appropriate Response to a Designated Report, then the Submitting Attorney shall so inform the CLO, CEO and Committee and provide an explanation of the reasons for that determination.

                                    GLOSSARY


"205 Regulations" means the "Standards of Professional Conduct for Attorneys Appearing and Practicing Before the Commission in the Representation of an Issuer" codified at 17 CFR ss.205.100, et seq.

"Appearing and Practicing" has the meaning ascribed to that term in Rule 2(a) of the 205 Regulations.

"Appropriate Response" has the meaning ascribed to that term in Rule 2(b) of the 205 Regulations. In summary, an Appropriate Response is a response that leads a Submitting Attorney reasonably to believe: (1) that no Reportable Event exists;
(2) that the Company has adopted appropriate remedial measures to address the Reportable Event; or (3) that the Company, with the consent of the Committee, has directed an attorney to review the CERE and has either (a) substantially implemented any remedial recommendations made by the attorney or (b) has been advised that the attorney may assert a "colorable defense" on behalf of the Company in a proceeding relating to the CERE.

"Attorney" has the meaning ascribed to that term in Rule 2(c) of the 205 Regulations. In general, the term includes individuals holding themselves out as qualified to practice law in any jurisdiction as an attorney, solicitor, barrister or otherwise.

"CEO" means the Chief Executive Officer of Digital Fusion.

"CERE" means Credible Evidence of a Reportable Event requiring a report be made under the 205 Regulations.

"CERE Report" means a report of CERE. Rule 2(n) of the 205 Regulations permits a report to be made in person, by telephone, by e-mail, electronically or in writing. Attorneys should consider and discuss with the Compliance Counselor the implications for the protection of any legal privilege of making a report by e-mail, electronically or in writing. Oral reports may be preferable in many cases. If an Attorney determines that it is appropriate to make a CERE Report in writing, he or she may refer to the attached Sample Form of Written CERE Report.

"CLO" means the General Counsel for Digital Fusion, Inc., unless Covered Attorneys are informed that another attorney has been designated as Chief Legal Officer or CLO. Whenever the Reporting Procedures describe delivery of a report to the CLO, the Submitting Attorney optionally may provide an additional copy of the report to the CEO.

"Committee" means (a) any Qualified Legal Compliance Committee ("QLCC") that is so designated by the Board of Directors of Digital Fusion and that meets the requirements of Rule 2(k) of the 205 Regulations, or (b) if no such committee is designated, the Audit Committee of the Board of Directors of Digital Fusion. A QLCC had not been established for the Company as of the publication date of this Policy. A report made to the Committee Chairman shall be deemed to be a report to the Committee.

"Company" means Digital Fusion and each of its subsidiaries and affiliates that are within the scope of the 205 Regulations.

"Company Attorney" means an employee of the Company who represents the Company as an Attorney, whether or not assigned to the centralized legal department.

"Compliance  Counselor" means the Corporate  Secretary of Digital Fusion,  Inc.,
unless  Covered  Attorneys  are  informed  that  another   individual  has  been
designated as the Compliance Counselor.

"Compliance Office" means the office of the Corporate Secretary of Digital Fusion and the individual employees of the Company who are responsible for administration of the Digital Fusion Business Ethics Policy and corporate compliance matters.

"Covered Attorney" means each Company Attorney and Outside Counsel who is Appearing and Practicing before the SEC in his or her representation of the Company, within the meaning of the 205 Regulations. Each Company Attorney should assume that he or she is subject to the reporting requirements of this Policy and the 205 Regulations unless otherwise advised in writing by the Compliance Counselor. Attorneys who represent the Company outside of the United States may be exempted under Rule 2(j) of the 205 Regulations. Such foreign Attorneys generally will not be Covered Attorneys unless they provide advice regarding US law without consulting US counsel.

"Credible Evidence" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent Attorney not to conclude that it is reasonably likely that a Reportable Event has occurred, is ongoing, or is about to occur, as contemplated by Rule 2(e) of the 205 Regulations.

"Designated Report" means an Escalated Report as to which the CLO or Committee determines, after such inquiry into the CERE as the CLO or Committee reasonably believes is appropriate, that a Reportable Event has occurred, is occurring or is about to occur and that an Appropriate Response is required.

"Escalated Report" means a CERE Report that is submitted to the CLO or Committee.

"Material" has the meaning attributed to that term under the 205 Regulations, as determined by the CLO or Committee.

"Outside Counsel" means an Attorney who is not a Company Attorney, while such Attorney engaged in performing legal services for the Company.

"Report Log" means a written record indicating: (1) the name of the Subordinate Attorney or Submitting Attorney making a CERE Report or Escalated Report; (2) the date of the report, (3) the name of each person receiving the report, (4) the date of receipt by each such person, (5) the manner in which the report by handled by the recipient, (6) the date of disposition of the report.

"Reportable Event" means any of the events described in Rule 2(i) of the 205 Regulations, including (1) a Material violation of an applicable United States federal or state securities law, (2) a Material breach of fiduciary duty arising under United States federal or state law or (3) a similar Material violation of any United States federal or state law; in each case by the Company or any officer, director, employee or agent of the Company.

"Digital Fusion" means Digital Fusion, Inc.

"SEC" means the United States Securities and Exchange Commission.

"Submitting Attorney" means an Attorney submitting an Escalated Report. Under the process provided for in this Policy, the Submitting Attorney shall ordinarily be a Supervisory Attorney. If a Subordinate Attorney delivers a n Escalated Report directly to the CLO or Committee, as permitted or required by Paragraphs 1.2 through 1.5 of the Reporting Procedures or by the 205 Regulations, then that Subordinate Attorney shall be deemed a Submitting Attorney as to that report for purposes of the this Policy and Reporting Procedures.

"Subordinate Attorney" has the meaning attributed to that term in Rule 5(a) of the 205 Regulations. In summary, the term includes any Covered Attorney who is not a Supervisory Attorney.

"Supervisory Attorney" has the meaning attributed to that term in Rule 4(a) of the 205 Regulations. Company Attorneys who are direct subordinates of the CLO for purposes of reporting significant legal matters will generally be considered to be Supervisory Attorneys under this Policy, even if they are not direct subordinates of the CLO for other management purposes. A Company Attorney who is not a direct subordinate to the CLO should treat as his or her Supervisory Attorney the Company Attorney who is his or her principal supervisor for management purposes. A Company Attorney that is supervising or directing the work of Outside Counsel may be a Supervisory Attorney as to such Outside Counsel.

     Rule 2(n) of the 205 Regulations permits a report to be made in person, by telephone, by e-mail, electronically or in writing. Attorneys should discuss with the Compliance Counselor the implications of providing a report in a format that may be subject to discovery.

                                   APPENDIX L

                        Policy Administration Guidelines

1. Scope of corporate governance policy
The Corporate Governance Policy includes the following documents:

o    Corporate Governance Guidelines

o    Board Administration Guidelines

o    Committee Administration Guidelines


          Audit Committee


          Charter
          o    Key Tasks and Practices
          o    Administration Guidelines
          o    Auditor Services Pre-Approval Policy

          Compensation Committee
          o    Charter
          o    Key Tasks and Practices
          o    Administration Guidelines

          Governance and Nominating Committee
          o    Charter
          o    Key Tasks and Practices
          o    Administration Guidelines
          o    Director Nomination Process

          Executive Committee
          o    Charter
          o    Key Tasks and Practices
          o    Administration Guidelines

o    Guidelines for Communicating with Directors

o    Code of Ethics and Business Conduct Policy

o    Attorney Up-the-ladder Reporting Policy

o    Miscellaneous Governance Policies

o    Policy Administration Guidelines


2. Amendment of corporate governance policy
The Board of Directors of Digital Fusion, Inc. (the "Corporation") may supplement, amend or terminate this Corporate Governance Policy at any time in its discretion and with immediate effect. The Board of Directors will disclose any material changes to stockholders.

3. Periodic review of corporate governance policy
The Governance and Nominating Committee will consider at least annually the adequacy of this policy and will recommend, from time to time, any appropriate changes to the Board of Directors.

4. Effect of corporate governance policy
The principles, policies and procedures described in the Corporate Governance Policy are set forth as guidelines. These principles, policies and procedures are subject and subordinate to the requirements of U.S. Federal, Delaware and other applicable laws and to the Corporation's Certificate of Incorporation and Bylaws. The Corporate Governance Policy does not, and the principles, policies and procedures described therein do not, constitute requirements or legally binding obligations, and they do not confer enforceable rights on stockholders or any other persons. Notwithstanding anything to the contrary in the Corporate Governance Policy, nothing in the policy is intended to limit in any way whatsoever the right or ability of the Board of Directors to act in its sole discretion, and consistent with its fiduciary responsibilities, in conducting, managing and overseeing the affairs of the Corporation and its subsidiaries.

5. Policy administration
This statement of Policy Administration Guidelines supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Policy Administration Guidelines is part of the Corporate Governance Policy.

                                   APPENDIX M

                           Director Nomination Process
                (as amended and restated as of February 8, 2006)

1. Purpose of Director Nomination Process

The Board of Directors (the "Board") of Digital Fusion, Inc. (the "Corporation") has adopted this statement of its Director Nomination Process as part of its comprehensive Corporate Governance Policy, in order to disclose to the
Corporation's stockholders, and to other interested stakeholders and constituencies, the process by which the Governance and Nominating Committee of the Board (the "Committee") identifies, evaluates, selects, and nominates candidates to serve as Directors of the Corporation.

2. Application of process

The Committee follows this Director Nomination Process if a vacancy on the Board is anticipated or otherwise occurs, or if the Committee receives an unsolicited nomination, recommendation or offer for a director candidate.

3. Succession planning

The Committee assesses whether any vacancies on the Board are expected or have occurred due to newly-created directorships resulting from any increase in the authorized number of directors, or due to a Director's death, resignation, retirement, disqualification, removal from office or other cause. Depending on the circumstances, the Committee endeavors to identify in advance one or more candidates who may fill those expected vacancies. The Committee develops the criteria to be applied in identifying candidates, based upon the considerations described in Section 7 below.

4. Identification of candidates

The Committee considers director candidates identified by various sources. For example, director candidates come to the attention of the Committee through current Directors, stockholder nominations or recommendations, individuals offering to serve, and third party recommendations.

     (a)  Stockholder nominations

     Director nominations by a stockholder or group of stockholders for consideration by the Corporation's stockholders at the Corporation's annual meeting of stockholders, or at a special meeting of the Corporation's stockholders that includes on its agenda the election of one or more directors, may be made pursuant to the Corporation's Bylaws or as otherwise provided by law. Nominations pursuant to the Bylaws are made by delivering to the Corporation's Secretary, within the time frame described in the Bylaws, all of the materials and information that the Bylaws require for director nominations by stockholders.


     (b) Unsolicited offers and recommendations

     The Committee may consider, in its discretion, unsolicited written offers by individuals seeking to serve as a director, and unsolicited written recommendations of director candidates from the Corporation's stockholders (or other security holders) or third parties. Unsolicited offers and recommendations relating to director candidates should be sent via pre-paid mail or courier to:


     Governance and Nominating Committee
     c/o Corporate Secretary
     Digital Fusion, Inc.
     4940-A Corporate Drive
     Huntsville, AL 35805

     or via e-mail to CorporateSecretary@digitalfusion.com. The Corporate Secretary forwards unsolicited offers and recommendations relating to director candidates to the Chairman of the Committee for a determination of whether they warrant further evaluation or consideration by the full Committee.

     (c)  Candidate search by Committee

     The Committee may conduct a search for director candidates in any manner that it deems appropriate in its discretion, including hiring third parties that may be paid by the Committee to assist it in identifying or evaluating candidates.

5. Filling vacancies

Pursuant to the Corporation's Bylaws, and unless the Board otherwise determines, vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, will be filled by candidates approved by the affirmative vote of a majority of the remaining Directors on the Board. The foregoing sentence is subject to the rights that the holders of any series of preferred stock or any other series or class of stock that may be issued, as set forth in the Certificate of Incorporation, may have to elect additional directors under specified circumstances.

6. Candidate evaluation

A candidate  is  evaluated  by the  Committee  (including  any  subcommittee  of
independent   Directors   that  might  be  created  for  this  purpose)   before
recommending the candidate to the full Board for nomination or election.

     (a)  Published criteria

     The evaluation process includes a determination whether the candidate meets the written criteria established by the Board in its Corporate Governance Guidelines for qualification as a director and as a member of the Board's committees, and the qualifications described in Section 7 below.


     (b)  Additional criteria

     The Committee may also apply in its evaluation, at its discretion, any objective or subjective criteria that it develops related to specific skills, experience, qualities or characteristics that are being sought by the Board in candidates at the time, including criteria and considerations such as those described in Section 7 below.


     (c)  Background checks

     The evaluation of any particular candidate may include, in the Committee's discretion: reviewing the candidate's resume, curriculum vitae and other biographical information; confirming the candidate's qualifications, including verifying school and employment records; interviewing references; and conducting psychological, financial, legal and other background investigations.


     (d)  Candidate interviews

     The evaluation of any particular candidate may include, in the Committee's discretion, personal interviews with various members of the Committee and with executive management personnel of the Corporation.







7. Evaluation considerations


     (a)  Required qualifications of all candidates

     The Committee believes the following qualifications are required for a candidate to be selected as a Director:

     o    Integrity

     o Ability to objectively analyze complex business problems and develop creative solutions


     o Availability to fulfill the commitment to participate fully in Board activities and fulfill the responsibilities of a Director, including attendance at, and active participation in, meetings of the Board and its committees


     o    Ability to work well with the other Directors


     o    Financial   sophistication,   including  the  ability  to  qualify  as
          "financially literate" under the New York Stock Exchange's corporate governance listing standards.


     (b)  Skills and qualities considerations

     The Committee believes the following criteria should be met by one or more Directors and it may consider the following criteria (among other criteria) in evaluating director candidates:

     o The candidate's ability to qualify as an "audit committee financial expert" under the rules of the Securities and Exchange Commission.


     (c)  Additional considerations

     The Committee may consider the following criteria (among other criteria) in evaluating director candidates:

     o    The extent to which the candidate possesses  pertinent  technological,
          political,   business,  financial  or  social/cultural  expertise  and
          experience;


     o The extent of the candidate's commitment to increasing stockholder value;


     o    The  candidate's  achievement  in  education,   career  and  community
          relative to other candidates;


     o The candidate's past or current service on boards of directors of public or private companies, charitable organizations, and community organizations;


     o The extent of the candidate's familiarity with issues affecting the Corporation's businesses;


     o    The  candidate's  ability  to  meet  the  independence   criteria  for
          directors  established  in  the  Corporation's   Corporate  Governance
          Guidelines;


     o The length of time before the candidate would be required to submit a resignation under the Corporation's director retirement policy;


     o The candidate's contribution to the Board's desired diversity and balance (diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds and other differentiating characteristics);


     o The extent of the candidate's present or past experience at the CEO, CFO, COO or similar level of management;


     o    The  extent  of  the   candidate's   experience   at  a  strategy-  or
          policy-setting level in business, government, education, technology or public interest organizations;

     o The extent of the candidate's general understanding of elements relevant to the success of a publicly-traded company;


     o The candidate's willingness and ability to make the investment in the Corporation's stock in the amount and within the timeframe specified in the Corporation's Miscellaneous Governance Policies;


     o The extent to which the candidate demonstrates a long-term and strategic perspective;


     o    The  geographic  location  of  the  candidate's   principal  place  of
          residence or occupation; and


     o    The  candidate's   ability  to  advance   constructive  debate  and  a
          collaborative culture.


8. Selection process

The Committee considers qualified candidates based on all of the information obtained in the evaluation process. The Committee may develop a matrix or other tool to aid it in selecting a candidate based on the candidates' attributes, the mix of attributes of the existing Directors, and the attributes being sought. Following a discussion of the candidate's attributes, and taking into consideration the information gathered in the evaluation process and the needs of the Board and the Corporation at the time, the Committee recommends potential director nominees to the full Board. Final selection of a candidate is determined by the full Board.

9. Policy administration

This statement of Director Nomination Process supersedes any and all previously adopted or published statements of the Corporation's guidelines, policies and procedures regarding any of the matters or topics described herein. This statement of Director Nomination Process is part of the Corporate Governance Policy and is subject and subordinate to the Policy Administration Guidelines of that policy.

APPENDIX N
                              AMENDED AND RESTATED
                 2005 DIGITAL FUSION, INC. EQUITY INCENTIVE PLAN


1. Purpose.

     The purposes of the Amended and Restated 2005 Digital Fusion, Inc. Equity Incentive Plan (the "Plan") are to advance the interests of Digital Fusion, Inc. ("Digital Fusion") and its stockholders by providing incentives and rewards to those individuals who are in a position to contribute to the long-term growth and profitability of Digital Fusion and any present or future Subsidiaries and affiliates of Digital Fusion (collectively, the "Company"); to assist Digital Fusion in attracting, retaining and motivating highly qualified employees for the successful conduct of their business; and to make Digital Fusion's compensation program competitive with those of other similar employers; that is designated by the Board as a participating employee under the Plan; provided, however, that Digital Fusion directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of capital stock of such entity or at least a twenty percent (20%) equity ownership interest in such entity.

2. Definitions.

                  2.1 "Award" means an award or grant of either a Restricted Stock Grant or Stock Option to be made to a Participant under the Plan.

                  2.2 "Award Date" means the date that an Award is made, as specified in a Stock Option Agreement or a Restricted Stock Grant Agreement.

                  2.3 "Board" means the Board of Directors of Digital Fusion.

                  2.4 A "Change in Ownership or Effective Control" shall be deemed to occur in the event that any of the following circumstances have occurred:

                           (a) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (i) becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of Digital Fusion's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of Digital Fusion (hereinafter referred to as the "Board") or (ii) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of Digital Fusion, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of Digital Fusion or for any other matter or question.

                           (b) During any period of 24 consecutive months (not including any period prior to the adoption of this section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who at the beginning of such consecutive 24 month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by Digital Fusion's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were Present Directors or New Directors.

                           (c) Consummation of (i) any consolidation or merger of Digital Fusion in which Digital Fusion is not the continuing or surviving Company or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of Digital Fusion in which the holders of Stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving Company immediately after the merger or
                           (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Digital Fusion; provided that, the divestiture of less than substantially all of the assets of Digital Fusion in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Ownership or Effective Control.

     Notwithstanding anything herein to the contrary, in the event the aforementioned definition should conflict with the definition of a "change in ownership or effective control" as such term is defined in Code Section 409A and the regulations promulgated thereunder, as amended, then such definition shall be amended in all respects to conform with the requirements of Code Section 409A and the regulations promulgated thereunder, the provisions of which shall be incorporated herein by reference thereto.

     For purposes of this Section 2.5, the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

                  2.5 "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

                  2.6 "Committee" means the members of the Board appointed by the Board to administer the Plan pursuant to Section 4, or if no such Committee is appointed, the full Board.

                  2.7 "Disability" means that a Participant has met one of the following requirements:

                  (a) The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

                  (b) The Participant is, by reason of any medically determinable physical or mental impairment than can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering the Employees of Digital Fusion or a Subsidiary, as the case may be.

                  2.8 "Employee" means all employees of Digital Fusion and its Subsidiaries, including officers of Digital Fusion and its Subsidiaries, as well as officers of Digital Fusion and its Subsidiaries who are also directors of Digital Fusion or one or more of its Subsidiaries.

                  2.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.10 "Fair Market Value" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulation issued thereunder, means, as of any date, the mean of the high and low prices reported per share of Stock on the applicable date (a) as reported by the principal national securities exchange in the United States on which the Stock is then traded; (b) if not traded on any such national securities exchange, as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, the "Nasdaq Markets") (or, if the Stock has not been reported or quoted on such date, on the first day prior thereto on which the Stock was reported or traded); or (c) if the Stock is not listed on an established stock exchange but is instead traded over-the-counter, as reported by the National Association of Securities Dealers, Inc. If the Stock is not readily tradable on a national securities exchange, a Nasdaq Market, or the over-the-counter market, its Fair Market Value shall be delivered in good faith by the Committee.

                  2.11 "Incentive Stock Option" or "ISO" means any Stock Option granted pursuant to this Plan which is designated in an Award Agreement as such by the Committee and which complies with Section 422 of the Code.

                  2.12 "Non-Qualified Stock Option" means any Stock Option granted pursuant to this Plan which is not an Incentive Stock Option.

                  2.13 "Option Price" means the purchase price of one share of Stock under a Stock Option.

                  2.14 "Settlement Date" means, with respect to any Stock Option that has been exercised in whole or in part, the date or dates upon which shares of Stock are to be delivered to the Participant and the Option Price therefor paid.

                  2.15 "Stock" means the Common Stock, par value $.01 per share, of Digital Fusion.

                  2.16 "Restricted Stock Grant" means a grant of one or more shares of Stock awarded under the Plan that is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service or achievement of performance or other objectives, as determined by the Committee.

                  2.17 "Restricted Stock Grant Agreement" means the agreement between Digital Fusion and the recipient of a Restricted Stock Grant that contains the terms, conditions and restrictions pertaining to such Restricted Stock Grant.

                  2.18 "Stock Option" or "Option" means either an Incentive Stock Option or Non-Qualified Stock Option that entitles a Participant to purchase a share of Stock.

                  2.19 "Stock Option Agreement" means the agreement between Digital Fusion and the recipient of a Stock Option that contains the terms, conditions and restrictions pertaining to such Stock Option.

                  2.20 "Subsidiary" means any entity (other than Digital Fusion) in an unbroken chain of entities beginning with Digital Fusion if each of such entities (other than the last entity in the unbroken chain) own equity interests possessing fifty percent (50%) or more of the total combined voting power of all classes of equity in one of the other entities in the chain.

3. Participation.

         The participants in the Plan ("Participants") shall be (a) all employees of the Company, (b) directors of the Company and (c) such other persons or entities which provide services to the Company which are selected to participate in the Plan by the Committee.

4. Administration.

         The Plan shall be administered by the Committee. Except as otherwise provided herein, the Committee shall have full power to: (a) interpret the Plan;
(b) determine who is eligible to be a Participant in the Plan; (c) select Award recipients; (d) set the terms and conditions of Awards; (e) establish administrative regulations to further the purpose of the Plan; and (f) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. All decisions and acts of the Committee shall be final and binding upon all Participants.

5. Awards.

                  5.1 Types of Awards. Awards are to be in the form of either Stock Options or Restricted StockGrants.

                  5.2 Award Agreements. All Awards shall be made pursuant to either Stock Option Agreements or Restricted Stock Grant Agreements between the Participant and Digital Fusion. Each Stock Option Agreement and Restricted Stock Grant Agreement shall set forth the details, conditions and limitations for each Award, which may include the term of the Award, the provisions applicable in the event the Participant's employment or service to Digital Fusion or a Subsidiary terminates, and Digital Fusion's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award. In addition, the Award Agreement may include provisions relating to control of Digital Fusion or a Subsidiary and future issuances by Digital Fusion of debt and equity securities, such as "drag along" rights, "tag along" rights, "lock up" or "holdback" provisions in connection with recapitalizations, reorganizations, acquisitions, divestitures, debt-financings, private placements of Digital Fusion's securities, public offerings of Digital Fusion's securities and "voting agreement" provisions which Digital Fusion deems necessary or appropriate in good faith. The Stock Option Agreements and the Restricted Stock Grant Agreements shall be in such form as the Committee approves from time to time.

                  5.3 Maximum Number of Shares Available. The total number of shares of Stock optioned or granted under the Plan shall not exceed 3,250,000 shares, 2,750,000 of which are allocated for Stock Options and 500,000 of which are allocated for Restricted Stock Grants. If an Award is forfeited, surrendered, or cancelled or if a Stock Option expires unexercised or is settled in cash in lieu of Stock, shares of Stock previously set aside for such Awards shall be available for distribution in connection with future Awards.

                  5.4 Adjustment in the Event of Recapitalization, etc. In the event of any change in the outstanding shares of Digital Fusion by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number and kind of shares and prices per share applicable to Awards then outstanding and in the number and kind of shares which are available thereafter for Awards as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

6. Stock Options.

                  6.1 Grant of Stock Options. Stock Options may be awarded to any Participant, except that Incentive Stock Options may only be awarded to Participants who are also Employees. Except as otherwise provided below, Stock Option Awards shall be subject to such terms and conditions as are established by the Committee and set forth in the Award Agreement. The Committee shall determine with respect to each Stock Option Award and designate in the Stock Option Agreement whether a Participant is to receive Incentive Stock Option or Non-Qualified Stock Options.

                  6.2 Option Price. The exercise price of each share of Stock subject to a Stock Option shall be specified in the grant. Notwithstanding the foregoing, no Stock Option shall be awarded which has an exercise price less than the Fair Market Value of the Stock on the date of grant, if such grant date is subsequent to an initial public offering of Stock by Digital Fusion. Additionally, if the Participant to whom an ISO is granted owns, at the date of grant, more than ten percent (10%) of the combined voting power of Digital Fusion, the exercise price of the ISO subject to such grant shall be not less than one hundred ten percent (110%) of the Fair Market Value.

                  6.3 Exercisability of Options. A Stock Option by its terms shall not be exercisable after such period as determined by the Committee, provided, that, in no event shall a Stock Option be exercisable after the expiration of ten (10) years from the date such option is granted, except that an ISO granted to a Participant who, at the date of grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participating Company shall by its terms not be exercisable after the expiration of more than five (5) years from the date such Option is granted.

         Subject to the preceding paragraph and except as otherwise provided herein, an Option shall be only exercisable by a Participant while the Participant is actively employed by or providing service to Digital Fusion or its Subsidiaries, except the Option may be exercised: (a) in the case of a Participant's death, by the executor or administrator of Participant's estate or Participant's distributee during the three (3) month period commencing on the date of Participant's death; (b) by the Participant during the three (3) month period commencing on the date of a Participant's Disability or termination of service or employment by Digital Fusion or a Subsidiary other than for cause;
(c) by the Participant during the three (3) month period commencing on the date of the Participant's termination of service or employment, by the Participant or Digital Fusion, after a Change in Ownership or Effective Control, unless such termination of employment is for cause; or (d) if the Committee decides that it is in the best interest of Digital Fusion to permit individual exceptions. For purposes hereof, "cause" shall mean: (v) the disclosure or misuse of confidential information or trade secrets; (w) activities in violation of Company policies; (x) the violation or breach of any material provision in any employment contract or agreement between a Participant and any Company; (y) engaging in conduct relating to the Participant's service to or employment with Digital Fusion for which either criminal or civil penalties may be sought; and
(z) engaging in activities which adversely affect or which are inimical, contrary or harmful to the interest of Digital Fusion or its business operations. An Option may not be exercised pursuant to this paragraph after the expiration date of the Option. In no event may an Incentive Stock Option be exercised more than 12 months after a Participant's employment terminates due to Disability or three (3) months after such employment terminates for any other reason.

                  6.4 Exercise of Option. Subject to the terms and conditions hereof and the terms and conditions specified in the respective Award Agreement, an Option may be exercised with respect to part or all of the shares subject to the Option by giving written notice to Digital Fusion of the exercise of the Stock Option. The Option Price for the shares for which an Option is exercised shall be paid within ten business days after the date of exercise in cash, in whole shares of Stock, in a combination of cash and such shares of Stock, or in any other manner that the Committee may approve. The value of any share of Stock delivered in payment of the Option Price shall be its Fair Market Value on the date the Option is exercised.

                  6.5 Limitation Applicable to ISOs. The aggregate Fair Market Value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under the Plan or any other Stock Option plan maintained by Digital Fusion, shall not exceed the amount set forth in section 422(d) of the Code (currently $100,000.00). The fair market value of such shares of Stock shall be the Fair Market Value on the date the related Stock Option is granted.

7. Restricted Stock Grants.

                  7.1 Restricted Stock Grants may be awarded to any Participant. Each award of a Restricted Stock Grant under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and Digital Fusion in such form as the Committee from time to time may determine. Such Restricted Stock Grants shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Grant Agreements entered into under the Plan need not be identical.

                  7.2 Restricted Stock Grants may be sold or awarded under the Plan for such consideration as the Committee may determine, including, without limitation, cash, cash equivalents, full-recourse promissory notes, past services and future services; provided, however, that to the extent that an Award consists of newly issued shares of Stock, the Participant shall furnish consideration with a value not less than the par value of such shares in the form of cash equivalents or past services rendered to Digital Fusion or its Subsidiaries, as the Committee may determine; provided, further, no Restricted Stock Grant shall be awarded for consideration that is less than Fair Market Value of the Stock on the date of the grant, if such grant date is subsequent to an initial public offering of Stock of Digital Fusion.

                  7.3 A recipient of a Restricted Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as Digital Fusion's other stockholders. A Restricted Stock Grant Agreement, however, may require the Award recipient to invest any cash dividends received in additional Stock. Such additional Stock shall be subject to the same conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid.

                  7.4 When a Restricted Stock Grant is awarded hereunder, Digital Fusion shall issue a certificate or certificates in respect of such Stock, which shall be registered in the name of the recipient and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award in substantially the following form:

         "THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF A RESTRICTED STOCK GRANT AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND DIGITAL FUSION, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES FO THE SECRETARY OF DIGITAL FUSION, 4940-A CORPORATE DRIVE, HUNTSVILLE, ALABAMA 35805."

8. Code Section 162(m).

         Any Award intended to qualify as "performance-based compensation" as that term is used in Section 162(m) of the Code shall be conditioned on the achievement of one or more performance goals, to the extent required by Section 162(m) of the Code. The performance goals that may be used by the Committee for such Awards shall be based on any one or more of the following measures of operating performance, as determined by the Committee: (a) earnings; (b) revenue; (c) operating and net cash flows; (d) financial return ratios; (e) total stockholder return; and (f) market share. Performance objectives may be established in combination with the continued employment of the recipient. These targets may be based upon Digital Fusion's total business or upon a defined business unit.

9. Vesting of Awards.

         Each Award may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the respective Award Agreement. During any restricted period, a Participant shall not be permitted to sell, transfer, pledge or assign Stock awarded pursuant to a Restricted Stock Grant under this Plan. In the event of a Participant's retirement, disability or death, or in cases of special circumstances, the Committee, in its sole discretion, may waive, in whole or in part, any or all remaining restrictions with respect to such Participant's unvested portion of his or her Award. Notwithstanding the foregoing, each Award may provide that the unvested portion of any Award shall become fully vested in the event that a Change in Ownership or Effective Control of Digital Fusion occurs.

10. Settlement of Stock Options.

         At the Committee's discretion, Stock Options may be settled in cash, shares of Stock, or any combination thereof. Subject to the limitations and restrictions of Code Section 409A and the regulations promulgated thereunder, the Committee may (a) require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards in cash and (b) provide that deferred settlements include the payment or crediting of interest on deferred amounts.

11. General Provisions.

                  11.1 Transferability of Awards. Awards under the Plan shall not be transferable otherwise than by the recipient's last will and testament or the laws of descent and distribution or, in the case of Non-Qualified Stock Options and Restricted Stock Grants, unless otherwise determined by the Committee.

                  11.2 Unfunded Plan. Nothing contained herein shall require Digital Fusion to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

                  11.3 No Right to Employment or Service. Participation in this Plan shall not affect Digital Fusion or any of its Subsidiary's right to discharge a Participant or constitute an agreement of employment or agreement to provide services between a Participant and Digital Fusion.

                  11.4 Rights as a Stockholder. Except as otherwise provided in any Award Agreement, a Participant shall have no rights as a stockholder of Digital Fusion until he or she becomes the holder of record of Stock.

                  11.5 Applicable Law. The validity, construction and effect of the Plan, and any actions taken or relating to the Plan, shall be determined in accordance with applicable federal law and the laws of the state in which Digital Fusion is incorporated.

                  11.6 Successors and Assigns. The Plan and any Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of the Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.


12. Amendment, Suspension or Termination.

         The Board may amend, suspend or terminate the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of Digital Fusion, increase the total number of shares of Stock that may be optioned or granted under the Plan.

13. Tax Withholding.

        Digital Fusion shall have the right to (a) require that shares of Stock be withheld in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law and (b) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding shall be satisfied. The date the Option is exercised shall be the date used for purposes of determining the Fair Market Value of the shares of Stock used to satisfy the required tax withholding.

14. Effective Date and Duration of the Plan.

         The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the issued and outstanding shares of Stock and shall terminate on the tenth anniversary of the effective date. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

15. Exclusion from Retirement and Fringe Benefit Computation.

         No portion of any Award under this Plan shall be taken into account as "wages," "salary" or "compensation" for any purpose, whether in determining eligibility, benefits or otherwise, under (a) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (b) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, and disability, or (c) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

16. Indemnification.

         (a) To the maximum extend permitted by Alabama law, neither Digital Fusion, the Board or the Committee nor any of its members, shall be liable for any action or determination made with respect to this Plan.

         (b) In addition to such other rights of indemnification that they may have, the members of the Board and the Committee shall be indemnified by Digital Fusion to the maximum extent permitted by Delaware law against any and all liabilities and expenses incurred in connection with their service in such capacity.

17. Registration of Stock.

         Notwithstanding anything herein to the contrary, nothing contained in the Plan shall confer on the Participant any rights to require Digital Fusion to register the Stock received by the Participant pursuant to an Award.



                                    * * * * *

                              DIGITAL FUSION, INC.
                             4940-A Corporate Drive
                            Huntsville, Alabama 35805


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
          THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2006

     The undersigned hereby appoints Frank Libutti and Elena I. Crosby, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Digital Fusion, Inc. held of record by the undersigned on April 11, 2006, at the annual meeting of shareholders to be held on May 25, 2006 or any adjournment thereof.

1.   ELECTION OF DIRECTORS


|_|  FOR all nominees listed below
     (except as marked to the
     contrary below)

|_|  WITHHOLD AUTHORITY
     To vote for all nominees
     listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     Gilbert F. Decker, Jay M. Garner, G. Stewart Hall, Ronald V. Hite, Frank Libutti, Charles F. Lofty, Daniel E. Moore, Gary S. Ryan


2. PROPOSAL TO APPROVE DIGITAL FUSION, INC.'S AMENDED AND RESTATED 2005 STOCK OPTION PLAN.

              |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

              |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL IN ITEM 2.


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



DATED:                    , 2006
      --------------------                      --------------------------------
PLEASE MARK, SIGN, DATE AND RETURN              Signature
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                                --------------------------------
                                                Signature if held jointly